Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity Contracts I, II, & III

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 2340
Fort Wayne, IN 46801-2340
1-800-341-0441

This prospectus describes a group annuity contract and an individual certificate that is issued by Lincoln Life & Annuity Company of New York (LNY), a subsidiary of The Lincoln National Life Insurance Company (Lincoln Life). They are primarily for use with qualified retirement plans. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate account value, and as permitted by the plan, to provide retirement income that a participant cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If a participant dies before the annuity commencement date, we will pay the beneficiary or plan a death benefit.

If the contractowner gives certain rights to plan participants, we issue active life certificates to them. Participants choose whether account value accumulates on a variable or a fixed (guaranteed) basis or both. If a participant allocates contributions to the fixed account, we guarantee principal and a minimum interest rate.

All contributions for benefits on a variable basis will be placed in Lincoln Life & Annuity Variable Annuity Account L (VAA). The VAA is a segregated investment account of Lincoln Life. If a participant puts all or some contributions into one or more of the contract's subaccounts, the participant takes all the investment risk on the account value and the retirement income. If the selected subaccounts make money, account value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the selected subaccounts. We do not guarantee how any of the subaccounts or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees the investment in the contract.

The available subaccounts, and the funds in which they invest, are listed below. The contractowner decides which of these subaccounts are available under the contract for participant allocations. For more information about the fund descriptions, policies and risks of the funds please refer to the Prospectuses for the funds.

AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     AllianceBernstein VPS Growth Portfolio*
     AllianceBernstein VPS Growth and Income Portfolio
American Century Variable Portfolios (Class I):
     Balanced Fund*
     Inflation Protection Fund
American Funds Insurance Series (Class 2):
     American Funds Global Growth Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class I):
     BlackRock Global Allocation V.I. Fund
Delaware VIP Trust (Service Class):
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
Delaware VIP Trust (Standard Class):
     Delaware VIP Diversified Income Series
     Delaware VIP High Yield Series

Dreyfus Variable Investment Fund (Initial Class):
     Dreyfus Opportunistic Small Cap Portfolio*
     (formerly Dreyfus Developing Leaders Porfolio)
     Dreyfus Stock Index Fund, Inc.*
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP*
DWS Variable Series II (Class A):
     DWS Alternative Asset Allocation Plus VIP Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Initial Class):
     Fidelity (Reg. TM) Asset Manager Portfolio*
     Fidelity (Reg. TM) Equity-Income Portfolio
     Fidelity (Reg. TM) Growth Portfolio
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) Contrafund (Reg. TM) Portfolio
Janus Aspen Series (Institutional Shares):
     Janus Aspen Worldwide Portfolio*
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund

Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund
     LVIP Delaware Foundation Conservative Allocation Fund
     LVIP Delaware Foundation Moderate Allocation Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Global Income Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
     LVIP Wilshire Aggressive Profile Fund

Neuberger Berman Advisers Management Trust (I Class):
     Mid-Cap Growth Portfolio*
     Partners Portfolio*
T. Rowe Price International Series, Inc.
     T. Rowe Price International Stock Portfolio*

*It is currently anticipated that during the third quarter of 2010, we will close and replace these investment options. See Investments of the VAA - Description of the Funds for further information.

This prospectus gives you information about the contracts and certificates that contractowners and participants should know before investing. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI terms are made part of this prospectus, and for a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, P. O. Box 2340, Fort Wayne, IN 46808 or call 1-800-341-0441. The SAI and other information about LNY and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2010

Table of Contents



Item                                                                         Page
Special Terms                                                                 4
Expense Tables                                                                5
Summary of Common Questions                                                   6
Lincoln Life & Annuity Company of New York                                    7
Fixed Side of the Contract                                                    8
Variable Annuity Account (VAA)                                                9
Investments of the VAA                                                        9
Charges and Other Deductions                                                 13
The Contracts                                                                16
 Purchase of the Contracts                                                   16
 Transfers On or Before the Annuity Commencement Date                        18
 Death Benefit Before the Annuity Commencement Date                          20
 Withdrawals                                                                 21
 Annuity Payouts                                                             23
Distribution of the Contracts                                                24
Federal Tax Matters                                                          25
Additional Information                                                       28
 Voting Rights                                                               28
 Return Privilege                                                            28
 Other Information                                                           29
 Legal Proceedings                                                           29
Contents of the Statement of Additional Information (SAI)
for Lincoln Life & Annuity Company of New York Variable Annuity Account L    30
Appendix A - Condensed Financial Information                                 A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

Account or variable annuity account (VAA) - The segregated investment account, Account L, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account value - At a given time before the annuity commencement date, the value of all accumulation units for a contract plus the value of the fixed side of the contract.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person or entity designated by the participant to receive any death benefit paid if the participant dies before the annuity commencement date.

Contractowner - The party named on the group annuity contract (for example, an employer, a retirement plan trust, an association, or other entity allowed by law).

Contributions - Amounts paid into the contract.

Death benefit-Before the annuity commencement date, the amount payable to a designated beneficiary if a participant dies.

FINRA - Financial Industry Regulatory Authority.

Good Order - The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY).

Participant - An employee or other person affiliated with the contractowner on whose behalf we maintain an account under the contract.

Participant year - A 12-month period starting with the date we receive the first contribution on behalf of a participant and on each anniversary after that.

Plan - The retirement program that an employer offers to its employees for which a contract is used to accumulate funds.

SEC - Securities and Exchange Commission.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that contractowners or participants will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.

Contractowner/Participant Transaction Expenses for GVA I, II & III:


The maximum surrender charge (contingent deferred sales charge) (as a percentage of an account value withdrawn):



GVA I   GVA II   GVA III
------- -------- --------
5%*     6%*      None

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charges.


The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual account fee (per participant): $25

Systematic withdrawal option fee: $30

The annual fee may be paid by an employer on behalf of participants. It is not charged during the annuity period. We may reduce or waive these charges in certain situations. See Charges and Other Deductions.


Separate Account L expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2009. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         5.09%        0.29%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements):        1.44%        0.29%

EXAMPLES

This Example is intended to help contractowners or participants compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner/participant transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that contractowners or participants invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable period:



              1 year    3 years   5 years   10 years
            ---------- --------- --------- ---------
      GVA I  $ 1,103    $ 2,289   $ 3,448   $ 5,877
     GVA II    1,201      2,383     3,539     6,050
    GVA III      610      1,808     2,980     5,795

2) If you do not surrender your contract at the end of the applicable time period:



             1 year   3 years   5 years   10 years
            -------- --------- --------- ---------
      GVA I  $ 609    $ 1,805   $ 2,975   $ 5,788
     GVA II    608      1,803     2,971     5,781
    GVA III    610      1,808     2,980     5,795

The expense tables reflect expenses of the VAA as well as the maximum fees and expenses of any of the funds. We provide these examples, which are unaudited, to show the direct and indirect costs and expenses of the contract.

For more information, see - Charges and Other Deductions in the prospectus, and in the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. These examples should not be considered a representation of past or future expense. Actual expenses may be more or less than those shown.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees"). As of the date of this prospectus, none have done so. See The Contracts
- Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract is this? It is a group variable annuity contract between the contractowner and LNY. It may provide for a fixed annuity and/or a variable annuity. This prospectus describes the variable side of the contract. See The Contracts. This prospectus provides a general description of the contract.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How do the contracts work? If we approve the application, we will send the contractowner a contract. When participants make contributions, they buy accumulation units. If the participant decides to receive retirement income payments, we convert accumulation units to annuity units. Retirement income payments will be based on the number of annuity units received and the value of each annuity unit on payout days. See - The Contracts and Annuity Payouts.

What charges do I pay under the contract? If participants in GVA I or GVA II withdraw account values, a surrender charge applies of 0-5% of the gross withdrawal amount for all GVA I contracts and for GVA II contracts issued to plans subject to ERISA, depending on how many participation years the participant has been in the contract. For GVA II contracts issued to plans that are not subject to ERISA, a surrender charge of 6% applies regardless of the number of participation years. We may reduce or waive surrender charges in certain situations. See - Charges and Other Deductions - Surrender Charge for GVA I and GVA II.

There is no surrender charge for GVA III.

We charge an annual administration charge of $25 per participant account. We will deduct any applicable premium tax from contributions or account value at the time the tax is incurred or at another time we choose or a time as required by law.


We apply a charge to the daily net asset value of the VAA and those charges are:



Mortality and expense risk charge:   1.00%

The funds investment management fees, 12b-1 fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

What contributions are necessary, and how often? Contributions made on behalf of participants may be in any amount unless the contractowner or the plan has a minimum amount. See - The Contracts-Contributions.

How will my annuity payouts be calculated? If a participant decides to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if a participant dies before annuitizing? Depending upon the plan, the beneficiary may receive a death benefit and have options as to how the death benefit is paid. See The Contracts - Death Benefit.

May participants transfer account value between subaccounts, and between the VAA and the fixed account? Before the annuity commencement date, yes, subject to the terms of the plan. See - The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

May a participant withdraw account value? Yes, during the accumulation period, subject to contract requirements, to the restrictions of any plan, and to certain restrictions under GVA III. See - Charges and Other Deductions. Under GVA III, a participant may not transfer more than 20% of his or her fixed account holdings to the VAA each year, unless the participant intends to liquidate his or her fixed account value. Under GVA III, liquidation of the entire fixed account value must be over 5 annual installments. See - Fixed Account Withdrawal/Transfer limits for GVA III. The contractowner must also approve participant withdrawals under Section 401(a) plans and plans subject to Title I of ERISA. Certain charges may apply. See - Charges and Other Deductions. A portion of withdrawal proceeds may be taxable. In addition, a 10% Internal Revnue Service (IRS) tax penalty may apply to distributions before age 59 1/2. A withdrawal also may be subject to 20% withholding. See - Federal Tax Matters.

Do participant's get a free look at their certificates? A participant under a
Section 403(b) or 408 plan and certain non-qualified plans can cancel the active life certificate within ten days (in some states longer) of the date the participant receives the certificate. The participant needs to give notice to our servicing office. We will refund the participant's contributions less withdrawals, or for the variable side of the contract if greater, the participant's account balance on the day we receive the written notice. See - Return Privilege.

Where may I find more information about accumulation unit values? The Appendix to this prospectus provides more information about accumulation unit values.



Investment Results
The VAA advertises the annual performance of the subaccounts for the funds on both a standardized and non-standardized basis.

The standardized calculation measures average annual total return. This is based on a hypothetical $1,000 payment made at the beginning of a one-year, a five-year and a 10-year period. This calculation reflects all fees and charges that are or could be imposed on all contractowner accounts.

The nonstandardized calculation compares changes in accumulation unit values from the beginning of the most recently completed calendar year to the end of that year. It may also compare changes in accumulation unit values over shorter or longer time periods. This calculation reflects mortality and expense risk charges. It also reflects management fees and other expenses of the fund. It does not include the surrender charge or the account charge; if included, they would decrease the performance.



Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln New York does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2340 , Fort Wayne, IN 46801-2340, or call 1-800-341-0441 . In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans and comprehensive financial planning and advisory services.



Fixed Side of the Contract
The portion of the account value allocated to the fixed side of the contract becomes part of our general account, and does not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 (1933 Act) and have not registered the general account as an investment company under the Investment Company Act of 1940 (1940 Act). Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

Contributions allocated to the fixed side of the contract are guaranteed to be credited with a minimum interest rate, specified in the contract, of at least 3%. A contribution allocated to the fixed side of the contract is credited with interest beginning on the next calendar day following the date of receipt if all participant data is complete. LNY may vary the way in which it credits interest to the fixed side of the contract from time to time.

ANY INTEREST IN EXCESS OF 3% WILL BE DECLARED IN ADVANCE AT LINCOLN LIFE'S SOLE DISCRETION. CONTRACTOWNERS AND PARTICIPANTS BEAR THE RISK THAT NO INTEREST IN EXCESS OF 3% WILL BE DECLARED.

Under GVA III, special limits apply to transfers and withdrawals from the fixed account. See - Charges and Other Deductions-Fixed Account Withdrawal/Transfer Limits for GVA III.



Variable Annuity Account (VAA)
On July 24, 1996, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.



Financial Statements
The December 31, 2009 financial statements of the VAA and the December 31, 2009 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-341-0441.



Investments of the VAA
The contractowner decides which of the subaccount(s) available under the contract will be available for participant allocations. There is a separate subaccount which corresponds to each fund. Participant allocations may change without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AllianceBernstein, American Funds, Delaware, Fidelity and Lincoln Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.30% based on the amount of assets invested in those funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment advisor, or its distributor. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

We currently anticipate closing and replacing the following funds during the third quarter of 2010:
oAllianceBernstein VP Growth Portfolio (Class B) with AllianceBernstein VP Growth and Income Portfolio (Class B);
oAmerican Century VP Balanced Fund (Class 1) with LVIP SSgA Bond Index Fund (Standard Class);
oDreyfus VIF Opportunistic Small-Cap Portfolio (Initial Class) with LVIP SSgA Small Cap Index (Standard Class);
oDreyfus Stock Index Fund, Inc. with LVIP SSgA S&P 500 Index Fund (Standard Class);
oDWS Small-Cap Index VIP (Class A) with LVIP SSgA Small-Cap Index Fund (Standard Class);
oFidelity VIP Asset Manager Portfolio (Initial Class) with LVIP SSgA Bond Index Fund (Standard Class);
oJanus Aspen Series Worldwide Portfolio (Institutional Class) with LVIP SSgA S&P 500 Index Fund (Standard Class);
oNeuberger Berman AMT Partners Portfolio with LVIP SSgA S&P 500 Index Fund (Class B);
oNeuberger Berman Mid-Cap Growth Portfolio with LVIP SSgA Small-Cap Index Fund (Standard Class);
oT. Rowe Price International Stock Portfolio with LVIP Mondrian International Value Fund (Standard Class);

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds. Funds of funds structures may have higher expenses than funds that invest directly in debt or equity securities.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectuses for the funds, which are distributed with this booklet. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein
L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Growth Portfolio (Class B): Capital appreciation.
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.

  o AllianceBernstein VPS Growth and Income Portfolio (Class B): long-term growth.


American Century Variable Products, advised by American Century Investment
    Management, Inc.

  o Balanced Fund (Class I): Long-term capital growth & current income.
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.

  o Inflation Protection Fund (Class I): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.

BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC.

  o BlackRock Global Allocation V.I. Fund (Class I):


Delaware VIP Trust, advised by Delaware Management Company*

  o Diversified Income Series (Standard Class): Total return.

  o High Yield Series (Standard Class): Total return.

  o REIT Series (Service Class): Total return.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

*Investments in any of the funds offered under the Delaware VIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds offered under the Delaware VIP Trust, the repayment of capital from any of the funds offered under the Delaware VIP Trust or any particular rate of return.


Dreyfus Variable Investment Fund, advised by The Dreyfus Corporation

  o Opportunistic Small Cap Portfolio (Initial Class): Capital growth. (formerly Developing Leaders Portfolio)
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.

  o Stock Index Fund, Inc. (Initial Class): Match the total return of the Standard & Poor's 500 Composite Stock Price Index.
    (Sub-advised by Mellon Capital Management Corporation)
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.


DWS Investments VIT Funds, advised by Deutsche Asset Management, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.
     (Sub-advised by Northern Trust Investments, Inc.)

  o DWS Small Cap Index VIP (Class A): Capital appreciation.
    (Sub-advised by Northern Trust Investments, Inc.)
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.


DWS Variable Series II, advised by Deutsche Asset management, Inc. and subadvised by RREEF America, L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class A):


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Asset Manager Portfolio (Initial Class): High total return.
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Initial Class): Reasonable income.

  o Growth Portfolio (Initial Class): Capital appreciation.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Worldwide Portfolio (Institutional Shares): Long-term growth.
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment
Advisors

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.

     (Sub-advised by BAMCO, Inc.)

  o LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.

     (Sub-advised by Cohen & Steers Capital Management)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
     Long-term capital growth
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation Conservative Allocation Fund (Standard Class):
     Current income and preservation of capital with capital appreciation. (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Foundation Moderate Allocation Fund (Standard Class): Capital appreciation with current income.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
     (Sub-advised by Delaware Management Company)*

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Sub-advised by Delaware Management Company)*

  o LVIP Global Income Fund (Standard Class): Current income consistent with preservation of capital.
     (Sub-advised by Mondrian Investment Partners Limited and Franklin Advisors, Inc.)

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Sub-advised by Janus Capital Management LLC)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Sub-advised by Mondrian Investment Partners Limited)

  o LVIP SSgA Bond Index Fund (Standard Class): Replicate Barclays Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Standard Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Sub-advised by T. Rowe Price Associates, Inc.)

  o LVIP Wilshire 2010 Profile Fund (Standard Class): Total return; a fund of funds.
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Standard Class): Total return; a fund of funds.
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Standard Class): Total return; a fund of funds.
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Standard Class): Total return; a fund of funds.
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Standard Class): Capital appreciation; a fund of funds.
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Standard Class): Current income; a fund of funds.
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Standard Class): Total return; a fund of funds.
     (Sub-advised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class): Growth and income; a fund of funds.
     (Sub-advised by Wilshire Associates Incorporated)

*Investments in any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust, the repayment of capital from any of the funds sub-advised by Delaware Management Company and offered under the LVIP Trust or any particular rate of return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management Inc. and subadvised by Neuberger Berman LLC.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.

  o Partners Portfolio (I Class): Capital appreciation.
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.

T. Rowe Price International Series, Inc., advised by T. Rowe Price International, Inc.

  o T. Rowe Price International Stock Portfolio: Long-term growth.
     It is currently anticipated that during the third quarter of 2010, we will close and replace this investment option.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners or participants as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;

 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, systematic transfer, account sweep and portfolio rebalancing services);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Annual Contract Fee

During the accumulation period, we currently deduct $25 (or the balance of the participant's account, if less) per year from each participant's account value on the last business day of the month in which a participant anniversary occurs, to compensate us for administrative services provided. We also deduct the charge from a participant's account if the participant's account is totally withdrawn. The charge may be increased or decreased.


Surrender Charge for GVA I and GVA II*

Under GVA I and GVA II, a surrender charge applies (except as described below) to total or partial withdrawals of a participant's account balance during the accumulation period as follows:



                                     GVA II    GVA II
During Participation Year    GVA I    ERISA   Non-ERISA
--------------------------- ------- -------- ----------
  1-6......................   5%      5%         6%
  7........................   4%      4%         6%
  8........................   3%      3%         6%
  9........................   2%      2%         6%
  10.......................   1%      1%         6%
  11 and later.............   0%      0%         6%

* There is no surrender charge taken on withdrawals from GVA III.


The surrender charge is imposed on the gross withdrawal amount, and is deducted from the subaccounts and the fixed account in proportion to the amount withdrawn from each. We do not impose a surrender charge on death benefits, or on acount balances converted to an annuity payout option. For any participant, the surrender charge will never exceed 8.5% of the cumulative contributions to the participant's account.


Fixed Account Withdrawal/Transfer Limits for GVA III

GVA III has no surrender charges, but under GVA III, special limits apply to withdrawals and transfers from the fixed account. During any one calendar year a participant may make one withdrawal from the fixed account, or one transfer to the VAA from the fixed account, of up to 20% of their fixed account balance.

Participants who want to liquidate their entire fixed account balance or transfer it to the VAA, however, may make one withdrawal or transfer request from their fixed account in each of five consecutive calendar years according to the following percentages:



                                Percentage of Fixed
                                 Account Available
Year Request Received by LNY       Under GVA III
------------------------------ --------------------
  1...........................            20%
  2...........................            25%
  3...........................         33.33%
  4...........................            50%
  5...........................           100%

Each consecutive withdrawal or transfer may not be made more frequently than twelve months apart. This liquidation schedule is also subject to the same conditions as other withdrawals and transfers. We reserve the right to prohibit any additional contributions by a participant that notifies us of their intention to liquidate their fixed account balance and stop contributions to the contract.


Waiver of Surrender Charges and Fixed Account Withdrawal/Transfer Limits

Under certain conditions, a participant may withdraw part or all of his or her fixed account balance without incurring a surrender charge under GVA I or GVA II, or without being subject to the fixed account withdrawal/transfer limits under GVA III. We must receive reasonable proof of the condition with the withdrawal request. The chart below shows the standard conditions provided by GVA I, GVA II, and GVA III, as well as optional conditions the contractowner may or may not make available under the contracts:



           Standard conditions
           -------------------------------------------------------------------
GVA I      o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           -------------------------------------------------------------------
 GVA II    o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer and is at least 55 years of age
           -------------------------------------------------------------------
 GVA III   o the participant has attained age 591/2
           o the participant has died
           o the participant has incurred a disability (as defined under the contract)
           o the participant has separated from service with their employer
           o the participant is experiencing financial hardship*



           Optional conditions
           -----------------------------------------------------------------
GVA I      o the participant has separated from service with their employer and is at least 55 years of age
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA II    o the participant has separated from service with their employer
           o the participant is experiencing financial hardship


           -----------------------------------------------------------------
 GVA III   o the participant has separated from service with their employer and is at least 55 years of age





* A GVA III contractowner has the option not to include the financial hardship condition.


Under GVA I and GVA II, a contractowner may also elect an optional contract provision that permits participants to make a withdrawal once each contract year of up to 20% of the participant's account balance without a surrender charge.

A contractowner choosing one or more of the optional provisions may receive a different declared interest rate on the fixed account than will holders of contract without these provisions.


Deductions from the VAA for GVA I, II & III for Assumption of Mortality and Expense Risks


Account L separate account expenses for GVA I, II & III subaccounts (as a percentage of average daily net assets in the subaccounts):



Mortality and expense risk charge:   1.00%

This maximum level of mortality and expense risk charge is guaranteed not to increase. It is assessed during the accumulation period and during the annuity period, even though during the annuity period, we bear no mortality risk on annuity options that do not have life contingencies.

If the mortality and expense risk charge proves insufficient to cover underwriting and administrative costs in excess of the charges made for the administrative expenses, we will absorb the loss. However, if the amount deducted proves more than sufficient, we will keep the profit.


Special Arrangements

The surrender and account charges, described previously may be reduced or eliminated for any particular contract. In addition, the amount credited to and/or the interest rate declared on the fixed account may be enhanced for certain contracts. Such reductions, eliminations or enhancements may be available where LNY's administrative and/or distribution costs or expenses are anticipated to be lower due to, for example, the terms of the contract, the duration or stability of the plan or contract; economies due to the size of the plan, the number of certain characteristics of participants, or the amount or frequency of contributions anticipated; or other support provided by the contractowner or the plan. In addition, the group contractowner or the plan may pay the annual administration charge on behalf of the participants under a contract or by election impose this charge only on particpants with account balances in the VAA . LNY will enhance the fixed interest crediting rate and reduce or eliminate fees, charges, or rates in accordance with LNY's eligibility criteria in effect at the time a contract is issued, or in certain cases, after a contract has been held for a period of time. LNY may, from time to time, modify both the amounts of reductions or enhancements and the criteria for qualification. Reductions, enhancements, or waivers will not be unfairly discriminatory against any person, including participants under other contracts issued through the VAA.

Fees, charges and rates under the contracts, including charges for premium taxes; loan rates of interest; and the availability of certain free withdrawals, may be subject to variation based on state insurance regulation.

The contractowner and participant should read the contract carefully to determine whether any variations apply in the state in which the contract is issued. The exact amount for all fees, charges, and rates applicable to a particular contract will be stated in that contract.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the account value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%. Currently, there is no premium tax imposed for New York residents.


Other Charges and Deductions

The mortality and expense risk charge of 1.00% of the contract value will be assessed on all variable annuity payouts, including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the serices will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.



The Contracts

Purchase of the Contracts
A prospective contractowner wishing to purchase a contract must apply for it through one of our authorized sales representatives. The completed application is sent to us and we decide whether we can accept it based on our underwriting guidelines. Once the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to the contractowner through its sales representative. For plans that have allocated rights to the participant, we will issue to each participant a separate active life certificate that describes the basic provisions of the contract.


Initial Contributions

When we receive a complete enrollment form and all other information necessary for processing a contribution, we will price the initial contribution for a participant to his or her account no later than two business days after we receive the contribution. If we receive contribution amounts with incomplete or no allocation instructions, we will notify the contractowner and direct contribution amounts to the pending allocation account. The pending allocation account invests in Fidelity (Reg. TM) VIP Money Market Portfolio, which is not available as an investment option under the contract. We do not impose the mortality and expense risk charge or the annual administration charge on the pending allocation account.

The participant's participation date will be the date we deposited the participant's contribution into the pending allocation account.

We will transfer the account value from the pending allocation account in accordance with allocation percentages elected on properly completed allocation instructions within two valuation dates of receipt of such instructions, and allocate all future contributions in accordance with these percentages until we are notified of a change. If we do not receive properly completed instructions after we have sent three monthly notices, we will refund account value in the pending allocation account within 105 days of the initial contribution.

Participants may not allocate contributions to, make transfer to or from, take loans from, or make withdrawals from the pending allocation account, except as set forth in the contract.


Contributions

Contractowners generally forward contributions to us for investment. Depending on the plan, the contributions may consist of salary reduction contributions, employer contributions or post-tax contributions.

Contributions may accumulate on either a guaranteed or variable basis selected from those subaccounts made available by the contractowner.

Contributions made on behalf of participants may be in any amount unless there is a minimum amount set by the contractowner or plan. A contract may require the contractowner to contribute a minimum annual amount on behalf of all participants. Annual contributions under qualified plans may be subject to maximum limits imposed by the tax code. Annual contributions under non-qualified plans may be limited by the terms of the contract.

Subject to any restrictions imposed by the plan or the tax code, we will accept transfers from other contracts and qualified rollover contributions.

Contributions must be in U.S. funds, and all withdrawals and distributions under the contract will be in U.S. funds. If a bank or other financial institution does not honor the check or other payment method used for a contribution, we will treat the contribution as invalid. All allocation and subsequent transfers resulting from the invalid contributions will be reversed and the party responsible for the invalid contribution must reimburse us for any losses or expenses resulting from the invalid contribution.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Participant's Surrender charges may be imposed on your existing contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Contributions

The contractowner forwards contributions to us, specifying the amount being contributed on behalf of each participant and allocation information in accordance with our procedures. Contributions are placed into the VAA's subaccounts, each of which invests in shares of a fund, and/or the fixed account, according to written participant instructions and subject to the plan. The contribution allocation percentage to the subaccount's or the fixed account must be in any whole percent.

If we receive your purchase payment from you or your broker-dealer in good order at our Servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

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Subject to the terms of the plan, a participant may change the allocation of contributions by notifying us in writing or by telephone in accordance with our published procedures. The change is effective for all contributions received concurrently with the allocation change form and for all future contributions, unless the participant specifies a later date. Changes in the allocation of future contributions have no effect on amounts a participant may have already contributed. Such amounts, however, may be transferred between subaccount and the fixed account pursuant to the requirements described in Transfers on or before the annuity commencement date. Allocation of employer contributions may be restricted by the applicable plan.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period. These liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period.

In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

Subject to the terms of a plan, a participant may transfer all or a portion of the participant's account balance from one subaccount to another, and between the VAA and the fixed account. Under GVA III transfers from the fixed account are subject to special limits. See - Fixed account withdrawals/transfer limits for GVA III.

A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer. We do not limit the number of transfers except as described under - Charges and other deductions-Fixed account withdrawal/transfer limits for GVA III.

A transfer request may be made to us using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the participant a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the participant on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our servicing office.

Requests for transfers will be processed on the valuation date that they are received in good order in our customer service center before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request received in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

When thinking about a transfer of contract value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that a transfer will be made at an inopportune time.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our participants and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other participants or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, participants and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual participants, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific participants who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our participants) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from participants engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by participants within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of participants who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same participant if that participant has been identified as a market timer. For each participant, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a participant has been identified as a "market timer" under our Market Timing Procedures, we will notify the participant in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the calendar year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a participant that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that participant even if we cannot identify, in the particular circumstances, any harmful effect from that participant's particular transfers.

Participants seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of participants determined to be engaged in such transfer activity that may adversely affect other participants or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all participants. An exception for any participant will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all participants or as applicable to all participants investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

We do not permit transfers of a participant's account balance after the annuity commencement date.


Additional Services

There are four additional services available to you: dollar-cost averaging, systematic transfer (GVA III only), account sweep and portfolio rebalancing. In order to take advantage of one of these services, you will need to complete the applicable election form.

Dollar-cost averaging allows you to transfer a designated amount from the fixed account into one or more subaccounts on a monthly basis for 1, 2 or 3 years.

The systematic transfer service allows you to fully liquidate your fixed account balance over four years and transfer the amounts into one or more of the subaccounts. This service is only available for GVA III participants.

The account sweep service allows you to keep a designated amount in one subaccount or the fixed account, and automatically transfer the excess to other subaccounts of your choice.

Portofolio rebalancing is an option that restores to a pre-determined level the percentage of account value allocated to each subaccount or the fixed account. The rebalancing may take place quarterly, semi-annually or annually.


Death Benefit Before the Annuity Commencement Date

The payment of death benefits is governed by the applicable plan and the tax code. In addition, no payment of death benefits provided upon the death of the participant will be allowed that does not satisfy the requirements of code section 72(s) or section 401(a)(9) of the tax code. The participant may designate a beneficiary during the participant's lifetime and change the beneficiary by filing a written request with us. Each change of beneficiary revokes any previous designation.

If the participant dies before the annuity commencement date, the death benefit paid to the participant's designated beneficiary will be the greater of: (1) the net contributions; or (2) the participant's account balance less any outstanding loan (including principal due and accrued interest), provided that, if we are not notified of the participant's death within six months of such death, we pay the beneficiary the amount in (2).

We determine the value of the death benefit as of the date on which the death claim is approved for payment. This payment will occur when we receive (1) proof, satisfactory to us, of the death of the participant; (2) written authorization for payment; and (3) all required claim forms, fully completed.

If a death benefit is payable, the beneficiary may elect to receive payment of the death benefit either in the form of a lump sum settlement or an annuity payout, or as a combination of these two. If a lump sum settlement is requested, the proceeds will be mailed within seven days of receipt of satisfactory claim documentation as discussed previously, subject to the laws and regulations governing payment of death benefits. If no election is made within 60 days after we receive satisfactory notice of the participant's death, we will pay a lump sum settlement to the beneficiary at that time. This payment may be postponed as permitted by the 1940 Act.

Payment will be made in accordance with applicable laws and regulations governing payment of death benefits.

Under qualified contracts, if the beneficiary is someone other than the spouse of the deceased participant, the tax code provides that the beneficiary may not elect an annuity which would commence later than December 31st of the calendar year following the calendar year of the participant's death. If a non-spousal beneficiary elects to receive payment in a single lump sum, the tax code provides that such payment must be received no later than December 31st of the fourth calendar year following the calendar year of the participant's death.

If the beneficiary is the surviving spouse of the deceased participant, distributions generally are not required under the tax code to begin earlier than December 31st of the calendar year in which the participant would have attained age 70. If the surviving spouse dies before the date distributions commence, then, for purposes of determining the date distributions to the beneficiary must commence, the date of death of the surviving spouse is substituted for the date of death of the participant.

Other rules apply to non-qualified annuities. See "Federal Tax Matters."

If there is no living named beneficiary on file with us at the time of a participant's death and unless the plan directs otherwise, we will pay the death benefit to the participant's estate in the form of a lump sum payment, upon receipt of satisfactory proof of the participant's death, but only if we receive proof of death no later than the end of the fourth calendar year following the year of the participant's death. In such case, the value of the death benefit will be determined as of the end of the valuation period during which we receive due proof of death, and the lump sum death benefit generally will be paid within seven days of that date.


Withdrawals

Before the annuity commencement date and subject to the terms of the plan, withdrawals may be made from the subaccounts or the fixed account of all or part of the participant's account balance remaining after deductions for any applicable (1) surrender charge; (2) annual administration charge (imposed on total withdrawals), (3) premium taxes, and (4) outstanding loan.

Converting all or part of the account balance or death benefit to an annuity payout is not considered a withdrawal.

Under GVA III, special limits apply to withdrawals from the fixed account. See "Charges and Other Deductions- Fixed Account Withdrawal/Transfer Limits for GVA III."

The account balance available for withdrawal is determined at the end of the valuation period during which we receive the withdrawal request on an approved Lincoln distribution request form (available from the Home Office). If we receive a surrender or withdrawal request placed at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total participant account balance. Unless prohibited, withdrawal payments will be mailed within seven days after we receive a valid written request. The payment may be postponed as permitted by the 1940 Act.

There are charges associated with withdrawals of account value. See "Charges and Other Deductions."

The tax consequences of a withdrawal are discussed later in this booklet. See "Federal Tax Matters."

Total Withdrawals. Only participants with no outstanding loans can make a total withdrawal. A total withdrawal of a participant's account will occur when (a) the participant or contractowner requests the liquidation of the participant's entire account balance, or (b) the amount requested plus any surrender charge results in a remaining participant account balance of an amount less than or equal to the annual administration charge, in which case we treat the request as a request for liquidation of the participant's entire account balance.

Any active life certificate must be surrendered to us when a total withdrawal occurs. If the contractowner resumes contributions on behalf of a participant after a total withdrawal, the participant will receive a new participation date and active life certificate.

Partial Withdrawals. A partial withdrawal of a participant's account balance will occur when less than a total withdrawal is made from a participant's account.

Systematic Withdrawal Option. Participants who are at least age 591/2, are separated from service from their employer, or are disabled, and certain spousal beneficiaries and alternate payees who are former spouses, may be eligible for a Systematic Withdrawal Option ("SWO") under the contract. Payments are made only from the fixed account. Under the SWO a participant may elect to withdraw either a monthly amount which is an approximation of the interest earned between each payment period based upon the interest rate in effect at the beginning of each respective payment period, or a flat dollar amount withdrawn on a periodic basis. A participant must have a vested pre-tax account balance of at least $10,000 in the fixed account in order to select the SWO. A participant may transfer amounts from the VAA to the fixed account in order to support SWO payments. These transfers, however, are subject to the transfer restrictions imposed by any applicable plan. A one-time fee of up to $30 will be charged to set up the SWO. This charge is waived for total vested pre-tax account balances of $25,000 or more. More information about SWO, including applicable fees and charges, is available in the contracts and active life certificates and from us.

Required Minimum Distribution Program. Under certain contracts participants who are at least age 701/2 may ask us to calculate and pay to them the minimum annual distribution required by Sections 401(a)(9), 403(b)(10) or 408 of the tax code. The participant must complete the forms we require to elect this option. We will base our calculation solely on the participant's account value with us. Participants who select this option are responsible for determining the minimum distributions amount applicable to their non-LNY contracts.

Withdrawal Restrictions. Withdrawals under Section 403(b) contracts are subject to the limitations under Section 403(b)(11) of the tax code and regulations thereof and in any applicable plan document. That section provides that withdrawals of salary reduction contributions deposited and earnings credited on any salary reduction contributions after December 31, 1988, can only be made if the participant has (1) died; (2) become disabled; (3) attained age 591/2;
(4) separated from service; or (5) incurred a hardship. If amounts accumulated in a Section 403(b)(7) custodial account are deposited in a contract, these amounts will be subject to the same withdrawal restrictions as are applicable to post-1988 salary reduction contributions under the contracts. For more information on these provisions see "Federal Tax Matters."

Withdrawal requests for a participant under Section 401(a) plans and plans subject to Title I of ERISA must be authorized by the contractowner on behalf of a participant. All withdrawal requests will require the contractowner's written authorization and written documentation specifying the portion of the participant's account balance which is available for distribution to the participant.

For withdrawal requests (other than transfers to other investment vehicles) by participants under plans not subject to Title I of ERISA and non-401(a) plans, the participant must certify to us that one of the permitted distribution events listed in the tax code has occurred (and provide supporting information, if requested) and that we may rely on this representation in granting the withdrawal request. See "Federal Tax Matters." A participant should consult his or her tax adviser as well as review the provisions of their plan before requesting a withdrawal. A plan and applicable law may contain additional withdrawal or transfer restrictions. Withdrawals may have Federal tax consequences. In addition, early withdrawals, as defined under Section 72(q) and 72(t) of the tax code, may be subject to a 10% excise tax.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest -bearing account in your name. The checking account is established at a bank of our choosing. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately. The funds that support the SecureLine (Reg. TM) account are part of our general account and are subject to the claims of our creditors and are not FDIC insured. We receive a financial benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited into a SecureLine (Reg. TM) account. Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that you consult your tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account.

If you request a lump sum surrender payable to yourself for either an in-service or termination distribution, and your surrender value is $10,000 or more, your money will be placed into the account in your name unless you instruct us otherwise. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is $10,000 or more, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened.


Loans

If the plan permits loans, then during the participant's accumulation period, the participant may apply for a loan by completing a loan application that we provide. The participant's account balance in the fixed account secures the loan. Loans are subject to restrictions imposed by the IRC, Title I of the Employee Retirement Income Security Act of 1974 (ERISA), and the participant's plan. For plans subject to the IRC and Title I of ERISA, the initial amount of a participant loan cannot exceed the lesser of 50% of the participant's vested account balance in the fixed account or $50,000 and, pursuant to the terms of the contract, must be at least $1,000. For plans subject to the IRC, but not subject to Title I of ERISA, a participant is subject to the same $50,000 maximum, but may borrow up to $10,000 of his or her vested account balance even if that would be greater than 50% of his or her vested account balance. A participant may have only one loan outstanding at a time and may not take more than one loan in any six-month period. Amounts serving as collateral for the loan are not subject to the minimum interest rate under the contract and will accrue interest at a rate below the loan interest rate provided in the contract. More information about loan and loan interest rates is provided in the contract, the active life certificates, and the annuity loan agreement, and is also available from us.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

We may delay payment from the fixed account for up to six months. During this period, we will continue to credit the current declared interest rate to a participant's account in the fixed account.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


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

Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).


Ownership

Contractowners have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Qualified contracts and active life certificates may not be assigned or transferred except as permitted by ERISA and on written notification to us. In addition, a participant, beneficiary, or annuitant may not, unless permitted by law, assign or encumber any payment due under the contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-800-341-0441.


Annuity Payouts

As permitted by the plan, the participant, or the beneficiary of a deceased participant, may elect to convert all or part of the participant's account balance or the death benefit to any annuity payout. The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the participant's account balance or the beneficiary's death benefit is less than $2,000 or if the amount of the first payout is less than $20, we have the right to cancel the annuity and pay the participant or beneficiary the entire amount in a lump sum.

We may maintain variable annuity payouts in the VAA, or in another separate account of LNY (variable payout division). We do not impose a charge when the annuity conversion amount is applied to a variable payout division to provide an annuity payout option. The contract benefits and charges for an annuity payout option, whether maintained in the VAA or in a variable payout division, are as described in this prospectus. The selection of funds available through a variable payout division may be different from the funds available through the VAA. If we will maintain a participant's variable annuity payout in a variable payout division, we will provide a prospectus for the variable payout division before the annuity commencement date.


Annuity Options

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if he or she dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner (or participant in an allocated contract).

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Non-Life Annuities. Annuity payouts are guaranteed monthly for the selected number of years. While there is no right to make any total or partial withdrawals during the annuity period, an annuitant or beneficiary who has selected this annuity option as a variable annuity may request at any time during the payout period that the present value of any remaining installments be paid in one lump sum. This lump sum payout will be treated as a total withdrawal during the accumulation period and may be subject to a surrender charge. See - Charges and Other Deductions and Federal Tax Matters.

General Information

Under the options listed above, you may not make withdrawals. Other options may be made available by us. Annuity payout options are only available if consistent with the contract, the plan, the tax code, and ERISA. The mortality and expense risk charge will be assessed on all variable annuity payments, including options that do not have a life contingency and therefore no mortality risk.

Under any option providing for guaranteed payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in the case of a joint life annuity) will be paid to the beneficiary as payouts become due.


Annuity Payout Calculation

Fixed annuity payouts are determined by dividing the participant's annuity conversion amount in the fixed account as of the initial annuity payout calculation date by the applicable annuity conversion factor (in the contract) for the annuity payout option selected.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The participant's annuity conversion amount in the VAA as of the innitial annuity payout calculation date;
 o The annuity conversion factor contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the retired life certificate with a specific number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

We assume an investment return of a specified percentage per year, as applied to the applicable mortality table. The amount of each annuity payout after the initial pay-out will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payouts will decrease. There is a more complete explanation of this calculation in the SAI.



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Services, Inc. (collectively, "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 3.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFN. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 3.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 1.18% of annuitized value and/or ongoing annual compensation of up to 0.00% of annuity value or statutory reserves.

LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2009 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Qualified Retirement Plans

We designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)

 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We may issue a contract for use with other types of qualified plans in the future. We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

If your contract was issued pursuant to a 403(b) plan, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that contributions (purchase payments), as well as surrenders, loans or transfers you request, comply with applicable tax requirements and to decline purchase payments or requests that are not in compliance. We will defer crediting purchase payments we receive or processing payments you request until all information required under the tax law has been received. By directing purchase payments to the contract or requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Also, for 403(b) contracts issued on or after January 1, 2009, amounts attributable to employer contributions are subject to restrictions on withdrawals specified in your employer's 403(b) plan, in order to comply with new tax regulations (previously, only amounts attributable to your salary-reduction contributions were subject to withdrawal restrictions). Amounts transferred to a 403(b) contract from other 403(b) contracts or accounts must generally be subject to the same restrictions on withdrawals applicable under the prior contract or account.

Tax Deferral on Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.


Investments in the VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example,
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Under most qualified plans, such as a traditional IRA, the owner must begin receiving payments from the contract in certain minimum amounts by a certain age, typically age 701/2. Other qualified plans may allow the participant to take required distributions upon the later of reaching age 701/2 or retirement.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions (RMDs)

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, Lincoln SmartSecurity (Reg. TM) Advantage, or other benefit, if any, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Taxation of Death Benefits

We may distribute amounts from your contract because of your death. Federal tax rules may limit the payment options available to your beneficiaries. If your spouse is your beneficiary, your surviving spouse will generally receive special treatment and will have more available payment options. Non-spouse beneficiaries do not receive the same special treatment. Payment options may be further limited depending upon whether you reached the date upon which you were required to begin minimum distributions. The Pension Protection Act of 2006 ("PPA") permits non-spouse beneficiary rollovers to an "inherited IRA" (effective January 1, 2007).


Transfers and Direct Rollovers

As a result of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The PPA permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distribution after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers or after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Nonqualified Annuity Contracts

A nonqualified annuity is a contract not issued in connection with an IRA or a qualified retirement plan receiving special tax treatment under the tax code. These contracts are not intended for use with nonqualified annuity contracts. Different federal tax rules apply to nonqualified annuity contracts. Persons planning to use the contract in connection with a nonqualified annuity should obtain advice from a tax advisor.


Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Participants under Sections 403(b), 408 and certain non-qualified plans will receive an active life certificate. Within the free-look period (ten days) after the participant receives the active life certificate, the participant may cancel it for any reason by giving us written notice. The postmark date of the notice is the date of notice for these purposes. An active life certificate canceled under this provision will be void. With respect to the fixed side of the contract, we will return the participant's contributions less withdrawals made on behalf of the participant. With respect to the VAA, we will return the greater of the participant's contributions less withdrawals made on behalf of the participant, or the participant's account balance in the VAA on the date we receive the written notice. No surrender charge applies.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

Contract Deactivation. Under certain contracts, we may deactivate a contract by prohibiting new contributions and/or new participants after the date of deactivation. We will give the contractowner and participants at least ninety
(90) days notice of the deactivation date.


Legal Proceedings

In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life & Annuity Company of New York Variable Annuity Account L


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Annuity Payouts
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
More About the S&P 500 Index
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
             Lincoln Life & Annuity Variable Annuity Account L for
                     Variable Annuity Contracts I, II & III










   .
Please send me a free copy of the current Statement of Additional Information for: Lincoln Life & Annuity Variable Annuity Account L for Group Variable Annuity Contracts I, II & III.


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City ---------------------------------------------------  State ---------
Zip ---------


Mail to Lincoln Life & Annuity Co. of New York, P. O. Box 2340, Fort Wayne, IN 46808.

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds available on the periods ended December 31. It should be read along with the VAA's financial statements and notes which are all included in the SAI. The methodology of determining accumulation unit values may be found in the prospectus (see The Contracts - Valuation of Accumulation Units).


             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
AllianceBernstein VPS Global
Thematic Growth
2000  .         10.000        7.093           21
2001  .          7.093        5.235          110
2002  .          5.235        3.016          146
2003  .          3.016        4.294          337
2004  .          4.294        4.467          282
2005  .          4.467        4.584          307
2006  .          4.584        4.919          282
2007  .          4.919        5.839          361
2008  .          5.839        3.037          404
2009  .          3.037        4.604          427
---------       ------        -----          ---
AllianceBernstein VPS Growth
2000  .         10.000        8.741            2
2001  .          8.741        6.607           13
2002  .          6.607        4.692           28
2003  .          4.692        6.258           66
2004  .          6.258        7.096          104
2005  .          7.096        7.842           85
2006  .          7.842        7.668           89
2007  .          7.668        8.553          102
2008  .          8.553        4.861           85
2009  .          4.861        6.394           86
---------       ------        -----          ---
AllianceBernstein VPS Growth and
Income
2004  .         10.317       11.133            5
2005  .         11.133       11.529           18
2006  .         11.529       13.352           25
2007  .         13.352       13.862           34
2008  .         13.862        8.138           48
2009  .          8.138        9.696           42
---------       ------       ------          ---
American Century VP Balanced Fund
2000  .         23.168       22.330          495
2001  .         22.330       21.323          481
2002  .         21.323       19.093          454
2003  .         19.093       22.582          465
2004  .         22.582       24.544          483
2005  .         24.544       25.499          453
2006  .         25.499       27.673          419
2007  .         27.673       28.750          383
2008  .         28.750       22.677          353
2009  .         22.677       25.927          330
---------       ------       ------          ---
American Century VP Inflat Protect
2009  .         10.378       10.612            3
---------       ------       ------          ---
American Funds Global Growth Fund
2004  .         10.215       11.311           11
2005  .         11.311       12.774           44
2006  .         12.774       15.230          111
2007  .         15.230       17.318          180
2008  .         17.318       10.564          193
2009  .         10.564       14.883          199
---------       ------       ------          ---

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
American Funds Growth Fund
2000  .         10.000        8.991            44
2001  .          8.991        7.285           288
2002  .          7.285        5.449           415
2003  .          5.449        7.380           693
2004  .          7.380        8.220           849
2005  .          8.220        9.456         1,000
2006  .          9.456       10.318         1,236
2007  .         10.318       11.477         1,334
2008  .         11.477        6.367         1,422
2009  .          6.367        8.787         1,402
---------       ------       ------         -----
American Funds Growth-Income Fund
2004  .         10.000       10.978            31
2005  .         10.978       11.502            96
2006  .         11.502       13.119           191
2007  .         13.119       13.644           300
2008  .         13.644        8.395           309
2009  .          8.395       10.908           353
---------       ------       ------         -----
American Funds International Fund
2000  .         10.000        8.582             3
2001  .          8.582        6.807            27
2002  .          6.807        5.739            50
2003  .          5.739        7.662            97
2004  .          7.662        9.051           190
2005  .          9.051       10.888           336
2006  .         10.888       12.825           443
2007  .         12.825       15.240           533
2008  .         15.240        8.733           537
2009  .          8.733       12.370           511
---------       ------       ------         -----
Blackrock Global Allocation VI
2009  .         10.985       11.400             3
---------       ------       ------         -----
Delaware VIP Diversified Income
Series
2004  .         10.208       10.935             7
2005  .         10.935       10.778            25
2006  .         10.778       11.516            33
2007  .         11.516       12.271            59
2008  .         12.271       11.597            83
2009  .         11.597       14.577           102
---------       ------       ------         -----
Delaware VIP High Yield Series
2005  .         10.114       10.273             7
2006  .         10.273       11.437            20
2007  .         11.437       11.640            48
2008  .         11.640        8.738            49
2009  .          8.738       12.888            86
---------       ------       ------         -----
Delaware VIP REIT Series
2000  .         10.000       10.568            32
2001  .         10.568       11.371            74
2002  .         11.371       11.750           222
2003  .         11.750       15.557           278
2004  .         15.557       20.191           425
2005  .         20.191       21.361           365
2006  .         21.361       27.984           428
2007  .         27.984       23.777           334
2008  .         23.777       15.234           296
2009  .         15.234       18.588           296
---------       ------       ------         -----
Delaware VIP Small Cap Value Series
2004  .         10.306       12.117            48
2005  .         12.117       13.094           155
2006  .         13.094       15.023           224
2007  .         15.023       13.856           194
2008  .         13.856        9.593           216
2009  .          9.593       12.496           221
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Delaware VIP Trend Series
2000  .         10.000        7.781            10
2001  .          7.781        6.513            31
2002  .          6.513        5.154            45
2003  .          5.154        6.879            74
2004  .          6.879        7.649           122
2005  .          7.649        7.998           116
2006  .          7.998        8.499           139
2007  .          8.499        9.295           146
2008  .          9.295        4.890           125
2009  .          4.890        7.474           119
---------       ------        -----           ---
Dreyfus Stock Index Fund
2000  .         45.208       40.605         1,215
2001  .         40.605       35.304         1,196
2002  .         35.304       27.136         1,124
2003  .         27.136       34.487         1,167
2004  .         34.487       37.777         1,154
2005  .         37.777       39.156         1,062
2006  .         39.156       44.774           928
2007  .         44.774       46.658           857
2008  .         46.658       29.036           780
2009  .         29.036       36.318           719
---------       ------       ------         -----
Dreyfus VIP Developing Leaders
Portfolio
2000  .         20.552       23.056         1,182
2001  .         23.056       21.430         1,146
2002  .         21.430       17.159         1,081
2003  .         17.159       22.372         1,106
2004  .         22.372       24.662         1,061
2005  .         24.662       25.832           943
2006  .         25.832       26.540           800
2007  .         26.540       23.370           689
2008  .         23.370       14.439           634
2009  .         14.439       18.017           586
---------       ------       ------         -----
DWS VIP Alternative Asset Allocation Plus
2009  .          9.796       11.246             2
---------       ------       ------         -----
DWS VIP Equity 500 Index
2004  .         10.199       11.100            21
2005  .         11.100       11.503            81
2006  .         11.503       13.156           137
2007  .         13.156       13.715           116
2008  .         13.715        8.534           134
2009  .          8.534       10.673           147
---------       ------       ------         -----
DWS VIP Small Cap Index
2004  .         10.289       11.788            19
2005  .         11.788       12.168            27
2006  .         12.168       14.155            76
2007  .         14.155       13.748            90
2008  .         13.748        8.966           101
2009  .          8.966       11.236           104
---------       ------       ------         -----
Fidelity VIP Money Market Portfolio
(Pending Allocation Account)
2000  .         13.191       14.023             5
2001  .         14.023       14.608             4
2002  .         14.608       14.857             1
2003  .         14.857       15.005             1
2004  .         15.005       15.186             1
2005  .         15.186       15.647             1
2006  .         15.647       16.411             1
2007  .         16.411       17.266             9
2008  .         17.266       17.788             1
2009  .         17.788       17.916             1
---------       ------       ------         -----

                  Accumulation unit value
                  -----------------------
                                               Number of
                   Beginning      End of      accumulation
                   of period      period         units
                  -----------    --------    -------------
                  (Accumulation unit value in dollars and
                      Number of accumulation units in
                                 thousands)
  Fidelity (Reg. TM) VIP Asset Manager
Portfolio
  2000  .            25.787       24.527         1,367
  2001  .            24.527       23.289         1,319
  2002  .            23.289       21.045         1,221
  2003  .            21.045       24.581         1,193
  2004  .            24.581       25.668         1,137
  2005  .            25.668       26.440         1,040
  2006  .            26.440       28.092           935
  2007  .            28.092       32.125           847
  2008  .            32.125       22.671           774
  2009  .            22.671       28.980           697
--------------       ------       ------         -----
  Fidelity (Reg. TM) VIP Contrafund (Reg.
TM) Portfolio
  2000  .            10.000        9.412             6
  2001  .             9.412        8.157            30
  2002  .             8.157        7.300            86
  2003  .             7.300        9.265           187
  2004  .             9.265       10.564           220
  2005  .            10.564       12.199           470
  2006  .            12.199       13.459           583
  2007  .            13.459       15.630           604
  2008  .            15.630        8.868           640
  2009  .             8.868       11.894           662
--------------       ------       ------         -----
  Fidelity (Reg. TM) VIP Equity-Income
Portfolio
  2000  .            23.252       24.958         1,071
  2001  .            24.958       23.485         1,101
  2002  .            23.485       19.311         1,058
  2003  .            19.311       24.917         1,102
  2004  .            24.917       27.514         1,096
  2005  .            27.514       28.838           991
  2006  .            28.838       34.316           963
  2007  .            34.316       34.495           949
  2008  .            34.495       19.584           870
  2009  .            19.584       25.247           822
--------------       ------       ------         -----
  Fidelity (Reg. TM) VIP Growth Portfolio
  2000  .            53.234       46.917         2,341
  2001  .            46.917       38.252         2,183
  2002  .            38.252       26.470         1,946
  2003  .            26.470       34.815         1,952
  2004  .            34.815       35.633         1,817
  2005  .            35.633       37.324         1,567
  2006  .            37.324       39.484         1,361
  2007  .            39.484       49.632         1,253
  2008  .            49.632       25.960         1,129
  2009  .            25.960       32.972         1,058
--------------       ------       ------         -----
  Janus Aspen Worldwide
  2000  .            20.385       17.020           844
  2001  .            17.020       13.070           847
  2002  .            13.070        9.640           798
  2003  .             9.640       11.833           819
  2004  .            11.833       12.276           782
  2005  .            12.276       12.866           678
  2006  .            12.866       15.057           587
  2007  .            15.057       16.342           561
  2008  .            16.342        8.954           519
  2009  .             8.954       12.206           507
--------------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Lincoln VIP Baron Growth
Opportunities(2)
2000  .         17.775       17.131         231
2001  .         17.131       19.053         320
2002  .         19.053       16.185         380
2003  .         16.185       20.834         374
2004  .         20.834       25.915         456
2005  .         25.915       26.520         405
2006  .         26.520       30.332         388
2007  .         30.332       31.057         393
2008  .         31.057       18.714         356
2009  .         18.714       25.629         361
---------       ------       ------         ---
Lincoln VIP Cohen & Steers Global
Real Estate
2007  .          9.805        8.265           3
2008  .          8.265        4.743           5
2009  .          4.743        6.472           7
---------       ------       ------         ---
Lincoln VIP Delaware Bond
2004  .         10.014       10.551          44
2005  .         10.551       10.722         100
2006  .         10.722       11.115         123
2007  .         11.115       11.604         148
2008  .         11.604       11.153         219
2009  .         11.153       13.129         215
---------       ------       ------         ---
Lincoln VIP Delaware Foundation Aggressive Allocation
2009  .         11.463       11.989           1(1)
---------       ------       ------         -----
Lincoln VIP Delaware Foundation
Conservative Allocation(3)
2004  .         10.099       11.013           6
2005  .         11.013       11.397          13
2006  .         11.397       12.476          15
2007  .         12.476       12.918          31
2008  .         12.918        9.342          35
2009  .          9.342       11.362          33
---------       ------       ------         -----
Lincoln VIP Delaware Foundation Moderate Allocation
2009  .         10.066       11.800           1(1)
---------       ------       ------         -----
Lincoln VIP Delaware Growth and
Income
2000  .         10.000        9.050           8
2001  .          9.050        7.954          44
2002  .          7.954        6.138          91
2003  .          6.138        7.883         170
2004  .          7.883        8.741         230
2005  .          8.741        9.133         329
2006  .          9.133       10.160         263
2007  .         10.160       10.675         302
2008  .         10.675        6.788         281
2009  .          6.788        8.379         260
---------       ------       ------         -----
Lincoln VIP Delaware Social
Awareness
2000  .         14.618       13.267         233
2001  .         13.267       11.884         244
2002  .         11.884        9.163         238
2003  .          9.163       11.963         254
2004  .         11.963       13.348         263
2005  .         13.348       14.805         273
2006  .         14.805       16.462         253
2007  .         16.462       16.781         253
2008  .         16.781       10.897         260
2009  .         10.897       14.025         251
---------       ------       ------         -----
Lincoln VIP Global Income
2009  .         10.520       10.867           4
---------       ------       ------         -----

             Accumulation unit value
             -----------------------
                                          Number of
              Beginning      End of      accumulation
              of period      period         units
             -----------    --------    -------------
             (Accumulation unit value in dollars and
                 Number of accumulation units in
                            thousands)
Lincoln VIP Janus Capital
Appreciation
2000  .         10.000        8.243           10
2001  .          8.243        6.048           49
2002  .          6.048        4.374           81
2003  .          4.374        5.736          112
2004  .          5.736        5.978          141
2005  .          5.978        6.168          155
2006  .          6.168        6.697          151
2007  .          6.697        7.984          174
2008  .          7.984        4.678          172
2009  .          4.678        6.415          179
---------       ------        -----          ---
Lincoln VIP Mondrian International
Value
2004  .         10.591       12.255           15
2005  .         12.255       13.655           68
2006  .         13.655       17.575          211
2007  .         17.575       19.399          270
2008  .         19.399       12.166          216
2009  .         12.166       14.603          211
---------       ------       ------          ---
Lincoln VIP SSgA Bond Index
2009  .         10.031       10.385           16
---------       ------       ------          ---
Lincoln VIP SSgA Emerging Markets 100
2009  .         10.028       13.640           12
---------       ------       ------          ---
Lincoln VIP SSgA International Index
2009  .         11.184       12.116            1
---------       ------       ------          ---
Lincoln VIP T. Rowe Price Structured
Mid-Cap Growth
2000  .         17.563       16.920          968
2001  .         16.920       11.175          908
2002  .         11.175        7.720          882
2003  .          7.720       10.137          943
2004  .         10.137       11.407          947
2005  .         11.407       12.402          897
2006  .         12.402       13.417          776
2007  .         13.417       15.089          706
2008  .         15.089        8.548          650
2009  .          8.548       12.385          633
---------       ------       ------          ---
Lincoln VIP Wilshire 2010 Profile
2007  .          9.946       10.493            1
2008  .         10.493        7.904            9
2009  .          7.904        9.735           11
---------       ------       ------          ---
Lincoln VIP Wilshire 2020 Profile
2007  .          9.937       10.338            4
2008  .         10.338        7.483           16
2009  .          7.483        9.309           35
---------       ------       ------          ---
Lincoln VIP Wilshire 2030 Profile
2007  .          9.967       10.444            1
2008  .         10.444        7.157           12
2009  .          7.157        9.067           25
---------       ------       ------          ---
Lincoln VIP Wilshire 2040 Profile
2007  .          9.975       10.269            1
2008  .         10.269        6.553            7
2009  .          6.553        8.496           15
---------       ------       ------          ---
Lincoln VIP Wilshire Aggressive
Profile
2005  .         10.018       10.939            4
2006  .         10.939       12.622           25
2007  .         12.622       13.872           62
2008  .         13.872        8.177           74
2009  .          8.177       10.589           93
---------       ------       ------          ---

                  Accumulation unit value
                  -----------------------
                                               Number of
                   Beginning      End of      accumulation
                   of period      period         units
                  -----------    --------    -------------
                  (Accumulation unit value in dollars and
                      Number of accumulation units in
                                 thousands)
  Lincoln VIP Wilshire Conservative
Profile
  2005  .            10.039       10.304            1
  2006  .            10.304       11.155            4
  2007  .            11.155       11.902           14
  2008  .            11.902        9.611           23
  2009  .             9.611       11.880           29
--------------       ------       ------           --
  Lincoln VIP Wilshire Moderate Profile
  2005  .            10.087       10.524           13
  2006  .            10.524       11.673           32
  2007  .            11.673       12.628           90
  2008  .            12.628        9.175          101
  2009  .             9.175       11.631          135
--------------       ------       ------          ---
  Lincoln VIP Wilshire Moderately
Aggressive Profile
  2005  .            10.010       10.701           73
  2006  .            10.701       12.092          150
  2007  .            12.092       13.147          248
  2008  .            13.147        8.666          215
  2009  .             8.666       11.070          235
--------------       ------       ------          ---
  Neuberger Berman AMT Mid-Cap Growth
Portfolio
  2000  .            10.000        7.674           13
  2001  .             7.674        5.725           26
  2002  .             5.725        4.005           45
  2003  .             4.005        5.079           98
  2004  .             5.079        5.848          103
  2005  .             5.848        6.585          218
  2006  .             6.585        7.478          303
  2007  .             7.478        9.071          566
  2008  .             9.071        5.086          501
  2009  .             5.086        6.627          535
--------------       ------       ------          ---
  Neuberger Berman AMT Partners Portfolio
  2000  .            12.609       12.571           97
  2001  .            12.571       12.094          165
  2002  .            12.094        9.083          212
  2003  .             9.083       12.148          270
  2004  .            12.148       14.309          329
  2005  .            14.309       16.723          387
  2006  .            16.723       18.583          325
  2007  .            18.583       20.116          314
  2008  .            20.116        9.481          304
  2009  .             9.481       14.651          285
--------------       ------       ------          ---
  T. Rowe Price International Stock
Portfolio
  2000  .            18.931       15.400          533
  2001  .            15.400       11.859          521
  2002  .            11.859        9.594          508
  2003  .             9.594       12.397          600
  2004  .            12.397       13.965          531
  2005  .            13.965       16.043          487
  2006  .            16.043       18.915          461
  2007  .            18.915       21.168          449
  2008  .            21.168       10.750          420
  2009  .            10.750       16.219          400
--------------       ------       ------          ---

(1) All numbers less than 500 were rounded up to one.

(2) Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

(3) Effective June 15, 2009, the LVIP Delaware Managed Fund was reorganized into the LVIP Delaware Foundation Conservative Allocation Fund. The values in the table for periods prior to the date of the reorganization reflect investments in the LVIP Delaware Managed Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Group Variable Annuity Contracts I, II, & III
Funded Through the SubAccounts of
Lincoln Life & Annuity Variable Annuity Account L of Lincoln Life & Annuity Company of New York

Statement of Additional Information (SAI)
This SAI should be read in conjunction with the prospectus of the Group Variable Annuity Contracts (the ""Contracts""), dated May 1, 2010. You may obtain a copy of the prospectus to which this SAI relates without charge by writing to Lincoln Life & Annuity Company of New York, PO Box 2340, Fort Wayne, IN 46801-2340, by calling Lincoln New York at 1-800-341-0441., or by visiting www.LincolnFinancial.com.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Annuity Payouts                                 B-2
Determination of Accumulation and Annuity Unit
Value                                           B-3


Item                                             Page
Capital Markets                                 B-3
Advertising & Ratings                           B-4
More About the S&P 500 Index                    B-4
Additional Services                             B-5
Other Information                               B-5
Financial Statements                            B-6

This SAI is not a prospectus.
The date of this SAI is May 1, 2010.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to. We have entered into an agreement with Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter
Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter may also offer the contracts through sales representatives who are associated with Lincoln Financial Services, Inc. ("LFS"), also our affiliate. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA (prior to May 1, 2007) and LFD (on and after May 1, 2007), acting as the Principal Underwriter paid $2,522,497, $2,346,148, and $2,084,813 to LFA, LFS and Selling Firms in 2007, 2008, and
2009 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and

 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on an Individual Annuity Mortality Table on file with the New York Superintendent of Insurance, with an assumed investment return at the rate of 1%, 2%, 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at an arbitrary dollar amount. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The change in the accumulation unit value of the subaccount from one valuation period to the next, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

The capital and credit markets have been experiencing extreme volatility and disruption for more than twelve months. In some cases, the markets have exerted downward pressure on availability of liquidity and credit capacity for certain companies. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.


In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Compound Interest Illustrations - These will emphasize several advantages of the variable annuity contract. For example, but not by way of illustration, the literature may emphasize the potential tax savings through tax deferral; the potential advantage of the variable annuity account over the fixed account; and the compounding effect when a client makes regular deposits to his or her contract.

Internet - An electronic communications network which may be used to provide information regarding Lincoln New York, performance of the subaccounts and advertisement literature.

Annuity Payout Illustrations. These will provide an initial benefit payment based in part on the annuitant, the contract value and the fixed and/or variable annuity payout option elected. In addition, variable annuity payout illustrations may show the historical results of a variable payout in a subaccount of the VAA.

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular purchases in the same subaccounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased for those subaccounts.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis, amounts from certain subaccounts, or the fixed side of the contract into the subaccounts over a period of 1, 2 or 3 years. The minimum amount to be dollar cost averaged is $10,000 for 1 year, and $25,000 for 2 years or 3 years. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss. GVA III fixed account restrictions may apply.

Systematic Transfer - The systematic transfer service is only available to GVA III participants. This service allows you to fully liquidate your fixed account balance over four years in five annual installments and transfer the amounts into one or more of the subaccounts. You may change the receiving subaccount allocation at any time. A distribution or a non-scheduled transfer from the fixed account may cancel the systematic transfer program prematurely. The program will also be canceled prematurely if the fixed account balance falls to $0.

Account Sweep - The account sweep service allows you to keep a designated amount (the baseline amount) in one subaccount or the fixed account, and automatically transfer the excess to other variable subaccount(s) of your choice. The transfers may take place monthly, quarterly, semi-annually or annually. A $10,000 minimum balance in the holding account is required in order to begin this service. For account sweep to occur, the holding account balance must exceed the designated baseline amount by at least $50. You may change the receiving subaccount allocation at any time. Deposits to or distributions from the holding account will not adjust your baseline amount, but may affect the amount of money available to be transferred. A new account sweep program is required to change the designated baseline amount. GVA III fixed account restrictions may apply.

Beginning May 1, 2010, the account sweep service will no longer be available unless the contractowner has enrolled in this service prior to this date. Contractowners who are currently enrolled in this service will not be impacted by this charge.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount or the fixed account. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a quarterly, semi-annual or annual basis, as selected by the contractowner. You may choose to either rebalance within your designated investment accounts, or to rebalance your designated investment account based on your total account value within the group annuity contract. This second selection will move 100% of your balance based on your allocated percentages. For portfolio rebalancing to occur, the total transfer amount must be $50 or more. If this minimum transfer amount is not available, the transfer will not occur. You may change the designated investment accounts' allocations or percentages at any time. The portfolio rebalancing program will be cancelled prematurely if the selected rebalancing account balance falls to $0. GVA III fixed account restrictions may apply.

Sales literature may reference the Group Variable Annuity newsletter which is a newsletter distributed quarterly to clients of the VAA. The contents of the newsletter will be a commentary on general economic conditions and, on some occasions, referencing matters in connection with the Group Variable Annuity.

Sales literature and advertisements may reference these and other similar reports from Best's or other similar publications which report on the insurance and financial services industries.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.

Financial Statements
The December 31, 2009 financial statements of the VAA and the December 31, 2009 financial statements of Lincoln New York appear on the following pages.

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                              FINANCIAL STATEMENTS
                           DECEMBER 31, 2009 AND 2008

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2009 and 2008, and the related statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
April 1, 2010

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                       AS OF DECEMBER 31,
                                                                       ------------------
                                                                         2009      2008
                                                                       --------   -------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2009 -- $6,229; 2008 -- $5,778)   $ 6,180   $5,159
      Equity (cost: 2009 -- $2; 2008 -- $3)                                   2        2
   Mortgage loans on real estate                                            228      294
   Policy loans                                                             442      430
   Other investments                                                          2        2
                                                                        -------   ------
         Total investments                                                6,854    5,887
Cash and invested cash                                                       65       55
Deferred acquisition costs and value of business acquired                   856    1,115
Premiums and fees receivable                                                  5        3
Accrued investment income                                                    92       86
Reinsurance recoverables                                                    502      595
Goodwill                                                                    162      162
Other assets                                                                105       88
Separate account assets                                                   2,263    1,690
                                                                        -------   ------
         Total assets                                                   $10,904   $9,681
                                                                        =======   ======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                $ 1,486   $1,568
Other contract holder funds                                               5,135    4,866
Other liabilities                                                           264       70
Separate account liabilities                                              2,263    1,690
                                                                        -------   ------
         Total liabilities                                                9,148    8,194
                                                                        -------   ------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY
Common stock -- 132,000 shares, authorized, issued and outstanding          940      940
Retained earnings                                                           846      757
Accumulated other comprehensive loss                                        (30)    (210)
                                                                        -------   ------
         Total stockholder's equity                                       1,756    1,487
                                                                        -------   ------
            Total liabilities and stockholder's equity                  $10,904   $9,681
                                                                        =======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF INCOME
(IN MILLIONS)

                                                                                             FOR THE YEARS ENDED
                                                                                                 DECEMBER 31,
                                                                                             -------------------
                                                                                             2009    2008   2007
                                                                                             ----   -----   ----
REVENUES
Insurance premiums                                                                           $104   $  98   $ 98
Insurance fees                                                                                255     248    234
Net investment income                                                                         408     395    361
Realized loss:
   Total other-than-temporary impairment losses on securities                                 (90)   (106)   (26)
   Portion of loss recognized in other comprehensive income                                    31      --     --
                                                                                             ----   -----   ----
      Net other-than-temporary impairment losses on securities recognized in earnings         (59)   (106)   (26)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (6)      8      1
                                                                                             ----   -----   ----
         Total realized loss                                                                  (65)    (98)   (25)
Other revenues and fees                                                                        (1)     --     --
                                                                                             ----   -----   ----
      Total revenues                                                                          701     643    668
                                                                                             ----   -----   ----
BENEFITS AND EXPENSES
Interest credited                                                                             209     209    194
Benefits                                                                                      225     228    192
Underwriting, acquisition, insurance and other expenses                                       159     156    128
                                                                                             ----   -----   ----
   Total benefits and expenses                                                                593     593    514
                                                                                             ----   -----   ----
      Income before taxes                                                                     108      50    154
      Federal income tax expense                                                               35      14     52
                                                                                             ----   -----   ----
         Net income                                                                          $ 73   $  36   $102
                                                                                             ====   =====   ====

                 See accompanying Notes to Financial Statements

STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                 FOR THE YEARS ENDED
                                                                    DECEMBER 31,
                                                              ------------------------
                                                               2009     2008      2007
                                                              ------   ------   ------
COMMON STOCK
Balance as of beginning-of-year                               $  940   $  940   $  235
Lincoln National Corporation purchase price                       --       --       (1)
Capital contribution                                              --       --      706
                                                              ------   ------   ------
   Balance as of end-of-year                                     940      940      940
                                                              ------   ------   ------
RETAINED EARNINGS
Balance as of beginning-of-year                                  757      724      623
Cumulative effect from adoption of new accounting standards       16       --       (1)
Comprehensive income (loss)                                      269     (167)      81
Other comprehensive income (loss), net of tax                   (196)     203       21
                                                              ------   ------   ------
   Net income                                                     73       36      102
Dividends declared                                                --       (3)      --
                                                              ------   ------   ------
   Balance as of end-of-year                                     846      757      724
                                                              ------   ------   ------
ACCUMULATED OTHER COMPREHENSIVE LOSS
Balance as of beginning-of-year                                 (210)      (7)      14
Cumulative effect from adoption of new accounting standards      (16)      --       --
Other comprehensive income (loss), net of tax                    196     (203)     (21)
                                                              ------   ------   ------
   Balance as of end-of-year                                     (30)    (210)      (7)
                                                              ------   ------   ------
      Total stockholder's equity as of end-of-year            $1,756   $1,487   $1,657
                                                              ======   ======   ======

                 See accompanying Notes to Financial Statements

STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                 FOR THE YEARS ENDED
                                                                                    DECEMBER 31,
                                                                               -----------------------
                                                                                2009      2008    2007
                                                                               -------   -----   -----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $    73   $  36   $ 102
Adjustments to reconcile net income to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front
      end loads deferrals and interest, net of amortization                         27       7     (41)
   Change in premiums and fees receivable                                           (2)      1       9
   Change in accrued investment income                                              (6)     (3)    (23)
   Change in future contract benefits                                              (82)    120      51
   Change in other contract holder funds                                           (58)    (70)    (51)
   Change in reinsurance related assets and liabilities                             92    (116)    (35)
   Change in federal income tax accruals                                            44     (26)     59
   Realized loss                                                                    65      98      25
   Other                                                                            (5)    (15)    (21)
                                                                               -------   -----   -----
      Net cash provided by operating activities                                    148      32      75
                                                                               -------   -----   -----
CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (1,150)   (833)   (734)
Sales of available-for-sale securities                                             271     162     143
Maturities of available-for-sale securities                                        384     548     550
Purchases of other investments                                                     (18)    (76)    (82)
Sales or maturities of other investments                                            70      37      79
                                                                               -------   -----   -----
      Net cash used in investing activities                                       (443)   (162)    (44)
                                                                               -------   -----   -----
CASH FLOWS FROM FINANCING ACTIVITIES
Deposits of fixed account values, including the fixed portion of variable          663     538     541
Withdrawals of fixed account values, including the fixed portion of variable      (308)   (406)   (412)
Transfers to and from separate accounts, net                                       (50)    (72)    (74)
Common stock issued for benefit plans and excess tax benefits                       --      (4)     --
                                                                               -------   -----   -----
      Net cash provided by financing activities                                    305      56      55
                                                                               -------   -----   -----
Net increase (decrease) in cash and invested cash                                   10     (74)     86
Cash and invested cash as of beginning-of-year                                      55     129      43
                                                                               -------   -----   -----
      Cash and invested cash as of end-of-year                                 $    65   $  55   $ 129
                                                                               =======   =====   =====

                 See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories. See Note 21 for additional information.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 19 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions occurring after Janu-ary 1, 2009, we use the acquisition method of accounting. For more detail on the acquisition method, see Note 2 - "Adoption of New Accounting Standards - Business Combinations Topic." For all business combination transactions initiated after June 30, 2001, but before January 1, 2009, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE HIERARCHY

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATION(TM) ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date as "blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is


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based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes. See Notes 4 and 13 for additional details.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with senior business leaders and brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. In addition to the defined standard inputs to our valuation methodologies, we also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds. Mortgage-backed securities ("MBS") and asset-backed securities ("ABS") utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step down features and over collateralization features. The valuation methodologies for our state and municipal bonds use additional inputs which include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields. Our hybrid and redeemable preferred stocks and equity AFS securities utilize additional inputs of exchange prices (underlying and common stock of the same issuer).

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine that our unrealized losses are not OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt


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security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Income. If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Statements of Income, as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;

     - Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or ABS collateralized debt obligations ("CDOs"), we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans that back a collateralized mortgage obligations ("CMO"), residential mortgages that back a mortgage pass-through securities ("MPTS") or commercial mortgages that back a commercial MBS ("CMBS");


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     -    Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Our expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized loss on our Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized loss on our Statements of Income.


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CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life ("UL") insurance, variable universal life ("VUL") insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income. DSI is expensed in interest credited on our Statements of Income. The amortization of DFEL is reported within insurance fees on our Statements of Income.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized loss on our Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized loss.

On a quarterly basis, we may record an adjustment to the amounts included within our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the impact of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for annuity and life insurance products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our projections of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on


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a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income.

Sales force intangibles are attributable to the value of the distribution system acquired in the Insurance Solutions - Life Insurance segment. These assets are amortized on a straight-line basis over their useful life of 25 years.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), GWB and GIB. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

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As discussed in Note 5, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Income in a category referred to as GLBs.

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 10 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of December 31, 2009, and approximately 82% of sales for these products in 2009. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Hierarchy."

The fair value of our indexed annuity contexts is based on their approximate surrender values.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized loss on our Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For ABS and MBS, included in the AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Income.

REALIZED LOSS

Realized loss on our Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivatives. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2007 through 2009 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. See Note 18 for additional information.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB amended the current hierarchy of GAAP, and identified the FASB ASC as the single source of authoritative GAAP recognized by the FASB. Although the FASB ASC did not change current GAAP, it superseded all existing non-Securities and Exchange Commission ("SEC") accounting and reporting standards as of the effective date. The accounting guidance in the FASB ASC is organized by topical reference, with all the contents having the same level of authority. We adopted the FASB ASC as of September 30, 2009, and have revised all of the referencing of GAAP accounting standards in this filing to reflect the appropriate references in the new FASB ASC.

BUSINESS COMBINATIONS TOPIC

In December 2007, the FASB revised the accounting guidance related to the Business Combinations Topic of the FASB ASC. This revised accounting guidance retained the fundamental requirements for recognizing a business combination, but established revised principles and requirements for the acquirer in a business combination to measure and recognize the acquisition-date fair values of identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree. In addition, goodwill is measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration is recognized at the acquisition-date fair value, acquisition costs must be expensed in the period the costs are incurred and financial statement disclosures were enhanced to provide users with information to evaluate the nature and financial effects of the business combination. We adopted these revisions for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In April 2009, the FASB further amended the guidance in the Business Combinations Topic related to the recognition and measurement of contingencies acquired in a business combination. Contingent assets acquired and liabilities assumed (jointly referred to as "pre-acquisition contingencies") in a business combination are measured as of the acquisition-date fair value only if fair value can be determined during the measurement period. If the fair value cannot be determined during the measurement period, but information is available as of the end of the measurement period indicating the pre-acquisition contingency is both probable and can be reasonably estimated, then the pre-acquisition contingency is recognized as of the acquisition date based on the estimated amount. Subsequent to the acquisition date, the measurement of pre-acquisition contingencies is dependent on the nature of the contingency. We adopted these amendments for acquisitions occurring after January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

DERIVATIVES AND HEDGING TOPIC

In March 2008, the FASB amended the Derivatives and Hedging Topic of the FASB ASC to expand the qualitative and quantitative disclosure requirements for derivative instruments and hedging activities to include how and why an entity uses derivative instruments; how derivative instruments and related hedged items are accounted for in accordance with the FASB ASC guidance; and how derivative instruments and related hedged items affect an entity's financial position, financial performance and cash flows. Quantitative disclosure requirements include a tabular format by primary underlying risk and accounting designation for the fair value amount, cross-referencing the location of derivative instruments in the financial statements, the amount and location of gains and losses in the financial statements for derivative instruments and related hedged items and disclosures regarding credit-risk-related contingent features in derivative instruments. These expanded disclosure requirements apply to all derivative instruments within the scope of the Derivatives and Hedging Topic of the FASB ASC, nonderivative hedging instruments and all hedged items designated and qualifying as hedges. We adopted these amendments effective January 1, 2009, and have prospectively included the enhanced disclosures related to our embedded derivatives in Note 5.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In September 2006, the FASB updated the Fair Value Measurements and Disclosure Topic of the FASB ASC in order to establish a framework for measuring fair value under current accounting guidance that requires or permits fair value measurement, as well as to enhance disclosures about fair value measurements used by an entity. In the updated accounting guidance, the FASB retained the notion of an exchange price, but clarified that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, rather than the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. Inputs to the valuation techniques used to measure fair value were prioritized through a three-level fair value hierarchy defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing, and we continue to measure these benefits using fair value pricing after the adoption of these updates to the Fair Value Measurements and Disclosures Topic, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, disclosure requirements for annual and interim reporting were enhanced to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Notes 1 and 20 for additional information about our fair value disclosures for financial instruments.

We adopted the updates to the Fair Value Measurements and Disclosures Topic of the FASB ASC effective January 1, 2008, and it did not have a material effect on our financial condition or results of operations.

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

In February 2007, the FASB amended the Fair Value Measurements and Disclosures Topic of the FASB ASC to allow an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. If an entity elected the fair value option, unrealized gains and losses are recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item are recognized in earnings as incurred. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

In April 2009, the FASB amended the Fair Value Measurements and Disclosures Topic to provide additional guidance and key considerations for estimating fair value when the volume and level of activity for an asset or liability has significantly decreased in relation to normal market activity, as well as additional guidance on circumstances that may indicate a transaction is not orderly. A change in a valuation technique resulting from the adoption of this amended guidance is accounted for as a change in accounting estimate in accordance with the FASB ASC. As permitted under the transition guidance, we elected to early adopt these amendments to the Fair Value Measurements and Disclosures Topic effective January 1, 2009. The adoption did not have a material impact on our financial condition or results of operations.

In August 2009, the FASB issued Accounting Standards Update ("ASU") No.
2009-05, "Measuring Liabilities at Fair Value" ("ASU 2009-05") to provide further guidance on the application of fair value measurement to liabilities. These amendments provide valuation techniques to be used when measuring the fair value of a liability when a quoted price in an active market is not available. In addition, these amendments indicate that an entity is not required to include a separate input or adjustment to other inputs related to a restriction that prevents the transfer of the liability and clarify when a quoted price for a liability would be considered a Level 1 input. We adopted the accounting guidance in ASU 2009-05 for the reporting period ending December 31, 2009. The adoption did not have a material impact on our financial condition and results of operations.

In September 2009, the FASB issued ASU No. 2009-12, "Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)" ("ASU 2009-12"), to permit the use of net asset value per share, without further adjustment, to estimate the fair value of investments in investment companies that do not have readily determinable fair values. The net asset value per share must be calculated in a manner consistent with the measurement principles of the Financial Services - Investment Companies Topic of the FASB ASC and can be used by investors in investments such as hedge funds, private equity funds, venture capital funds and real estate funds. If it is probable the investment will be sold for an amount other than net asset value, the investor is required to estimate the fair value of the investment. In addition, enhanced disclosures are required for all investments within the scope of this accounting update. We adopted the guidance in ASU 2009-12 as of and for the year ended December 31, 2009. The adoption did not have a material impact on our financial condition or results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In September 2005, the American Institute of Certified Public Accountants issued accounting guidance which amended the Financial Services - Insurance Industry Topic of the FASB ASC related to the accounting by insurance enterprises for DAC in connection with modifications or exchanges of insurance contracts. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. We adopted these amendments to the Financial Services - Insurance Industry Topic effective January 1, 2007. The adoption did not have a material impact on our financial condition or results of operations.

In May 2008, the FASB updated the Financial Services - Insurance Industry Topic of the FASB ASC with accounting guidance applicable to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments. This accounting guidance changed current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. We do not hold any significant financial guarantee insurance and reinsurance contracts, and as such, the adoption of this amended accounting guidance on January 1, 2009, did not have a material impact on our financial condition and results of operations.

INCOME TAXES TOPIC

In June 2006, the FASB amended the Income Taxes Topic of the FASB ASC in order to provide a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Companies are required to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. We adopted the amendments to the Income Taxes Topic effective January 1, 2007, by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In April 2008, the FASB amended the Intangibles - Goodwill and Other Topic of the FASB ASC related to the determination of the useful life of intangible assets. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, an entity must consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use market participant assumptions consistent with the highest and best use of the asset. The amendments also require enhance financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. We adopted these amendments effective January 1, 2009, and applied the guidance prospectively to recognized intangible assets acquired after the effective date and applied the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Under this new accounting guidance, management's assertion that it has the intent and ability to hold an impaired debt security until recovery was replaced by the requirement for management to assert if it either has the intent to sell the debt security or if it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis. If management intends to sell the debt security or it is more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, an OTTI shall be recognized in earnings equal to the entire difference between the debt security's amortized cost basis and its fair value as of the balance sheet date. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings.

If management does not intend to sell the debt security and it is not more likely than not the entity will be required to sell the debt security before recovery of its amortized cost basis, but the present value of the cash flows expected to be collected is less than the amortized cost basis of the debt security (referred to as the credit loss), an OTTI is considered to have occurred. In this instance, the total OTTI must be bifurcated into the amount related to the credit loss, which is recognized

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in earnings, with the remaining amount of the total OTTI attributed to other factors (referred to as the noncredit portion) recognized as a separate component in OCI. After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to the previous amortized cost basis less the OTTI recognized in earnings. In addition, the amendments to this topic expand and increase the frequency of existing disclosures about OTTI for debt and equity securities regarding expected cash flows, credit losses and the aging of securities with unrealized losses.

As permitted by the transition guidance, we early adopted these amendments to the Investments - Debt and Equity Securities Topic effective January 1, 2009, by recording an increase of $16 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Statements of Stockholder's Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The following summarizes the components (in millions) for this cumulative effect adjustment:

                                                        NET
                                       UNREALIZED   UNREALIZED
                                          OTTI         LOSS
                                         ON AFS       ON AFS
                                       SECURITIES   SECURITIES   TOTAL
                                       ----------   ----------   -----
Increase in amortized cost of
   fixed maturity AFS securities          $11          $ 29      $ 40
Change in DAC, VOBA,
   DSI, and DFEL                           (4)          (11)      (15)
   Income tax                              (2)           (7)       (9)
                                          ---          ----      ----
       Net cumulative effect adjustment   $ 5          $ 11      $ 16
                                          ===          ====      ====

The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective debt security in effect before recognizing any OTTI. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

The following summarizes the increase to the amortized cost of our fixed maturity AFS securities (in millions) as of January 1, 2009, resulting from the recognition of the cumulative effect adjustment:

Corporate bonds                          $25
CMOs                                      15
                                         ---
   Total fixed maturity AFS securities   $40
                                         ===

In addition, we include on the face of our Statements of Income the total OTTI recognized in realized gain (loss), with an offset for the amount of noncredit impairments recognized in accumulated OCI. We disclose the amount of OTTI recognized in accumulated OCI in Note 13, and the enhanced disclosures related to OTTI are included in Note 4.

INVESTMENTS -- EQUITY METHOD AND JOINT VENTURES TOPIC

In November 2008, the FASB amended the Investments - Equity Method and Joint Ventures Topic of the FASB ASC to address the impact to the accounting for equity method investments resulting from recent amendments to the Business Combinations and Consolidations Topics. The amendments require the subsequent issuances of shares by the equity method investee, which may reduce the investor's ownership percentage, be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. We adopted the amendments on January 1, 2009, prospectively for all investments accounted for under the equity method. The adoption did not have a material impact on our financial condition and results of operations.

INVESTMENTS -- OTHER TOPIC

In January 2009, the FASB revised the Investments - Other Topic of the FASB ASC in order to eliminate the requirement for holders of beneficial interests to estimate cash flow using a market participant's assumptions regarding current information and events in determining the current fair value of the security. The revised accounting guidance requires the use of all available information relevant to the security, including information about past events, current conditions and reasonable and supportable forecasts. We adopted the revisions to the Investments - Other Topic as of December 31, 2008. The adoption did not have a material impact on our financial condition or results of operations.

SUBSEQUENT EVENTS TOPIC

In May 2009, the FASB updated the Subsequent Events Topic of the FASB ASC in order to establish standards of accounting for the disclosure of events that take place after the balance sheet date, but before the financial statements are issued. The effect of all subsequent events that existed as of the balance sheet date must be recognized in the financial statements. For those events that did not exist as of the balance sheet date, but arose after the balance sheet date and before the financial statements are issued, recognition is not required, but depending on the nature of the event, disclosure may be required in order to keep the financial statements from being misleading. On Feb-ruary 24, 2010, the FASB amended its guidance on subsequent events to remove the requirements to disclose the date through which an entity has evaluated subsequent events. This change alleviated potential conflicts with current SEC guidance.

TRANSFERS AND SERVICING TOPIC

In February 2008, the FASB updated the Transfers and Servicing Topic of the FASB ASC regarding transfers of financial assets and the guidance for when a repurchase financing should be considered a linked transaction. Under a repurchase financing transaction, the transferor and the transferee are not permitted to separately account for the transfer of a financial asset and a related repurchase financing unless the two transactions have a valid and distinct business or economic purpose for being entered into separately and the repurchase financing does not result in the initial transferor regaining control over the financial asset. In addition, an initial transfer of a financial asset and a repurchase financing entered into contemporaneously with, or in contemplation of, one another, must meet specific criteria in order to receive separate accounting treatment. We adopted this update effective January 1, 2009, and the adoption did not have a material impact on our financial condition and results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which primarily requires new disclosures related to the levels within the fair value hierarchy. An entity will be required to disclose significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3. In addition, ASU 2010-06 will amend the fair value disclosure requirement for pension and postretirement benefit plan assets to require this disclosure at the investment class level. ASU 2010-06 will be effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures related to purchases, sales, issuances and settlements for Level 3 fair value measurements, which are effective for reporting periods beginning after December 15, 2010. We will include the disclosures as required by ASU 2010-06 in the notes to our financial statements effective Janu-ary 1, 2010, except for the disclosures related to Level 3 fair value measurements, which we will include in the notes to our financial statements effective January 1, 2011.

TRANSFERS AND SERVICING TOPIC

In June 2009, the FASB issued ASU No. 2009-16, "Accounting for Transfers of Financial Assets" ("ASU 2009-16"), which will eliminate the concept of a qualifying special-purpose entity ("SPE") and will remove the scope exception for a qualifying SPE from the Consolidations Topic of the FASB ASC. As a result, previously unconsolidated qualifying SPEs must be reevaluated for consolidation by the sponsor or transferor. In addition, this accounting update amends the accounting guidance related to transfers of financial assets in order to address practice issues that have been highlighted by the events of the recent economic decline. ASU 2009-16 is effective as of the beginning of the annual reporting period that begins after No-vember 15, 2009. The recognition and measurement provisions will be applied to transfers that occur on or after the effective date and all qualifying SPEs that exist on and after the effective date must be evaluated for consolidation. We will adopt the provisions of ASU 2009-16 effective January 1, 2010, and do not expect the adoption will have a material impact on our financial condition and results of operations.

3. ACQUISITIONS AND DISPOSITIONS

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                          ACQUIRED
                                            VALUE
                                          --------
Investments                                $ 2,510
Policy loans                                   209
Deferred acquisition costs and value of
   business acquired                           366
Accrued investment income                       11
Reinsurance recoverables                       370
Other assets                                    22
Future contract benefits and other
   contract holder funds                    (2,701)
Other liabilities                              (83)
                                           -------
      Total capital contribution           $   704
                                           =======

The caption capital contribution in the accompanying Statements of Stockholder's Equity includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter for the year ended December 31, 2007.

4. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                        AS OF DECEMBER 31, 2009
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES   OTTI(1)   VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,723     $219    $183      $15     $4,744
U.S. Government bonds                              29        3      --       --         32
Foreign government bonds                           23        1      --       --         24
MBS:
   CMOs                                           674       31      40       16        649
   MPTS                                           245        4       2       --        247
   CMBS                                           255        6      43       --        218
ABS:
   CDOs                                             4       --       1       --          3
State and municipal bonds                         176        1       7       --        170
Hybrid and redeemable preferred securities        100        8      15       --         93
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           6,229      273     291       31      6,180
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    2       --      --       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       2       --      --       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $6,231     $273    $291      $31     $6,182
                                               ======     ====    ====      ===     ======

----------
(1) This amount is comprised of the gross unrealized OTTI cumulative effect adjustment as discussed in Note 2 and the amount reflected on our Statements of Income during the year ended December 31, 2009, adjusted for other changes, including but not limited to, sales of fixed maturity AFS securities.

                                                        AS OF DECEMBER 31, 2008
                                             ---------------------------------------------
                                                             GROSS UNREALIZED
                                             AMORTIZED   ------------------------    FAIR
                                               COST      GAINS   LOSSES    OTTI      VALUE
                                             ---------   -----   ------   -------   ------
FIXED MATURITY SECURITIES
Corporate bonds                                $4,400     $ 76    $523      $--     $3,953
U.S. Government bonds                              30        7      --       --         37
Foreign government bonds                           28        5       1       --         32
MBS:
   CMOs                                           727       23     103       --        647
   MPTS                                           168        5       4       --        169
   CMBS                                           281        1      75       --        207
ABS:
   CDOs                                             7       --       3       --          4
State and municipal bonds                          36        1      --       --         37
Hybrid and redeemable preferred securities        101       --      28       --         73
                                               ------     ----    ----      ---     ------
      Total fixed maturity securities           5,778      118     737       --      5,159
                                               ------     ----    ----      ---     ------
EQUITY SECURITIES
Other securities                                    3       --       1       --          2
                                               ------     ----    ----      ---     ------
      Total equity securities                       3       --       1       --          2
                                               ------     ----    ----      ---     ------
         Total AFS securities                  $5,781     $118    $738      $--     $5,161
                                               ======     ====    ====      ===     ======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                                   AS OF
                                              DECEMBER 31, 2009
                                             ------------------
                                             AMORTIZED    FAIR
                                                COST     VALUE
                                             ---------   ------
Due in one year or less                        $  196    $  200
Due after one year through five years           1,182     1,222
Due after five years through ten years          1,851     1,931
Due after ten years                             1,822     1,710
                                               ------    ------
   Subtotal                                     5,051     5,063
MBS                                             1,174     1,114
CDOs                                                4         3
                                               ------    ------
      Total fixed maturity AFS securities      $6,229    $6,180
                                               ======    ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                       AS OF DECEMBER 31, 2009
                                                                --------------------------------------------------------------
                                                                LESS THAN OR EQUAL      GREATER THAN
                                                                 TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                ------------------   -------------------   -------------------
                                                                           GROSS                 GROSS                 GROSS
                                                                        UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR   LOSSES AND    FAIR    LOSSES AND     FAIR   LOSSES AND
                                                                VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                -----   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                  $479       $42      $  850      $156      $1,329      $198
U.S. Government bonds                                              --        --           1        --           1        --
MBS:
  CMOs                                                             34        16         117        40         151        56
  MPTS                                                            122         1           4         1         126         2
  CMBS                                                             24         2          61        41          85        43
ABS:
  CDOs                                                             --        --           3         1           3         1
State and municipal bonds                                         116         5          17         2         133         7
Hybrid and redeemable preferred securities                          3        --          70        15          73        15
                                                                 ----       ---      ------      ----      ------      ----
      Total fixed maturity AFS securities                        $778       $66      $1,123      $256      $1,901      $322
                                                                 ====       ===      ======      ====      ======      ====
Total number of AFS securities in an unrealized loss position                                                           580
                                                                                                                       ====

                                                                                    AS OF DECEMBER 31, 2008
                                                                --------------------------------------------------------------
                                                                 LESS THAN OR EQUAL      GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS            TOTAL
                                                                -------------------   ------------------   -------------------
                                                                            GROSS               GROSS                 GROSS
                                                                  FAIR   UNREALIZED    FAIR   UNREALIZED    FAIR    UNREALIZED
                                                                 VALUE     LOSSES      VALUE    LOSSES      VALUE     LOSSES
                                                                ------   ----------   ------  ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $1,808      $228      $  822     $295      $2,630     $  523
U.S. Government bonds                                                2        --          --       --           2         --
Foreign government bonds                                             4         1           2       --           6          1
MBS:
   CMOs                                                             84        35          93       68         177        103
   MPTS                                                             10         3           2        1          12          4
   CMBS                                                            126        20          47       55         173         75
ABS:
   CDOs                                                              1         1           3        2           4          3
State and municipal bonds                                            5        --           2       --           7         --
Hybrid and redeemable preferred securities                          35         7          36       21          71         28
                                                                ------      ----      ------     ----      ------     ------
      Total fixed maturity securities                            2,075       295       1,007      442       3,082        737
                                                                ------      ----      ------     ----      ------     ------
EQUITY SECURITIES
Other securities                                                     2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
      Total equity securities                                        2         1          --       --           2          1
                                                                ------      ----      ------     ----      ------     ------
         Total AFS securities                                   $2,077      $296      $1,007     $442      $3,084     $  738
                                                                ======      ====      ======     ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                          1,131
                                                                                                                      ======

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                                AS OF DECEMBER 31, 2009
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                       FAIR   ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 47      $ 14     $ 1         23
Six months or greater, but less than nine months         39        26      --         13
Nine months or greater, but less than twelve months      55        23      17         35
Twelve months or greater                                191       135      12        104
                                                       ----      ----     ---        ---
   Total AFS securities                                $332      $198     $30        175
                                                       ====      ====     ===        ===

                                                               AS OF DECEMBER 31, 2008
                                                      ----------------------------------------
                                                              GROSS UNREALIZED
                                                      FAIR    ----------------     NUMBER OF
                                                      VALUE     LOSSES   OTTI    SECURITIES(1)
                                                      -----     ------   ----    -------------
Less than six months                                   $ 91      $ 36     $--         37
Six months or greater, but less than nine months        126        54      --         53
Nine months or greater, but less than twelve months     153        78      --         83
Twelve months or greater                                539       379      --        253
                                                       ----      ----     ---        ---
   Total AFS securities                                $909      $547     $--        426
                                                       ====      ====     ===        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Based upon this review, the cause of the $416 million decrease in our gross AFS securities unrealized losses for the year ended December 31, 2009, was attributable primarily to increased liquidity in several market segments and improved credit fundamentals (i.e., market improvement and narrowing credit spreads), partially offset by the cumulative adjustment resulting from the adoption of new accounting guidance related to the recognition of OTTI, which resulted in the $29 million increase in amortized cost in AFS securities as discussed in Note 2. As discussed further below, we believe the unrealized loss position as of December 31, 2009, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2009, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2009, the unrealized losses associated with our corporate bond securities were attributable primarily to loans backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the security and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2009, the unrealized losses associated with our MBS and ABS CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Cash flow forecasts also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2009, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                   FOR THE
                                                  YEAR ENDED
                                                 DECEMBER 31,
                                                     2009
                                                 ------------
Balance as of beginning-of-year                      $--
   Cumulative effect from adoption of new
      accounting standard                              5
   Increases attributable to:
      Credit losses on securities for which an
         OTTI was not previously recognized           46
   Decreases attributable to:
      Securities sold                                 (5)
                                                     ---
            Balance as of end-of-year                $46
                                                     ===

During the year ended December 31, 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, Illinois and Texas, which accounted for approximately 36% and 42% of mortgage loans as of December 31, 2009 and 2008, respectively. The number of impaired mortgage loans and the carrying value of impaired mortgage loans (in millions) were as follows:

                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Number of impaired mortgage loans           1      --
                                          ===     ===
Impaired mortgage loans                   $ 3     $--
Valuation allowance associated with
   impaired mortgage loans                 (1)     --
                                          ---     ---
      Carrying value of impaired
         mortgage loans                   $ 2     $--
                                          ===     ===

The average carrying value of the impaired mortgage loans for the year ended December 31, 2009, was $1 million and there was no interest income recognized or collected on this loan in 2009. We did not have any impaired mortgage loans for the years ended December 31, 2008 and 2007; therefore, we did not have any associated interest income recognized or collected for these years.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income were as follows:

                                FOR THE YEARS ENDED
                                   DECEMBER 31,
                                -------------------
                                2009    2008   2007
                                -----   ----   ----
NET INVESTMENT INCOME
Fixed maturity AFS securities   $372    $355   $319
Mortgage loans on real estate     15      17     16
Policy loans                      25      24     21
Invested cash                     --       3      4
Consent fees                      --      --      1
                                ----    ----   ----
   Investment income             412     399    361
Investment expense                (4)     (4)    --
                                ----    ----   ----
      Net investment income     $408    $395   $361
                                ====    ====   ====

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                     ---------------------
                                      2009    2008    2007
                                     -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                       $  13   $   4   $  6
   Gross losses                       (103)   (151)   (29)
Loss on other investments               (1)     --     --
Associated amortization expense
   of DAC, VOBA, DSI and DFEL
   and changes in other contract
   holder funds and funds withheld
   reinsurance liabilities              25      51      4
                                     -----   -----   ----
      Total realized loss on
         investments                 $ (66)  $ (96)  $(19)
                                     =====   =====   ====

Details underlying write-downs taken as a result of OTTI (in millions) that was recognized in net income and included in realized loss on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            --------------------
                                             2009   2008   2007
                                             ----   ----   ----
OTTI RECOGNIZED IN
   NET INCOME
Fixed maturity securities:
   Corporate bonds                           $ 37   $ 65   $23
   MBS:
      CMOs
                                               49     68     3
                                             ----   ----   ---
         Total fixed maturity securities       86    133    26
                                             ----   ----   ---
Equity securities:
   Other securities                             1     --    --
                                             ----   ----   ---
      Total equity securities                   1     --    --
                                             ----   ----   ---
         Gross OTTI recognized in
            net income                         87    133    26
         Associated amortization
            expense of DAC,
            VOBA, DSI and
            DFEL                              (28)   (27)   --
                                             ----   ----   ---
               Net OTTI recognized
                  in net income,
                  pre-tax                    $ 59   $106   $26
                                             ====   ====   ===
PORTION OF OTTI
   RECOGNIZED IN OCI
Gross OTTI recognized in OCI                 $ 46   $ --   $--
Associated amortization
   expense of DAC, VOBA,
   DSI and DFEL                               (15)    --    --
                                             ----   ----   ---
      Net portion of OTTI
         recognized in OCI, pre-tax          $ 31   $ --   $--
                                             ====   ====   ===

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS

As of December 31, 2009, we reviewed our corporate bond portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2009, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history.

Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, foreclosure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% loan severity with higher severity assumed for investor properties and further housing price depreciation.

INVESTMENT COMMITMENTS

As of December 31, 2009, our investment commitments for fixed maturity AFS securities were $17 million, all of which were private placements. We did not have any investment commitments as of December 31, 2008.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2009 and 2008, our most significant investment in one issuer was our investment securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $472 million and $340 million, or 7% and 6% of our invested assets portfolio totaling $6.9 billion and $5.9 billion, respectively. As of December 31, 2009 and 2008, our most significant investment in one industry was our investment securities in the CMO industry with a fair value of $676 million and $653 million, or 10% and 11% of the invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the AFS securities table above.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $13 million and $14 million as of December 31, 2009 and 2008, respectively.

5. DERIVATIVE INSTRUMENTS

TYPES OF DERIVATIVE INSTRUMENTS AND DERIVATIVE STRATEGIES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with living benefit guarantees offered in our variable annuity products, including the LINCOLN SMARTSECURITY(R) Advantage GWB feature, the 4LATER(R) Advantage GIB feature and the I4LIFE(R) Advantage GIB feature. See "Guaranteed Living Benefit Embedded Derivative Reserves" below for further details.

See Note 20 for disclosures required by the Fair Value Measurements and Disclosures Topic of the FASB ASC.

We have embedded derivatives with off-balance-sheet risks whose contract amounts exceed the credit exposure. Outstanding embedded derivatives not designated and not qualifying as hedging instruments, with off-balance-sheet risks (in millions) were as follows:

                                                          AS OF DECEMBER 31, 2009
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE      OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS         GAIN   LOSS
                                         -----------   --------     ----   ----         ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,748         $--        $--    $--          $11   $(41)
                                            =====         ===        ===    ===          ===   ====

                                                          AS OF DECEMBER 31, 2008
                                         --------------------------------------------------------------
                                                                  ASSET CARRYING   (LIABILITY) CARRYING
                                            NUMBER                 OR FAIR VALUE       OR FAIR VALUE
                                              OF       NOTIONAL   --------------   --------------------
                                         INSTRUMENTS    AMOUNTS     GAIN   LOSS        GAIN   LOSS
                                         -----------   --------     ----   ----        ----   -----
Embedded derivatives:
   GLB embedded derivative reserves(1)      9,006         $--        $--    $--         $27   $(151)
                                            =====         ===        ===    ===         ===   =====

----------
(1)  Reported in future contract benefits on our Balance Sheets.

The settlement payments and mark-to-market adjustments on embedded derivatives not designated and not qualifying as hedging instruments (in millions), recorded on our Statements of Income were as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Embedded derivatives:
   GLB embedded derivative reserves(1)    $--    $--   $(2)
                                          ===    ===   ===

----------
(1)  Reported in realized loss on our Statements of Income.

We have certain GLB variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB, 4LATER(R) and LINCOLN LIFETIME INCOME(SM) ADVANTAGE features, have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature. The change in embedded derivative reserves flows through our Statements of Income as specified in the table above. As of December 31, 2009, we had $1.1 billion of account values that were attributable to variable annuities with a GWB feature and $238 million of account values that were attributable to variable annuities with a GIB feature.

We transfer the liability for our GWB and GIB features to LNL, who along with an affiliate, use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative reserves of the GWB and GIB caused by those same factors. As part of the current hedging program, equity markets, interest rates and volatility in market conditions are monitored on a daily basis. The hedge positions are re-balanced based upon changes in these factors as needed. While the hedge positions are actively managed, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and the ability to purchase hedging instruments at prices consistent with the desired risk and return trade off.

6. FEDERAL INCOME TAXES

The federal income tax expense (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Current                                  $(9)    $13    $27
Deferred                                  44       1     25
                                         ---     ---    ---
   Total federal income tax expense      $35     $14    $52
                                         ===     ===    ===

A reconciliation of the effective tax rate differences (in millions) was as follows:

                                         FOR THE YEARS ENDED
                                            DECEMBER 31,
                                         -------------------
                                         2009   2008   2007
                                         ----   ----   ----
Tax rate of 35% times pre-tax income      $38    $18    $54
Effect of:
   Separate account dividend
      received deduction                   (2)    (3)    (2)
   Other items
                                           (1)    (1)    --
                                          ---    ---    ---
         Provision for income taxes       $35    $14    $52
                                          ===    ===    ===
Effective tax rate                         32%    28%    34%
                                          ===    ===    ===

The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                             2009   2008
                                             ----   ----
Current                                      $  6   $ 6
Deferred                                      178    17
                                             ----   ---
   Total federal income tax liability        $184   $23
                                             ====   ===

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                           2009   2008
                                           ----   ----
DEFERRED TAX ASSETS
Future contract benefits and other
   contract holder funds                   $101   $120
Investments                                  14     49
Compensation and benefit plans                1      1
Net unrealized loss on AFS securities        15    216
Net capital loss carryforward                11     --
Other                                         5      2
                                           ----   ----
      Total deferred tax assets             147    388
                                           ----   ----
DEFERRED TAX LIABILITIES
DAC                                         150    154
VOBA                                        146    229
Other                                        29     22
                                           ----   ----
      Total deferred tax liabilities        325    405
                                           ----   ----
         Net deferred tax liability        $178   $ 17
                                           ====   ====

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2009 and 2008, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary as of December 31, 2009 and 2008.

As of December 31, 2009, LLANY had net capital loss carryfor-wards of $31 million which will expire in 2014. We believe that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As discussed in Note 2, we adopted new guidance in the Income Taxes Topic of the FASB ASC on January 1, 2007. As of Decem-ber 31, 2009 and 2008, $5 million and $4 million, respectively, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2010 in the range of none to $1 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                            FOR THE YEARS ENDED
                                                DECEMBER 31,
                                            -------------------
                                                2009   2008
                                                ----   ----
Balance as of beginning-of-year                 $23     $22
   Increases for prior year tax positions         1       1
                                                ---     ---
      Balance as of end-of-year                 $24     $23
                                                ===     ===

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2009, 2008, and 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We had accrued interest and penalty expense related to the unrecognized tax benefits of $3 million and $2 million as of December 31, 2009 and 2008, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with the existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot Corporation ("Jefferson-Pilot") subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot and its subsidiaries, the IRS is examining the tax year ended April 2, 2006.

7. DAC, VOBA, DSI AND DFEL

During the fourth quarter of 2008, we recorded a decrease to income totaling $7 million, for a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL as a result of significant and sustained declines in the equity markets during 2008. During 2009, we did not have a reversion to the mean prospective unlocking of DAC, VOBA, DSI and DFEL. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, DSI and DFEL tables below.

Changes in DAC (in millions) were as follows:

                                               FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $460   $306   $197
   Cumulative effect of the adoption of
      new accounting standards                --     --     (1)
   Amounts transferred from LNL               --     --     14
   Deferrals                                  76     95    109
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              --    (12)    --
      Prospective unlocking -- model
         refinements                          --      9     (8)
      Retrospective unlocking                  3    (10)     9
      Other amortization, net of interest    (40)   (36)   (35)
   Adjustment related to realized gains       20     36      3
   Adjustment related to unrealized
      gains (losses)                         (80)    72     18
                                            ----   ----   ----
            Balance as of end-of-year       $439   $460   $306
                                            ====   ====   ====

Changes in VOBA (in millions) were as follows:

                                               FOR THE YEARS
                                             ENDED DECEMBER 31,
                                            ------------------
                                             2009   2008   2007
                                            -----   ----   ----
Balance as of beginning-of-year             $ 655   $493   $169
   Amounts transferred from LNL                --     --    352
   Deferrals                                    2      3      4
   Amortization:
      Prospective unlocking -- assumption
         changes                                3      4      4
      Retrospective unlocking                  (2)     3      9
      Other amortization                      (73)   (72)   (70)
   Accretion of interest(1)                    24     26     24
   Adjustment related to realized gains         6      7      1
   Adjustment related to unrealized
      gains (losses)                         (198)   191     --
                                            -----   ----   ----
            Balance as of end-of-year       $ 417   $655   $493
                                            =====   ====   ====

(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 4.00% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2009, was as follows:

2010         $ 48
2011           34
2012           31
2013           29
2014           24
Thereafter    260
             ----
   Total     $426
             ====

Changes in DSI (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $14    $14    $11
   Deferrals                                  3      4      4
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                             --     (2)    --
      Other amortization, net of interest    (1)    (2)    (1)
                                            ---    ---    ---
            Balance as of end-of-year       $16    $14    $14
                                            ===    ===    ===

Changes in DFEL (in millions) were as follows:

                                              FOR THE YEARS
                                            ENDED DECEMBER 31,
                                            ------------------
                                            2009   2008   2007
                                            ----   ----   ----
Balance as of beginning-of-year             $ 65   $ 48   $ 32
   Amounts transferred from LNL               --     --      8
   Deferrals                                  34     27     25
   Amortization, net of interest:
      Prospective unlocking -- assumption
         changes                              (1)    --     --
      Prospective unlocking -- model
         refinements                          --      4     (6)
      Retrospective unlocking                 (1)    (4)     1
      Other amortization, net of interest    (10)   (10)   (12)
                                            ----   ----   ----
            Balance as of end-of-year       $ 87   $ 65   $ 48
                                            ====   ====   ====

8. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income:


                                     FOR THE YEARS
                                   ENDED DECEMBER 31,
                                ----------------------
                                  2009    2008    2007
                                 -----   -----   -----
Direct insurance premiums
   and fees                      $ 502   $ 480   $ 445
Reinsurance ceded                 (143)   (134)   (113)
                                 -----   -----   -----
      Total insurance premiums
         and fees, net           $ 359   $ 346   $ 332
                                 =====   =====   =====
Direct insurance benefits        $ 365   $ 395   $ 354
Reinsurance recoveries netted
   against benefits               (140)   (167)   (162)
                                 -----   -----   -----
      Total benefits, net        $ 225   $ 228   $ 192
                                 =====   =====   =====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 45% to 50% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate-owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2009, the reserves associated with these reinsurance arrangements totaled $5 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, see Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The carrying amount of our goodwill (in millions) for the years ended December 31, 2009 and 2008, was as follows:


                          GROSS
                        CARRYING
                         AMOUNT
                        --------
Retirement Solutions:
   Annuities              $ 26
Insurance Solutions:
   Life Insurance          136
                          ----
      Total goodwill      $162
                          ====

There were no changes in the carrying amount of goodwill during the years ended December 31, 2009 or December 31, 2008.

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilizes primarily a discounted cash flow valuation technique. In determining the estimated fair value of these reporting units, we incorporate consideration of discounted cash flow calculations, LNC's share price and assumptions that market participants would make in valuing these reporting units. Our fair value estimations are based primarily on an in-depth analysis of projected future cash flows and relevant discount rates, which considered market participant inputs ("income approach"). The discounted cash flow analysis required us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2009 and 2008, we performed a Step 1 goodwill impairment analysis on all of our reporting units. All of our reporting units passed the Step 1 analysis.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                           AS OF DECEMBER 31,
                                         -------------------------------------------------
                                                   2009                      2008
                                         -----------------------   -----------------------
                                           GROSS                     GROSS
                                         CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                          AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                         --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                              $7           $1           $7            $1

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2009.

10. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                    AS OF DECEMBER 31,
                                   -------------------
                                     2009       2008
                                   --------   --------
RETURN OF NET DEPOSITS
Total account value                $  1,558   $  1,265
Net amount at risk(1)                    63        222
Average attained age of contract
   holders                         53 YEARS   52 years
MINIMUM RETURN
Average attained age of contract
   holders                         78 YEARS   77 years
Guaranteed minimum return                 5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                $    915   $    731
Net amount at risk(1)                   162        355
Average attained age of contract
   holders                         65 YEARS   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The decrease in net amount at risk when comparing December 31, 2009, to December 31, 2008, was attributable primarily to the rise in equity markets and associated increase in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                               FOR THE YEARS ENDED
                                   DECEMBER 31,
                               -------------------
                               2009   2008   2007
                               ----   ----   ----
Balance at beginning-of-year    $ 8    $ 1   $ 1
   Changes in reserves           --      9    --
   Benefits paid                 (6)    (2)   --
                                ---    ---   ---
      Balance at end-of-year    $ 2    $ 8   $ 1
                                ===    ===   ===

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2009     2008
                                     ------   ------
ASSET TYPE
Domestic equity                      $  890   $  670
International equity                    392      276
Bonds                                   300      219
Money market                            231      213
                                     ------   ------
   Total                             $1,813   $1,378
                                     ======   ======
Percent of total variable annuity
   separate account values               89%      89%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of Decem-ber 31, 2009, and approximately 82% of sales for these products in 2009.

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2009     2008
                                            ------   ------
Account values and other contract
   holder funds                             $4,859   $4,628
DFEL                                            87       65
Contract holder dividends payable              164      164
Premium deposit funds                           10       12
Undistributed earnings on participating
   business                                     15       (3)
                                            ------   ------
      Total other contract holder funds     $5,135   $4,866
                                            ======   ======

As of December 31, 2009 and 2008, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $29 million, $29 million and $25 million for the years ended December 31, 2009, 2008 and 2007, respectively.

12. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws and laws governing the activities of broker-dealers.

In the ordinary course of our business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2009, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2009, approximately 80% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. The accrual for expected assessments was immaterial as of December 31, 2009 and 2008.

13. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                         FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        --------------------
                                         2009    2008   2007
                                        -----   -----   ----
UNREALIZED LOSS ON
   AFS SECURITIES
Balance as of beginning-of-year         $(211)  $  (8)  $ 14
   Cumulative effect of the adoption
      of new accounting standards         (11)     --     --
   Unrealized holding gains (losses)
      arising during the year             540    (758)   (67)
   Change in DAC, VOBA, DSI and
      other contract holder funds        (281)    337     18
   Income tax benefit (expense)           (98)    156     15
   Less:
      Reclassification adjustment for
         losses included in net
         income                           (91)   (147)   (23)
      Associated amortization of
         DAC, VOBA, DSI and DFEL           26      51      4
      Income tax benefit                   23      34      7
                                        -----   -----   ----
            Balance as of end-of-year   $ (19)  $(211)  $ (8)
                                        =====   =====   ====

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                         2009   2008   2007
                                         ----   ----   ----
UNREALIZED OTTI ON
   AFS SECURITIES
Balance as of beginning-of-year          $ --    $--   $--
(Increases) attributable to:
   Cumulative effect of the adoption
      of new accounting standards          (5)    --    --
   Portion of OTTI recognized in OCI
      during the year                     (46)    --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 15     --    --
   Income tax benefit                      11     --    --
Decreases attributable to:
   Sales, maturities or other
      settlements of AFS securities        26     --    --
   Change in DAC, VOBA, DSI and
      DFEL                                 (6)    --    --
   Income tax expense                      (7)    --    --
                                         ----    ---   ---
         Balance as of end-of-year       $(12)   $--   $--
                                         ====    ===   ===
UNREALIZED GAIN ON
   DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year          $  1    $ 1   $--
   Unrealized holding gains arising
      during the year                      --     --     5
   Change in DAC, VOBA, DSI and
      DFEL                                 --     --    (3)
   Income tax expense                      --     --    (1)
                                         ----    ---   ---
         Balance as of end-of-year       $  1    $ 1   $ 1
                                         ====    ===   ===

14. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Statements of Income were as follows:

                                        FOR THE YEARS ENDED
                                            DECEMBER 31,
                                        -------------------
                                        2009   2008   2007
                                        ----   ----   ----
Total realized loss on investments(1)   $(66)  $(96)  $(19)
Loss on certain reinsurance
   derivatives(2)                         --     (1)    --
Guaranteed living benefits(3):
   Gross gain (loss)                       1     --    (11)
   Associated amortization benefit
      (expense) of DAC, VOBA,
      DSI and DFEL                        --     (1)     5
                                        ----   ----   ----
         Total realized loss            $(65)  $(98)  $(25)
                                        ====   ====   ====

----------
(1)  See "Realized Loss Related to Investments" section in Note 4.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements.

(3)  Represents the change in embedded derivative reserves of our GLB products.

15. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                       FOR THE YEARS ENDED
                                           DECEMBER 31,
                                       -------------------
                                       2009   2008   2007
                                       ----   ----   ----
Commissions                            $ 71   $ 84   $100
General and administrative expenses      65     66     64
DAC and VOBA deferrals and interest,
   net of amortization                    7    (10)   (46)
Taxes, licenses and fees                 16     16     10
                                       ----   ----   ----
      Total                            $159   $156   $128
                                       ====   ====   ====

16. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans for our employees and agents, including those of LLANY, respectively. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees, including certain former employees of acquired companies, and agents, respectively. In addition, for certain former employees, LNC has supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of LNC's and LNL's defined benefit pension plans were "frozen" as of December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the employee's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jeffer-son-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

17. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC sponsors contributory defined contribution plans for eligible employees and agents, including those of LLANY, which includes money purchase plans ("MPP"). LNC makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. The expenses related to these plans was $2 million, $2 million and $1 million for the years ended December 31, 2009, 2008 and 2007, respectively, which are recorded in the underwriting, acquisition, insurance and other expenses on our Statements of Income.

DEFERRED COMPENSATION PLANS

LNC sponsors six separate non-qualified unfunded, deferred compensation plans for various groups: employees, agents, non-employee directors, and certain agents. LLANY participants in five of these deferred compensation plans. The liability for these five plans was $2 million and $1 million as of December 31, 2009 and 2008, respectively, which is recorded in other liabilities in our Balance Sheets.

The terms of the plans provide that participants who select LNC stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of LNC stock do not affect the expenses associated with this portion of the deferred compensation plan.

THE DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Eligible participants in this plan may elect to defer payment of a portion of their compensation as defined by the plan. Plan participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the plan, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of LNC contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expense for this plan was not significant for the years December 31, 2009, 2008 and 2007.

DEFERRED COMPENSATION PLAN FOR AGENTS

LNC sponsors three deferred compensation plans for certain eligible agents. Eligible participants in these plans may elect to defer payment of a portion of their compensation as defined by the various plans. The plans' participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of this plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to other LNC and LNL 401(k) plans. Our expenses for these plans were not significant for the years December 31, 2009, 2008 and 2007.

18. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2009, 2008 and 2007.

19. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Capital and surplus                    $819   $795

                                   FOR THE YEARS ENDED
                                       DECEMBER 31,
                                   -------------------
                                   2009   2008    2007
                                   ----   ----   -----
Net gain (loss) from operations,
   after-tax                       $107   $ 13   $(162)
Net income (loss)                    13    (95)   (188)

The increase in statutory net income for the year ended December 31, 2009, from that of 2008 was primarily due to the improved market conditions in 2009. The new statutory reserving standard (commonly called "VACARVM") that was developed by the NAIC replaced current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs, and was effective December 31, 2009. The actual effect of adoption was relatively neutral to our RBC ratios and future dividend capacity with a slight decrease in statutory reserves offset by a higher capital requirement. LNC utilizes captive reinsurance structures, as well as third-party reinsurance arrangements, to lessen the negative impact on statutory capital and dividend capacity in its life insurance subsidiaries.

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York. We also have an accounting practice permitted by our state of domicile that differs from that found in NAIC SAP. Specifically, the use of a more conservative valuation interest rate on certain annuities as of December 31, 2009 and 2008, but this did not have a material impact on our consolidated financial condition or results of operations.

The effect on statutory surplus compared to NAIC statutory surplus from the use of the prescribed practice (in millions) was a decrease of:

                                   AS OF DECEMBER 31,
                                   ------------------
                                       2009   2008
                                       ----   ----
Calculation of reserves using
   continuous CARVM                    $(6)   $(10)

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. Within these limitations, there are no restrictions placed on the portion of company profits that may be paid as ordinary dividends to stockholders. No dividends were declared in 2009 or 2008. We expect we could pay dividends of approximately $82 million in 2010 after approval from the Superintendent.

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                    AS OF DECEMBER 31,
                                                         ---------------------------------------
                                                                2009                2008
                                                         ------------------   ------------------
                                                         CARRYING     FAIR    CARRYING     FAIR
                                                           VALUE     VALUE      VALUE     VALUE
                                                         --------   -------   --------   -------
ASSETS
AFS securities:
   Fixed maturity                                        $ 6,180    $ 6,180   $ 5,159    $ 5,159
   Equity                                                      2          2         2          2
Mortgage loans on real estate                                228        234       294        285
Other investments                                              2          2         2          2
Cash and invested cash                                        65         65        55         55
Separate account assets                                    2,263      2,263     1,690      1,690
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                          (30)       (30)     (124)      (124)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts       (81)       (81)      (71)       (71)
   Account value of certain investment contracts          (1,356)    (1,364)   (1,171)    (1,287)

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments on our Balance Sheets approximates their fair value. Other investments include privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds on our Balance Sheets includes remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2009, and December 31, 2008, the remaining guaranteed interest and similar contracts carrying value approximated fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2009, or December 31, 2008, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                               AS OF DECEMBER 31, 2009
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $4,579         $160       $4,744
      U.S. Government bonds                             31               1           --           32
      Foreign government bonds                          --              24           --           24
      MBS:
         CMOs                                           --             646            3          649
         MPTS                                           --             247           --          247
         CMBS                                           --             167           51          218
      ABS:
         CDOs                                           --              --            3            3
      State and municipal bonds                         --             170           --          170
      Hybrid and redeemable preferred securities        --              79           14           93
   Equity AFS securities:
      Other securities                                   2              --           --            2
Cash and invested cash                                  --              65           --           65
Separate account assets                                 --           2,263           --        2,263
                                                       ---          ------         ----       ------
            Total assets                               $38          $8,241         $231       $8,510
                                                       ===          ======         ====       ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves                    $--          $   --         $(30)      $  (30)
                                                       ===          ======         ====       ======

                                                                 AS OF DECEMBER 31, 2008
                                                   -------------------------------------------------
                                                      QUOTED
                                                      PRICES
                                                    IN ACTIVE
                                                   MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                    IDENTICAL     OBSERVABLE   UNOBSERVABLE    TOTAL
                                                      ASSETS        INPUTS        INPUTS       FAIR
                                                    (LEVEL 1)     (LEVEL 2)     (LEVEL 3)      VALUE
                                                   -----------   -----------   ------------   ------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                  $ 5          $3,772         $ 176      $3,953
      U.S. Government bonds                             35               2            --          37
      Foreign government bonds                          --              32            --          32
      MBS:
         CMOs                                           --             625            22         647
         MPTS                                           --             169            --         169
         CMBS                                           --             165            42         207
      ABS:
         CDOs                                           --              --             4           4
      State and municipal bonds                         --              --            37          37
      Hybrid and redeemable preferred securities        --              67             6          73
   Equity AFS securities:
      Other securities                                   2              --            --           2
Cash and invested cash                                  --              55            --          55
Separate account assets                                 --           1,690            --       1,690
                                                       ---          ------         -----      ------
            Total assets                               $42          $6,577         $ 287      $6,906
                                                       ===          ======         =====      ======
LIABILITIES
Future contract benefits:
   GLB embedded derivative reserves
                                                       $--          $   --         $(124)     $ (124)
                                                       ===          ======         =====      ======

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED    GAINS     MATURITIES,      IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                     FAIR        NET         IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME      OCI          NET          NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $ 176       $ (2)       $ 3        $  6          $(23)      $160
      MBS:
         CMOs                                           22         --         --          (1)          (18)         3
         CMBS                                           42         --         12          (3)           --         51
      ABS:
         CDOs                                            4         --          2          (3)           --          3
      State and municipal bonds                         37         --         --          (5)          (32)        --
      Hybrid and redeemable preferred securities         6         --          8          --            --         14
Future contract benefits:
   GLB embedded derivative reserves                   (124)       102         --          (8)           --        (30)
                                                     -----       ----        ---        ----          ----       ----
         Total, net                                  $ 163       $100        $25        $(14)         $(73)      $201
                                                     =====       ====        ===        ====          ====       ====

                                                                     FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   --------------------------------------------------------------------
                                                                                        SALES,
                                                                ITEMS                 ISSUANCES,    TRANSFERS
                                                               INCLUDED     GAINS     MATURITIES,     IN OR
                                                   BEGINNING      IN      (LOSSES)   SETTLEMENTS,     OUT OF     ENDING
                                                      FAIR        NET        IN         CALLS,       LEVEL 3,     FAIR
                                                     VALUE      INCOME       OCI          NET         NET(1)     VALUE
                                                   ---------   --------   --------   ------------   ---------   -------
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                $220       $ (16)      $(18)        $(17)        $  7       $ 176
      Foreign government bonds                          5          --         --           (5)          --          --
      MBS:
         CMOs                                          42          (4)         1           (3)         (14)         22
         CMBS                                          60          --        (30)           7            5          42
      ABS:
         CDOs                                           7          --         (3)          --           --           4
      State and municipal bonds                        38          --         (1)          --           --          37
      Hybrid and redeemable preferred securities       --          --         --            6           --           6
Future contract benefits:
   GLB embedded derivative reserves                   (17)       (100)        --           (7)          --        (124)
                                                     ----       -----       ----         ----         ----       -----
          Total, net                                 $355       $(120)      $(51)        $(19)        $ (2)      $ 163
                                                     ====       =====       ====         ====         ====       =====

----------
(1) Transfers in or out of Level 3 for AFS are displayed at amortized cost as of the beginning-of-period. For AFS, the difference between beginning-of-period amortized cost and beginning-of-period fair value was included in OCI and earnings, respectively, in prior periods.

The following provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

                                                              FOR THE YEAR ENDED DECEMBER 31, 2009
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $ 3         $(5)       $--            $ --      $ (2)
Future contract benefits:
   GLB embedded derivative reserves                      --          --          1             101       102
                                                        ---         ---        ---            ----      ----
         Total, net                                     $ 3         $(5)       $ 1            $101      $100
                                                        ===         ===        ===            ====      ====

                                                              FOR THE YEAR ENDED DECEMBER 31, 2008
                                                   ----------------------------------------------------------
                                                                              GAINS
                                                                             (LOSSES)
                                                                           FROM SALES,    UNREALIZED
                                                   (AMORTIZATION)          MATURITIES,     HOLDING
                                                     ACCRETION,            SETTLEMENTS,     GAINS
                                                         NET        OTTI      CALLS       (LOSSES)(1)   TOTAL
                                                   --------------   ----   ------------   -----------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                    $ 2        $(18)      $--           $  --      $ (16)
      MBS:
         CMOs                                             --          (4)       --              --         (4)
Future contract benefits:
   GLB embedded derivative reserves                       --          --        --            (100)      (100)
                                                         ---        ----       ---           -----      -----
         Total, net                                      $ 2        $(22)      $--           $(100)     $(120)
                                                         ===        ====       ===           =====      =====

----------
(1) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2009 or 2008, as applicable.

21. SEGMENT INFORMATION

We provide products and services in two operating businesses and report results through four business segments as follows:

BUSINESS               CORRESPONDING SEGMENTS
--------------------   -------------------------------
Retirement Solutions   Annuities Defined Contribution
Insurance Solutions    Life Insurance Group Protection

We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and sur-vivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net liability.

Segment operating revenues and income from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized loss"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements; and

     -    Change in the GLB embedded derivative reserves.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income from the initial adoption of new accounting standards;

- Income from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized loss;

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009    2008   2007
                                      ----   -----   ----
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                       $ 99   $  96   $110
      Defined Contribution              52      52     54
                                      ----   -----   ----
         Total Retirement Solutions    151     148    164
                                      ----   -----   ----
   Insurance Solutions:
      Life Insurance                   550     531    481
      Group Protection                  48      39     29
                                      ----   -----   ----
         Total Insurance Solutions     598     570    510
                                      ----   -----   ----
   Other Operations                     20      25     19
Excluded realized loss, pre-tax        (68)   (100)   (25)
                                      ----   -----   ----
            Total revenues            $701   $ 643   $668
                                      ====   =====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INCOME
Income from operations:
   Retirement Solutions:
      Annuities                       $ 22   $  3   $ 19
      Defined Contribution               3      4      3
                                      ----   ----   ----
         Total Retirement Solutions     25      7     22
                                      ----   ----   ----
   Insurance Solutions:
      Life Insurance                    80     75     82
      Group Protection                  --      2      1
                                      ----   ----   ----
         Total Insurance Solutions      80     77     83
                                      ----   ----   ----
   Other Operations                     12     17     13
Excluded realized loss, after-tax      (44)   (65)   (16)
                                      ----   ----   ----
            Net income                $ 73   $ 36   $102
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                          $ 62   $ 57   $ 58
   Defined Contribution                 48     48     49
                                      ----   ----   ----
      Total Retirement Solutions       110    105    107
                                      ----   ----   ----
Insurance Solutions:
   Life Insurance                      274    262    233
   Group Protection                      4      3      2
                                      ----   ----   ----
      Total Insurance Solutions        278    265    235
                                      ----   ----   ----
Other Operations                        20     25     19
                                      ----   ----   ----
         Total net investment income  $408   $395   $361
                                      ====   ====   ====

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
AMORTIZATION OF DAC AND
   VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                           $10    $31    $12
   Defined Contribution                  7      5      5
                                       ---    ---    ---
      Total Retirement Solutions        17     36     17
                                       ---    ---    ---
Insurance Solutions:
   Life Insurance                       66     51     49
   Group Protection                      2      1      1
                                       ---    ---    ---
      Total Insurance Solutions         68     52     50
                                       ---    ---    ---
         Total amortization of
            DAC and VOBA,
            net of interest            $85    $88    $67
                                       ===    ===    ===

                                      FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
FEDERAL INCOME TAX EXPENSE
Retirement Solutions:
   Annuities                          $  8   $ (3)  $ 7
   Defined Contribution                  2      2     1
                                      ----   ----   ---
      Total Retirement Solutions        10     (1)    8
                                      ----   ----   ---
Insurance Solutions:
   Life Insurance                       43     40    45
   Group Protection                     --      1     1
                                      ----   ----   ---
      Total Insurance Solutions         43     41    46
                                      ----   ----   ---
Other Operations                         6      9     7
Excluded realized loss                 (24)   (35)   (9)
                                      ----   ----   ---
         Total federal income
            tax expense               $ 35   $ 14   $52
                                      ====   ====   ===

                                      AS OF DECEMBER 31,
                                      ------------------
                                         2009     2008
                                       -------   ------
ASSETS
Retirement Solutions:
   Annuities                           $ 3,187   $2,632
   Defined Contribution                  1,253    1,055
                                       -------   ------
      Total Retirement Solutions         4,440    3,687
                                       -------   ------
Insurance Solutions:
   Life Insurance                        6,076    5,671
   Group Protection                         77       57
                                       -------   ------
      Total Insurance Solutions          6,153    5,728
                                       -------   ------
Other Operations                           311      266
                                       -------   ------
         Total                         $10,904   $9,681
                                       =======   ======

22. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                       FOR THE YEARS ENDED
                                          DECEMBER 31,
                                      ---------------------
                                      2009   2008     2007
                                      ----   ----   -------
Income taxes paid (received)          $(9)    $40   $    (7)
                                      ===     ===   =======
Significant non-cash investing
   and financing transactions:
   Business combinations:
      Fair value of assets acquired
         (includes cash and
         invested cash)               $--     $--   $    (1)
      Fair value of liabilities
         assumed                       --      --        --
                                      ---     ---   -------
            Total purchase price      $--     $--   $    (1)
                                      ===     ===   =======
   Reinsurance assumption
      from LNL:
      Assets contributed              $--     $--   $ 3,488
      Liabilities contributed          --      --    (2,784)
                                      ---     ---   -------
         Total capital contribution   $--     $--   $   704
                                      ===     ===   =======

23. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:


                                      AS OF DECEMBER 31,
                                      ------------------
                                          2009   2008
                                          ----   ----
Assets with affiliates:
   Service agreement receivable(1)         $16   $  1
Liabilities with affiliates:
   Reinsurance future contract
      benefits on ceded reinsurance
      contracts(2)                          57    149

                                      FOR THE YEARS ENDED
                                           DECEMBER 31,
                                      -------------------
                                      2009   2008   2007
                                      ----   ----   ----
Revenues with affiliates:
   Premiums paid on ceded
      reinsurance contracts(3)        $(17)  $(15)  $(12)
   Fees for management of
      general account(4)                (4)    (4)    (4)
Benefits and expenses
   with affiliates:
   Service agreement payments(5)        59     59     54

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in future contract benefits on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income.

(4)  Reported in net investment income on our Statements of Income.

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income.

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware Management Holdings ("Delaware") is responsible for the management of our general account investments. On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

                LINCOLN LIFE & ANNUITY VARIABLE ANNUITY ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2009

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                              CONTRACT                      CONTRACT        GUARANTEE
                                                              PURCHASES                    REDEMPTIONS       CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                               ANNUITY                       ANNUITY         ANNUITY
                                                               COMPANY                       COMPANY         COMPANY
SUBACCOUNT                                    INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B         $ 1,967,666      $   169      $ 1,967,835       $ --            $ 54       $ 1,967,781
ABVPSF Growth Class B                             535,800       11,951          547,751         --              15           547,736
ABVPSF Growth and Income Class B                  406,575        4,693          411,268         --              11           411,257
American Century VP Balanced                    8,567,280           --        8,567,280        315             236         8,566,729
American Century VP Inflation Protection           33,545           --           33,545         --               1            33,544
American Funds Global Growth Class 2            2,946,244       10,706        2,956,950         --              81         2,956,869
American Funds Growth Class 2                  12,308,943       11,932       12,320,875         --             340        12,320,535
American Funds Growth-Income Class 2            3,845,279          128        3,845,407         --             106         3,845,301
American Funds International Class 2            6,309,605       15,208        6,324,813         --             173         6,324,640
BlackRock Global Allocation V.I.                   25,008        5,000           30,008         --               1            30,007
Delaware VIP Diversified Income                 1,489,648           60        1,489,708         --              41         1,489,667
Delaware VIP High Yield                         1,112,015           94        1,112,109         --              30         1,112,079
Delaware VIP REIT Service Class                 5,510,813          164        5,510,977         --             154         5,510,823
Delaware VIP Small Cap Value Service Class      2,760,852          345        2,761,197         --              77         2,761,120
Delaware VIP Trend Service Class                  888,678          104          888,782         --              25           888,757
Dreyfus Developing Leaders                     10,553,598          403       10,554,001         --             294        10,553,707
Dreyfus Stock Index                            26,111,493        1,364       26,112,857         --             723        26,112,134
DWS VIP Alternative Asset Allocation Plus
   Class A                                         18,332           --           18,332         --               1            18,331
DWS VIP Equity 500 Index Class A                1,572,019           --        1,572,019         19              44         1,571,956
DWS VIP Small Cap Index Class A                 1,169,925           71        1,169,996         --              32         1,169,964
Fidelity VIP Asset Manager                     20,203,880          844       20,204,724         --             556        20,204,168
Fidelity VIP Contrafund Service Class 2         7,872,160          474        7,872,634         --             218         7,872,416
Fidelity VIP Equity-Income                     20,763,611        1,418       20,765,029         --             574        20,764,455
Fidelity VIP Growth                            34,883,905       13,241       34,897,146         --             964        34,896,182
Fidelity VIP Money Market                          19,771           --           19,771         --              --            19,771
Janus Aspen Series Worldwide                    6,190,216          744        6,190,960         --             170         6,190,790
LVIP Baron Growth Opportunities Service
   Class                                        9,261,228          288        9,261,516         --             256         9,261,260
LVIP Cohen & Steers Global Real Estate             47,538           --           47,538         --               1            47,537
LVIP Delaware Bond                              2,822,347           98        2,822,445         --              77         2,822,368
LVIP Delaware Foundation Aggressive
   Allocation                                       1,307           --            1,307         --              --             1,307
LVIP Delaware Foundation Conservative
   Allocation                                     378,545           11          378,556         --              10           378,546
LVIP Delaware Foundation Moderate Allocation          634           --              634         --              --               634
LVIP Delaware Growth and Income                 2,177,960           32        2,177,992         --              60         2,177,932
LVIP Delaware Social Awareness                  3,516,014           --        3,516,014        273              97         3,515,644
LVIP Global Income                                 47,381           --           47,381         --               1            47,380
LVIP Janus Capital Appreciation                 1,146,143          175        1,146,318         --              32         1,146,286
LVIP Mondrian International Value               3,082,207          254        3,082,461         --              85         3,082,376
LVIP SSgA Bond Index                              166,448           --          166,448         --               5           166,443
LVIP SSgA Emerging Markets 100                    149,499        9,619          159,118         --               4           159,114
LVIP SSgA International Index                      10,564           --           10,564         --              --            10,564
LVIP T. Rowe Price Structured Mid-Cap Growth    7,842,652          820        7,843,472         --             217         7,843,255
LVIP Wilshire 2010 Profile                        103,396          100          103,496         --               3           103,493
LVIP Wilshire 2020 Profile                        326,217           --          326,217         --               9           326,208
LVIP Wilshire 2030 Profile                        230,458           --          230,458         --               6           230,452
LVIP Wilshire 2040 Profile                        125,518           --          125,518         --               3           125,515
LVIP Wilshire Aggressive Profile                  979,974           --          979,974         28              27           979,919
LVIP Wilshire Conservative Profile                340,180        4,633          344,813         --               9           344,804
LVIP Wilshire Moderate Profile                  1,566,592           --        1,566,592         25              43         1,566,524
LVIP Wilshire Moderately Aggressive Profile     2,606,633           --        2,606,633         90              72         2,606,471
NB AMT Mid-Cap Growth                           3,542,860          314        3,543,174         --              98         3,543,076
NB AMT Partners                                 4,167,700          754        4,168,454         --             115         4,168,339
T. Rowe Price International Stock               6,490,075           --        6,490,075         45             178         6,489,852

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2009

                                                   DIVIDENDS
                                                      FROM       MORTALITY AND         NET
                                                   INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                           INCOME    GUARANTEE CHARGES  INCOME (LOSS)
-----------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B               $     --       $ (15,149)       $ (15,149)
ABVPSF Growth Class B                                     --          (4,615)          (4,615)
ABVPSF Growth and Income Class B                      13,485          (3,686)           9,799
American Century VP Balanced                         416,180         (78,843)         337,337
American Century VP Inflation Protection                 155             (53)             102
American Funds Global Growth Class 2                  34,675         (23,111)          11,564
American Funds Growth Class 2                         68,929        (102,875)         (33,946)
American Funds Growth-Income Class 2                  52,440         (30,829)          21,611
American Funds International Class 2                  81,709         (51,978)          29,731
BlackRock Global Allocation V.I.                         288             (64)             224
Delaware VIP Diversified Income                       66,173         (11,695)          54,478
Delaware VIP High Yield                               46,144          (7,302)          38,842
Delaware VIP REIT Service Class                      177,154         (42,570)         134,584
Delaware VIP Small Cap Value Service Class            14,872         (22,490)          (7,618)
Delaware VIP Trend Service Class                          --          (6,970)          (6,970)
Dreyfus Developing Leaders                           147,023         (90,257)          56,766
Dreyfus Stock Index                                  476,347        (227,083)         249,264
DWS VIP Alternative Asset Allocation Plus Class A         --             (81)             (81)
DWS VIP Equity 500 Index Class A                      36,879         (13,181)          23,698
DWS VIP Small Cap Index Class A                       16,924          (9,534)           7,390
Fidelity VIP Asset Manager                           435,145        (181,645)         253,500
Fidelity VIP Contrafund Service Class 2               78,290         (64,338)          13,952
Fidelity VIP Equity-Income                           412,955        (177,689)         235,266
Fidelity VIP Growth                                  136,702        (301,103)        (164,401)
Fidelity VIP Money Market                                240              --              240
Janus Aspen Series Worldwide                          74,519         (51,797)          22,722
LVIP Baron Growth Opportunities Service Class             --         (75,637)         (75,637)
LVIP Cohen & Steers Global Real Estate                    --            (510)            (510)
LVIP Delaware Bond                                   116,189         (27,285)          88,904
LVIP Delaware Foundation Aggressive Allocation            28              (5)              23
LVIP Delaware Foundation Conservative Allocation       9,963          (3,509)           6,454
LVIP Delaware Foundation Moderate Allocation              19              (8)              11
LVIP Delaware Growth and Income                       21,504         (19,376)           2,128
LVIP Delaware Social Awareness                        21,595         (30,151)          (8,556)
LVIP Global Income                                       671            (104)             567
LVIP Janus Capital Appreciation                        8,632          (9,603)            (971)
LVIP Mondrian International Value                     90,357         (26,262)          64,095
LVIP SSgA Bond Index                                   2,757            (509)           2,248
LVIP SSgA Emerging Markets 100                         1,836            (581)           1,255
LVIP SSgA International Index                            119             (24)              95
LVIP T. Rowe Price Structured Mid-Cap Growth           6,517         (64,706)         (58,189)
LVIP Wilshire 2010 Profile                             1,690            (858)             832
LVIP Wilshire 2020 Profile                             4,874          (2,316)           2,558
LVIP Wilshire 2030 Profile                             2,830          (1,455)           1,375
LVIP Wilshire 2040 Profile                             1,213            (812)             401
LVIP Wilshire Aggressive Profile                      53,684          (7,469)          46,215
LVIP Wilshire Conservative Profile                    12,282          (2,646)           9,636
LVIP Wilshire Moderate Profile                        56,714         (12,102)          44,612
LVIP Wilshire Moderately Aggressive Profile          101,281         (21,562)          79,719
NB AMT Mid-Cap Growth                                     --         (28,640)         (28,640)
NB AMT Partners                                       88,274         (33,722)          54,552
T. Rowe Price International Stock                    144,536         (52,648)          91,888

See accompanying notes.

                                                                   DIVIDENDS                         NET CHANGE
                                                   NET REALIZED      FROM                TOTAL      IN UNREALIZED     NET INCREASE
                                                    GAIN (LOSS)  NET REALIZED        NET REALIZED  APPRECIATION OR   IN NET ASSETS
                                                        ON          GAIN ON           GAIN (LOSS)    DEPRECIATION      RESULTING
SUBACCOUNT                                         INVESTMENTS   INVESTMENTS       ON INVESTMENTS  ON INVESTMENTS   FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B              $   (79,525)   $       --        $   (79,525)      $  735,927       $  641,253
ABVPSF Growth Class B                                  (18,094)           --            (18,094)         155,558          132,849
ABVPSF Growth and Income Class B                       (83,533)           --            (83,533)         148,206           74,472
American Century VP Balanced                          (343,913)           --           (343,913)       1,052,997        1,046,421
American Century VP Inflation Protection                     2            --                  2              109              213
American Funds Global Growth Class 2                  (178,127)           --           (178,127)         954,402          787,839
American Funds Growth Class 2                         (692,510)           --           (692,510)       4,082,351        3,355,895
American Funds Growth-Income Class 2                  (167,708)           --           (167,708)         994,843          848,746
American Funds International Class 2                  (492,646)       26,991           (465,655)       2,197,740        1,761,816
BlackRock Global Allocation V.I.                            20            --                 20              383              627
Delaware VIP Diversified Income                          6,689            --              6,689          203,662          264,829
Delaware VIP High Yield                                (34,788)           --            (34,788)         266,284          270,338
Delaware VIP REIT Service Class                       (738,755)           --           (738,755)       1,587,608          983,437
Delaware VIP Small Cap Value Service Class            (130,976)           --           (130,976)         785,582          646,988
Delaware VIP Trend Service Class                       (89,792)           --            (89,792)         395,760          298,998
Dreyfus Developing Leaders                          (1,229,758)           --         (1,229,758)       3,227,911        2,054,919
Dreyfus Stock Index                                   (734,193)    1,441,823            707,630        4,262,532        5,219,426
DWS VIP Alternative Asset Allocation Plus Class A          104            --                104            2,064            2,087
DWS VIP Equity 500 Index Class A                       (76,221)           --            (76,221)         381,746          329,223
DWS VIP Small Cap Index Class A                        (81,717)       63,471            (18,246)         243,684          232,828
Fidelity VIP Asset Manager                            (965,470)       30,487           (934,983)       5,136,246        4,454,763
Fidelity VIP Contrafund Service Class 2               (446,608)        1,911           (444,697)       2,396,009        1,965,264
Fidelity VIP Equity-Income                          (1,223,032)           --         (1,223,032)       5,690,445        4,702,679
Fidelity VIP Growth                                 (1,537,035)       26,784         (1,510,251)       9,088,881        7,414,229
Fidelity VIP Money Market                                   --            --                 --               --              240
Janus Aspen Series Worldwide                          (253,020)           --           (253,020)       1,874,422        1,644,124
LVIP Baron Growth Opportunities Service Class         (206,735)           --           (206,735)       2,729,367        2,446,995
LVIP Cohen & Steers Global Real Estate                   5,252            --              5,252           19,812           24,554
LVIP Delaware Bond                                      31,078            --             31,078          329,554          449,536
LVIP Delaware Foundation Aggressive Allocation              21            --                 21               40               84
LVIP Delaware Foundation Conservative Allocation       (23,010)           --            (23,010)          89,177           72,621
LVIP Delaware Foundation Moderate Allocation               225            --                225               45              281
LVIP Delaware Growth and Income                       (121,591)           --           (121,591)         547,585          428,122
LVIP Delaware Social Awareness                         (78,474)      156,049             77,575          735,681          804,700
LVIP Global Income                                         (10)           --                (10)            (410)             147
LVIP Janus Capital Appreciation                        (16,261)           --            (16,261)         332,414          315,182
LVIP Mondrian International Value                     (197,638)       20,398           (177,240)         616,063          502,918
LVIP SSgA Bond Index                                         4            --                  4           (1,261)             991
LVIP SSgA Emerging Markets 100                           6,584            --              6,584           15,636           23,475
LVIP SSgA International Index                               (6)           --                 (6)             123              212
LVIP T. Rowe Price Structured Mid-Cap Growth          (247,542)           --           (247,542)       2,752,566        2,446,835
LVIP Wilshire 2010 Profile                                 (99)          954                855           16,765           18,452
LVIP Wilshire 2020 Profile                                (252)        3,556              3,304           50,678           56,540
LVIP Wilshire 2030 Profile                               1,062         1,796              2,858           33,028           37,261
LVIP Wilshire 2040 Profile                              (1,009)        1,080                 71           23,329           23,801
LVIP Wilshire Aggressive Profile                       (26,924)       42,182             15,258          146,863          208,336
LVIP Wilshire Conservative Profile                      (6,582)        2,452             (4,130)          53,919           59,425
LVIP Wilshire Moderate Profile                         (15,951)       23,599              7,648          255,613          307,873
LVIP Wilshire Moderately Aggressive Profile            (35,263)       58,288             23,025          452,752          555,496
NB AMT Mid-Cap Growth                                 (110,978)           --           (110,978)         936,538          796,920
NB AMT Partners                                       (509,458)      392,124           (117,334)       1,518,092        1,455,310
T. Rowe Price International Stock                     (191,820)           --           (191,820)       2,312,120        2,212,188

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2008 AND 2009

                                                             ABVPSF
                                                             GLOBAL                 ABVPSF
                                                            THEMATIC     ABVPSF   GROWTH AND    AMERICAN
                                                             GROWTH      GROWTH     INCOME     CENTURY VP
                                                             CLASS B     CLASS B    CLASS B     BALANCED
                                                           SUBACCOUNT  SUBACCOUNT SUBACCOUNT   SUBACCOUNT
---------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                             $ 2,107,815  $ 871,597  $ 465,721   $11,025,038
Changes From Operations:
   - Net investment income (loss)                             (17,632)    (6,542)     3,268       156,428
   - Net realized gain (loss) on investments                  (39,923)   (24,037)    16,857       521,358
   - Net change in unrealized depreciation on investments  (1,031,724)  (332,524)  (217,239)   (2,920,520)
                                                          -----------  ---------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         (1,089,279)  (363,103)  (197,114)   (2,242,734)
Changes From Unit Transactions:
   - Contract purchases                                     1,235,749    134,823    261,720       875,889
   - Contract withdrawals                                  (1,026,376)  (231,962)  (140,132)   (1,645,015)
                                                          -----------  ---------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          209,373    (97,139)   121,588      (769,126)
                                                          -----------  ---------  ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (879,906)  (460,242)   (75,526)   (3,011,860)
                                                          -----------  ---------  ---------   -----------
NET ASSETS AT DECEMBER 31, 2008                             1,227,909    411,355    390,195     8,013,178
Changes From Operations:
   - Net investment income (loss)                             (15,149)    (4,615)     9,799       337,337
   - Net realized gain (loss) on investments                  (79,525)   (18,094)   (83,533)     (343,913)
   - Net change in unrealized appreciation or
     depreciation on investments                              735,927    155,558    148,206     1,052,997
                                                          -----------  ---------  ---------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          641,253    132,849     74,472     1,046,421
Changes From Unit Transactions:
   - Contract purchases                                       755,979    108,741    181,916       645,349
   - Contract withdrawals                                    (657,360)  (105,209)  (235,326)   (1,138,219)
                                                          -----------  ---------  ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           98,619      3,532    (53,410)     (492,870)
                                                          -----------  ---------  ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       739,872    136,381     21,062       553,551
                                                          -----------  ---------  ---------   -----------
NET ASSETS AT DECEMBER 31, 2009                           $ 1,967,781  $ 547,736  $ 411,257   $ 8,566,729
                                                          ===========  =========  =========   ===========

See accompanying notes.

                                                           AMERICAN     AMERICAN     AMERICAN       AMERICAN      AMERICAN
                                                          CENTURY VP  FUNDS GLOBAL     FUNDS         FUNDS          FUNDS
                                                           INFLATION     GROWTH       GROWTH     GROWTH-INCOME  INTERNATIONAL
                                                          PROTECTION    CLASS 2       CLASS 2       CLASS 2        CLASS 2
                                                          SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                              $    --    $ 3,123,771   $15,310,258   $ 4,094,602    $ 8,128,674
Changes From Operations:
   - Net investment income (loss)                               --         23,032       (20,471)       26,346         61,291
   - Net realized gain (loss) on investments                    --        116,968     1,245,330        33,094        759,015
   - Net change in unrealized depreciation on investments       --     (1,451,231)   (8,337,953)   (1,698,121)    (4,441,711)
                                                           -------    -----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                              --     (1,311,231)   (7,113,094)   (1,638,681)    (3,621,405)
Changes From Unit Transactions:
   - Contract purchases                                         --      1,012,713     3,225,395     1,426,214      2,143,840
   - Contract withdrawals                                       --       (790,006)   (2,369,964)   (1,284,102)    (1,961,276)
                                                           -------    -----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            --        222,707       855,431       142,112        182,564
                                                           -------    -----------   -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         --     (1,088,524)   (6,257,663)   (1,496,569)    (3,438,841)
                                                           -------    -----------   -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                                 --      2,035,247     9,052,595     2,598,033      4,689,833
Changes From Operations:
   - Net investment income (loss)                              102         11,564       (33,946)       21,611         29,731
   - Net realized gain (loss) on investments                     2       (178,127)     (692,510)     (167,708)      (465,655)
   - Net change in unrealized appreciation or
     depreciation on investments                               109        954,402     4,082,351       994,843      2,197,740
                                                           -------    -----------   -----------   -----------    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           213        787,839     3,355,895       848,746      1,761,816
Changes From Unit Transactions:
   - Contract purchases                                     34,338        619,819     2,242,243     1,000,033        995,867
   - Contract withdrawals                                   (1,007)      (486,036)   (2,330,198)     (601,511)    (1,122,876)
                                                           -------    -----------   -----------   -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        33,331        133,783       (87,955)      398,522       (127,009)
                                                           -------    -----------   -----------   -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     33,544        921,622     3,267,940     1,247,268      1,634,807
                                                           -------    -----------   -----------   -----------    -----------
NET ASSETS AT DECEMBER 31, 2009                            $33,544    $ 2,956,869   $12,320,535   $ 3,845,301    $ 6,324,640
                                                           =======    ===========   ===========   ===========    ===========

                                                             BLACKROCK     DELAWARE VIP                DELAWARE VIP
                                                              GLOBAL       DIVERSIFIED   DELAWARE VIP  REIT SERVICE
                                                          ALLOCATION V.I.    INCOME       HIGH YIELD       CLASS
                                                            SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                 $    --       $  726,193    $  560,935   $ 7,940,484
Changes From Operations:
   - Net investment income (loss)                                  --           24,997        39,056        65,227
   - Net realized gain (loss) on investments                       --           (1,315)      (20,005)    1,548,460
   - Net change in unrealized depreciation on investments          --          (83,095)     (157,365)   (4,240,596)
                                                              -------       ----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 --          (59,413)     (138,314)   (2,626,909)
Changes From Unit Transactions:
   - Contract purchases                                            --          971,549       218,241     1,739,260
   - Contract withdrawals                                          --         (672,335)     (208,790)   (2,536,013)
                                                              -------       ----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                               --          299,214         9,451      (796,753)
                                                              -------       ----------    ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                            --          239,801      (128,863)   (3,423,662)
                                                              -------       ----------    ----------   -----------
NET ASSETS AT DECEMBER 31, 2008                                    --          965,994       432,072     4,516,822
Changes From Operations:
   - Net investment income (loss)                                 224           54,478        38,842       134,584
   - Net realized gain (loss) on investments                       20            6,689       (34,788)     (738,755)
   - Net change in unrealized appreciation or
     depreciation on investments                                  383          203,662       266,284     1,587,608
                                                              -------       ----------    ----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              627          264,829       270,338       983,437
Changes From Unit Transactions:
   - Contract purchases                                        30,398          575,936       645,192       785,027
   - Contract withdrawals                                      (1,018)        (317,092)     (235,523)     (774,463)
                                                              -------       ----------    ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           29,380          258,844       409,669        10,564
                                                              -------       ----------    ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        30,007          523,673       680,007       994,001
                                                              -------       ----------    ----------   -----------
NET ASSETS AT DECEMBER 31, 2009                               $30,007       $1,489,667    $1,112,079   $ 5,510,823
                                                              =======       ==========    ==========   ===========

                                                            DELAWARE VIP     DELAWARE       DREYFUS
                                                          SMALL CAP VALUE    VIP TREND     DEVELOPING  DREYFUS STOCK
                                                           SERVICE CLASS   SERVICE CLASS    LEADERS       INDEX
                                                             SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $2,690,401     $1,357,784    $16,100,263  $ 39,980,048
Changes From Operations:
   - Net investment income (loss)                               (13,848)       (10,067)       (11,930)      352,691
   - Net realized gain (loss) on investments                     32,088        119,338       (311,000)      264,948
   - Net change in unrealized depreciation on investments      (941,906)      (702,387)    (5,535,404)  (14,985,973)
                                                             ----------     ----------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                             (923,666)      (593,116)    (5,858,334)  (14,368,334)
Changes From Unit Transactions:
   - Contract purchases                                         882,037        221,251      1,019,254     2,704,273
   - Contract withdrawals                                      (576,446)      (372,263)    (2,106,781)   (5,671,666)
                                                             ----------     ----------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                            305,591       (151,012)    (1,087,527)   (2,967,393)
                                                             ----------     ----------    -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        (618,075)      (744,128)    (6,945,861)  (17,335,727)
                                                             ----------     ----------    -----------  ------------
NET ASSETS AT DECEMBER 31, 2008                               2,072,326        613,656      9,154,402    22,644,321
Changes From Operations:
   - Net investment income (loss)                                (7,618)        (6,970)        56,766       249,264
   - Net realized gain (loss) on investments                   (130,976)       (89,792)    (1,229,758)      707,630
   - Net change in unrealized appreciation or
     depreciation on investments                                785,582        395,760      3,227,911     4,262,532
                                                             ----------     ----------    -----------  ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            646,988        298,998      2,054,919     5,219,426
Changes From Unit Transactions:
   - Contract purchases                                         432,563        114,061        603,806     1,552,993
   - Contract withdrawals                                      (390,757)      (137,958)    (1,259,420)   (3,304,606)
                                                             ----------     ----------    -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                             41,806        (23,897)      (655,614)   (1,751,613)
                                                             ----------     ----------    -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                         688,794        275,101      1,399,305     3,467,813
                                                             ----------     ----------    -----------  ------------
NET ASSETS AT DECEMBER 31, 2009                              $2,761,120     $  888,757    $10,553,707  $ 26,112,134
                                                             ==========     ==========    ===========  ============

See accompanying notes.

                                                            DWS VIP
                                                          ALTERNATIVE
                                                             ASSET         DWS VIP        DWS VIP     FIDELITY VIP    FIDELITY VIP
                                                           ALLOCATION    EQUITY 500      SMALL CAP        ASSET        CONTRAFUND
                                                          PLUS CLASS A  INDEX CLASS A  INDEX CLASS A     MANAGER    SERVICE CLASS 2
                                                           SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT      SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $    --     $1,586,702     $1,233,904    $27,205,661     $ 9,442,839
Changes From Operations:
   - Net investment income (loss)                                 --         19,355          6,362        370,773         (11,152)
   - Net realized gain (loss) on investments                      --        (21,303)        61,600      1,798,175        (107,965)
   - Net change in unrealized depreciation on investments         --       (647,738)      (529,503)    (9,913,312)     (4,033,571)
                                                             -------     ----------     ----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                --       (649,686)      (461,541)    (7,744,364)     (4,152,688)
Changes From Unit Transactions:
   - Contract purchases                                           --        488,257        325,126      1,793,385       2,328,843
   - Contract withdrawals                                         --       (278,572)      (190,160)    (3,711,537)     (1,939,778)
                                                             -------     ----------     ----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              --        209,685        134,966     (1,918,152)        389,065
                                                             -------     ----------     ----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           --       (440,001)      (326,575)    (9,662,516)     (3,763,623)
                                                             -------     ----------     ----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2008                                   --      1,146,701        907,329     17,543,145       5,679,216
Changes From Operations:
   - Net investment income (loss)                                (81)        23,698          7,390        253,500          13,952
   - Net realized gain (loss) on investments                     104        (76,221)       (18,246)      (934,983)       (444,697)
   - Net change in unrealized appreciation or
     depreciation on investments                               2,064        381,746        243,684      5,136,246       2,396,009
                                                             -------     ----------     ----------    -----------     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           2,087        329,223        232,828      4,454,763       1,965,264
Changes From Unit Transactions:
   - Contract purchases                                       17,251        370,922        198,218        740,060       1,353,416
   - Contract withdrawals                                     (1,007)      (274,890)      (168,411)    (2,533,800)     (1,125,480)
                                                             -------     ----------     ----------    -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          16,244         96,032         29,807     (1,793,740)        227,936
                                                             -------     ----------     ----------    -----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       18,331        425,255        262,635      2,661,023       2,193,200
                                                             -------     ----------     ----------    -----------     -----------
NET ASSETS AT DECEMBER 31, 2009                              $18,331     $1,571,956     $1,169,964    $20,204,168     $ 7,872,416
                                                             =======     ==========     ==========    ===========     ===========

                                                                                                        JANUS
                                                           FIDELITY VIP  FIDELITY VIP  FIDELITY VIP  ASPEN SERIES
                                                          EQUITY-INCOME     GROWTH     MONEY MARKET   WORLDWIDE
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
-----------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                             $ 32,726,578   $ 62,200,977    $ 149,761   $ 9,169,397
Changes From Operations:
   - Net investment income (loss)                              374,229        (97,926)       4,470        14,339
   - Net realized gain (loss) on investments                  (723,087)      (547,081)          --      (294,846)
   - Net change in unrealized depreciation on investments  (13,123,322)   (27,541,982)          --    (3,712,400)
                                                          ------------   ------------    ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         (13,472,180)   (28,186,989)       4,470    (3,992,907)
Changes From Unit Transactions:
   - Contract purchases                                      2,607,820      3,209,517      159,034       751,857
   - Contract withdrawals                                   (4,826,145)    (7,925,946)    (286,758)   (1,277,350)
                                                          ------------   ------------    ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        (2,218,325)    (4,716,429)    (127,724)     (525,493)
                                                          ------------   ------------    ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (15,690,505)   (32,903,418)    (123,254)   (4,518,400)
                                                          ------------   ------------    ---------   -----------
NET ASSETS AT DECEMBER 31, 2008                             17,036,073     29,297,559       26,507     4,650,997
Changes From Operations:
   - Net investment income (loss)                              235,266       (164,401)         240        22,722
   - Net realized gain (loss) on investments                (1,223,032)    (1,510,251)          --      (253,020)
   - Net change in unrealized appreciation or
     depreciation on investments                             5,690,445      9,088,881           --     1,874,422
                                                          ------------   ------------    ---------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         4,702,679      7,414,229          240     1,644,124
Changes From Unit Transactions:
   - Contract purchases                                      1,747,737      1,707,238       94,824       421,273
   - Contract withdrawals                                   (2,722,034)    (3,522,844)    (101,800)     (525,604)
                                                          ------------   ------------    ---------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (974,297)    (1,815,606)      (6,976)     (104,331)
                                                          ------------   ------------    ---------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      3,728,382      5,598,623       (6,736)    1,539,793
                                                          ------------   ------------    ---------   -----------
NET ASSETS AT DECEMBER 31, 2009                           $ 20,764,455   $ 34,896,182    $  19,771   $ 6,190,790
                                                          ============   ============    =========   ===========

                                                                                                           LVIP
                                                              LVIP            LVIP                        DELAWARE
                                                          BARON GROWTH   COHEN & STEERS                  FOUNDATION
                                                          OPPORTUNITIES   GLOBAL REAL        LVIP       AGGRESSIVE
                                                          SERVICE CLASS      ESTATE      DELAWARE BOND   ALLOCATION
                                                           SUBACCOUNT      SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
-------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                              $12,216,063      $ 25,426      $ 1,712,930     $    --
Changes From Operations:
   - Net investment income (loss)                              (95,992)          141           96,603          --
   - Net realized gain (loss) on investments                   512,386          (283)         (94,424)         --
   - Net change in unrealized depreciation on investments   (4,945,987)      (14,298)        (103,506)         --
                                                           -----------      --------      -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          (4,529,593)      (14,440)        (101,327)         --
Changes From Unit Transactions:
   - Contract purchases                                      1,404,470        11,353        3,137,616          --
   - Contract withdrawals                                   (2,421,260)         (559)      (2,309,146)         --
                                                           -----------      --------      -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        (1,016,790)       10,794          828,470          --
                                                           -----------      --------      -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     (5,546,383)       (3,646)         727,143          --
                                                           -----------      --------      -----------     -------
NET ASSETS AT DECEMBER 31, 2008                              6,669,680        21,780        2,440,073          --
Changes From Operations:
   - Net investment income (loss)                              (75,637)         (510)          88,904          23
   - Net realized gain (loss) on investments                  (206,735)        5,252           31,078          21
   - Net change in unrealized appreciation or
     depreciation on investments                             2,729,367        19,812          329,554          40
                                                           -----------      --------      -----------     -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         2,446,995        24,554          449,536          84
Changes From Unit Transactions:
   - Contract purchases                                      1,016,248        77,147          675,445       2,250
   - Contract withdrawals                                     (871,663)      (75,944)        (742,686)     (1,027)
                                                           -----------      --------      -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           144,585         1,203          (67,241)      1,223
                                                           -----------      --------      -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      2,591,580        25,757          382,295       1,307
                                                           -----------      --------      -----------     -------
NET ASSETS AT DECEMBER 31, 2009                            $ 9,261,260      $ 47,537      $ 2,822,368     $ 1,307
                                                           ===========      ========      ===========     =======


See accompanying notes.

                                                              LVIP         LVIP
                                                            DELAWARE     DELAWARE       LVIP         LVIP
                                                           FOUNDATION   FOUNDATION    DELAWARE     DELAWARE
                                                          CONSERVATIVE   MODERATE    GROWTH AND     SOCIAL         LVIP
                                                           ALLOCATION   ALLOCATION     INCOME      AWARENESS  GLOBAL INCOME
                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 405,501     $    --   $ 3,228,898  $ 4,237,480     $    --
Changes From Operations:
   - Net investment income (loss)                               6,285          --         7,117         (870)         --
   - Net realized gain (loss) on investments                   30,610          --       281,330      206,399          --
   - Net change in unrealized depreciation on investments    (158,362)         --    (1,394,523)  (1,667,883)         --
                                                            ---------     -------   -----------  -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (121,467)         --    (1,106,076)  (1,462,354)         --
Changes From Unit Transactions:
   - Contract purchases                                        84,889          --       450,074      536,258          --
   - Contract withdrawals                                     (39,577)         --      (667,187)    (475,697)         --
                                                            ---------     -------   -----------  -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           45,312          --      (217,113)      60,561          --
                                                            ---------     -------   -----------  -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       (76,155)         --    (1,323,189)  (1,401,793)         --
                                                            ---------     -------   -----------  -----------     -------
NET ASSETS AT DECEMBER 31, 2008                               329,346          --     1,905,709    2,835,687          --
Changes From Operations:
   - Net investment income (loss)                               6,454          11         2,128       (8,556)        567
   - Net realized gain (loss) on investments                  (23,010)        225      (121,591)      77,575         (10)
   - Net change in unrealized appreciation or
     depreciation on investments                               89,177          45       547,585      735,681        (410)
                                                            ---------     -------   -----------  -----------     -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           72,621         281       428,122      804,700         147
Changes From Unit Transactions:
   - Contract purchases                                        65,005       2,695       253,906      234,753      48,232
   - Contract withdrawals                                     (88,426)     (2,342)     (409,805)    (359,496)       (999)
                                                            ---------     -------   -----------  -----------     -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          (23,421)        353      (155,899)    (124,743)     47,233
                                                            ---------     -------   -----------  -----------     -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        49,200         634       272,223      679,957      47,380
                                                            ---------     -------   -----------  -----------     -------
NET ASSETS AT DECEMBER 31, 2009                             $ 378,546     $   634   $ 2,177,932  $ 3,515,644     $47,380
                                                            =========     =======   ===========  ===========     =======


                                                                             LVIP                      LVIP
                                                               LVIP        MONDRIAN        LVIP        SSgA
                                                          JANUS CAPITAL  INTERNATIONAL     SSgA      EMERGING
                                                           APPRECIATION      VALUE      BOND INDEX  MARKETS 100
                                                            SUBACCOUNT    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT
---------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                              $1,390,865     $ 5,242,358    $     --    $     --
Changes From Operations:
   - Net investment income (loss)                              (3,978)        134,529          --          --
   - Net realized gain (loss) on investments                    7,676          55,665          --          --
   - Net change in unrealized depreciation on investments    (588,317)     (1,989,875)         --          --
                                                           ----------     -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (584,619)     (1,799,681)         --          --
Changes From Unit Transactions:
   - Contract purchases                                       255,360         780,421          --          --
   - Contract withdrawals                                    (255,658)     (1,591,372)         --          --
                                                           ----------     -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                             (298)       (810,951)         --          --
                                                           ----------     -----------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (584,917)     (2,610,632)         --          --
                                                           ----------     -----------    --------    --------
NET ASSETS AT DECEMBER 31, 2008                               805,948       2,631,726          --          --
Changes From Operations:
   - Net investment income (loss)                                (971)         64,095       2,248       1,255
   - Net realized gain (loss) on investments                  (16,261)       (177,240)          4       6,584
   - Net change in unrealized appreciation or
     depreciation on investments                              332,414         616,063      (1,261)     15,636
                                                           ----------     -----------    --------    --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          315,182         502,918         991      23,475
Changes From Unit Transactions:
   - Contract purchases                                       212,504         357,782     166,470     208,810
   - Contract withdrawals                                    (187,348)       (410,050)     (1,018)    (73,171)
                                                           ----------     -----------    --------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                           25,156         (52,268)    165,452     135,639
                                                           ----------     -----------    --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       340,338         450,650     166,443     159,114
                                                           ----------     -----------    --------    --------
NET ASSETS AT DECEMBER 31, 2009                            $1,146,286     $ 3,082,376    $166,443    $159,114
                                                           ==========     ===========    ========    ========

                                                                             LVIP
                                                              LVIP       T. ROWE PRICE
                                                              SSgA        STRUCTURED        LVIP           LVIP
                                                          INTERNATIONAL     MID-CAP     WILSHIRE 2010  WILSHIRE 2020
                                                              INDEX         GROWTH         PROFILE        PROFILE
                                                           SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
--------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                                $    --      $10,648,143     $ 10,631       $ 46,143
Changes From Operations:
   - Net investment income (loss)                                 --          (86,392)         735            686
   - Net realized gain (loss) on investments                      --         (264,314)      (8,709)        (1,749)
   - Net change in unrealized depreciation on investments         --       (4,118,112)     (14,286)       (34,467)
                                                             -------      -----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                --       (4,468,818)     (22,260)       (35,530)
Changes From Unit Transactions:
   - Contract purchases                                           --          613,404      117,049        116,193
   - Contract withdrawals                                         --       (1,234,264)     (33,010)        (8,272)
                                                             -------      -----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                              --         (620,860)      84,039        107,921
                                                             -------      -----------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                           --       (5,089,678)      61,779         72,391
                                                             -------      -----------     --------       --------
NET ASSETS AT DECEMBER 31, 2008                                   --        5,558,465       72,410        118,534
Changes From Operations:
   - Net investment income (loss)                                 95          (58,189)         832          2,558
   - Net realized gain (loss) on investments                      (6)        (247,542)         855          3,304
   - Net change in unrealized appreciation or
     depreciation on investments                                 123        2,752,566       16,765         50,678
                                                             -------      -----------     --------       --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             212        2,446,835       18,452         56,540
Changes From Unit Transactions:
   - Contract purchases                                       11,351          568,481       18,897        159,585
   - Contract withdrawals                                       (999)        (730,526)      (6,266)        (8,451)
                                                             -------      -----------     --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          10,352         (162,045)      12,631        151,134
                                                             -------      -----------     --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       10,564        2,284,790       31,083        207,674
                                                             -------      -----------     --------       --------
NET ASSETS AT DECEMBER 31, 2009                              $10,564      $ 7,843,255     $103,493       $326,208
                                                             =======      ===========     ========       ========

See accompanying notes.

                                                                                           LVIP         LVIP         LVIP
                                                              LVIP           LVIP        WILSHIRE     WILSHIRE     WILSHIRE
                                                          WILSHIRE 2030  WILSHIRE 2040  AGGRESSIVE  CONSERVATIVE   MODERATE
                                                             PROFILE        PROFILE      PROFILE       PROFILE     PROFILE
                                                           SUBACCOUNT     SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                               $ 10,565       $  7,607     $ 862,755    $ 167,333    $1,137,959
Changes From Operations:
   - Net investment income (loss)                                233            (69)       (3,651)       2,404        10,742
   - Net realized gain (loss) on investments                  (1,378)        (5,307)      (78,670)     (10,912)      (10,113)
   - Net change in unrealized depreciation on investments    (10,742)       (12,477)     (381,668)     (49,030)     (348,042)
                                                            --------       --------     ---------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                           (11,887)       (17,853)     (463,989)     (57,538)     (347,413)
Changes From Unit Transactions:
   - Contract purchases                                       96,459         94,016       484,152      336,813       462,335
   - Contract withdrawals                                     (8,769)       (35,549)     (280,521)    (228,574)     (324,253)
                                                            --------       --------     ---------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          87,690         58,467       203,631      108,239       138,082
                                                            --------       --------     ---------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       75,803         40,614      (260,358)      50,701      (209,331)
                                                            --------       --------     ---------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2008                               86,368         48,221       602,397      218,034       928,628
Changes From Operations:
   - Net investment income (loss)                              1,375            401        46,215        9,636        44,612
   - Net realized gain (loss) on investments                   2,858             71        15,258       (4,130)        7,648
   - Net change in unrealized appreciation or
     depreciation on investments                              33,028         23,329       146,863       53,919       255,613
                                                            --------       --------     ---------    ---------    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          37,261         23,801       208,336       59,425       307,873
Changes From Unit Transactions:
   - Contract purchases                                      115,718         65,454       263,735      132,304       449,067
   - Contract withdrawals                                     (8,895)       (11,961)      (94,549)     (64,959)     (119,044)
                                                            --------       --------     ---------    ---------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         106,823         53,493       169,186       67,345       330,023
                                                            --------       --------     ---------    ---------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      144,084         77,294       377,522      126,770       637,896
                                                            --------       --------     ---------    ---------    ----------
NET ASSETS AT DECEMBER 31, 2009                             $230,452       $125,515     $ 979,919    $ 344,804    $1,566,524
                                                            ========       ========     =========    =========    ==========

                                                              LVIP
                                                            WILSHIRE
                                                           MODERATELY     NB AMT                 T. ROWE PRICE
                                                           AGGRESSIVE    MID-CAP       NB AMT    INTERNATIONAL
                                                             PROFILE      GROWTH      PARTNERS       STOCK
                                                           SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
--------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2008                             $ 3,260,699  $ 5,132,325  $ 6,325,305   $ 9,507,028
Changes From Operations:
   - Net investment income (loss)                              (1,647)     (38,641)     (24,043)       69,980
   - Net realized gain (loss) on investments                  (60,851)     (90,189)     666,548       317,074
   - Net change in unrealized depreciation on investments  (1,008,781)  (1,952,995)  (3,823,271)   (4,899,101)
                                                          -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         (1,071,279)  (2,081,825)  (3,180,766)   (4,512,047)
Changes From Unit Transactions:
   - Contract purchases                                       542,647    1,183,997      673,617       760,536
   - Contract withdrawals                                    (869,402)  (1,684,316)    (933,679)   (1,243,128)
                                                          -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                         (326,755)    (500,319)    (260,062)     (482,592)
                                                          -----------  -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (1,398,034)  (2,582,144)  (3,440,828)   (4,994,639)
                                                          -----------  -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                             1,862,665    2,550,181    2,884,477     4,512,389
Changes From Operations:
   - Net investment income (loss)                              79,719      (28,640)      54,552        91,888
   - Net realized gain (loss) on investments                   23,025     (110,978)    (117,334)     (191,820)
   - Net change in unrealized appreciation or
     depreciation on investments                              452,752      936,538    1,518,092     2,312,120
                                                          -----------  -----------  -----------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          555,496      796,920    1,455,310     2,212,188
Changes From Unit Transactions:
   - Contract purchases                                       353,975      663,173      596,485       508,059
   - Contract withdrawals                                    (165,665)    (467,198)    (767,933)     (742,784)
                                                          -----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                          188,310      195,975     (171,448)     (234,725)
                                                          -----------  -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                       743,806      992,895    1,283,862     1,977,463
                                                          -----------  -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2009                           $ 2,606,471  $ 3,543,076  $ 4,168,339   $ 6,489,852
                                                          ===========  ===========  ===========   ===========

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln Life & Annuity Variable Annuity Account L (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account offers only one product (Group Variable Annuity) at one fee rate.

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which is invested in shares of fifty-two mutual funds (the Funds) of twelve diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Thematic Growth Class B Fund
   ABVPSF Growth Class B Fund
   ABVPSF Growth and Income Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Balanced Portfolio
   American Century VP Inflation Protection Portfolio

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

BlackRock Variable Series Funds, Inc. (BlackRock):
   BlackRock Global Allocation V.I. Fund

Delaware VIP Trust (Delaware VIP)*:
   Delaware VIP Diversified Income Series
   Delaware VIP High Yield Series
   Delaware VIP REIT Service Class Series
   Delaware VIP Small Cap Value Service Class Series
   Delaware VIP Trend Service Class Series

Dreyfus Variable Investment Fund (Dreyfus):
   Dreyfus Developing Leaders Portfolio
   Dreyfus Stock Index Fund

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Alternative Asset Allocation Plus Class A Fund
   DWS VIP Equity 500 Index Class A Fund
   DWS VIP Small Cap Index Class A Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Asset Manager Portfolio
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Money Market Portfolio

Janus Aspen Series:
   Janus Aspen Series Worldwide Portfolio

Lincoln Variable Insurance Products Trust (LVIP)*:
   LVIP Baron Growth Opportunities Service Class
   LVIP Cohen & Steers Global Real Estate
   LVIP Delaware Bond
   LVIP Delaware Foundation Aggressive Allocation
   LVIP Delaware Foundation Conservative Allocation
   LVIP Delaware Foundation Moderate Allocation
   LVIP Delaware Growth and Income
   LVIP Delaware Social Awareness
   LVIP Global Income
   LVIP Janus Capital Appreciation
   LVIP Mondrian International Value
   LVIP SSgA Bond Index
   LVIP SSgA Emerging Markets 100
   LVIP SSgA International Index
   LVIP T. Rowe Price Structured Mid-Cap Growth
   LVIP Wilshire 2010 Profile
   LVIP Wilshire 2020 Profile
   LVIP Wilshire 2030 Profile
   LVIP Wilshire 2040 Profile
   LVIP Wilshire Aggressive Profile
   LVIP Wilshire Conservative Profile
   LVIP Wilshire Moderate Profile
   LVIP Wilshire Moderately Aggressive Profile

Neuberger Berman Advisors Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Fund
   NB AMT Partners Fund

T. Rowe Price International Series, Inc. (T. Rowe Price):
   T. Rowe Price International Stock Portfolio

*    Denotes an affiliate of the Lincoln Life & Annuity Company of New York.

As of December 31, 2009, Delaware VIP Trust was an affiliate of LNY. On January 4, 2010, Lincoln National Corporation (the parent of the Company) sold Delaware Management Holdings Inc. and its subsidiaries, including

Delaware Management Company, which is the investment advisor for the Delaware VIP Trust funds.

The Fidelity VIP Money Market Portfolio is used only for investments of initial contributions for which the Company has not received complete order instructions. Upon receipt of complete order instructions, the payments transferred to the Fidelity VIP Money Market Portfolio are allocated to purchase shares of one of the above Funds.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2009. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the FASB ASC (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date with the exception of Fidelity VIP Money Market Portfolio which is invested monthly. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2009, the American Century VP Inflation Protection Portfolio, the BlackRock Global Allocation V.I. Fund, the DWS VIP Alternative Asset Allocation Plus Class A Fund, the LVIP Delaware Foundation Moderate Allocation Fund, the LVIP Global Income Fund, the LVIP SSgA Bond Index Fund, the SSgA Emerging Markets 100 Fund and the LVIP SSgA International Index Fund became available as investment options for account contract owners. Accordingly, the 2009 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2009.

During 2009, the LVIP UBS Global Asset Allocation Fund merged into the LVIP Delaware Foundation Aggressive Allocation Fund and the LVIP Delaware Managed Fund merged into the LVIP Delaware Foundation Conservative Allocation Fund.

During 2009, the ABVPSF Global Technology Class B Fund changed its name to the ABVPSF Global Thematic Growth Class B Fund and the Janus Aspen Series

Worldwide Growth Portfolio changed its name to the Janus Aspen Series Worldwide Portfolio.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at an effective daily rate of .0027397% (1.00% on annual basis) of each portfolio's average daily net assets within the Variable Account with the exception of Fidelity VIP Money Market Portfolio, which does not have a mortality and expense charge.

The Company is responsible for all sales, general, and administrative expenses applicable to the Variable Accounts.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2009, follows:

                                                                                                                          INVESTMENT
                                              COMMENCEMENT                              UNITS                   TOTAL       INCOME
SUBACCOUNT                              YEAR     DATE(1)    FEE RATE(2)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
ABVPSF GLOBAL THEMATIC GROWTH CLASS B
                                        2009                      1.00%      $ 4.60      427,389  $ 1,967,781     51.62%       0.00%
                                        2008                      1.00%        3.04      404,353    1,227,909    -47.99%       0.00%
                                        2007                      1.00%        5.84      361,015    2,107,815     18.70%       0.00%
                                        2006                      1.00%        4.92      282,192    1,388,016      7.30%       0.00%
                                        2005                      1.00%        4.58      307,412    1,409,159      2.61%       0.00%

ABVPSF GROWTH CLASS B
                                        2009                      1.00%        6.39       85,662      547,736     31.55%       0.00%
                                        2008                      1.00%        4.86       84,627      411,355    -43.17%       0.00%
                                        2007                      1.00%        8.55      101,904      871,597     11.54%       0.00%
                                        2006                      1.00%        7.67       88,604      679,421     -2.22%       0.00%
                                        2005                      1.00%        7.84       85,290      668,880     10.52%       0.00%

ABVPSF GROWTH AND INCOME CLASS B
                                        2009                      1.00%        9.70       42,413      411,257     19.15%       3.65%
                                        2008                      1.00%        8.14       47,948      390,195    -41.29%       1.80%
                                        2007                      1.00%       13.86       33,597      465,721      3.82%       1.12%
                                        2006                      1.00%       13.35       24,821      331,426     15.82%       1.04%
                                        2005                      1.00%       11.53       17,601      202,914      3.56%       1.32%

AMERICAN CENTURY VP BALANCED
                                        2009                      1.00%       25.93      330,418    8,566,729     14.33%       5.28%
                                        2008                      1.00%       22.68      353,367    8,013,178    -21.12%       2.60%
                                        2007                      1.00%       28.75      383,479   11,025,038      3.89%       2.09%
                                        2006                      1.00%       27.67      419,196   11,600,498      8.53%       1.94%
                                        2005                      1.00%       25.50      452,609   11,540,883      3.89%       1.83%

AMERICAN CENTURY VP INFLATION PROTECTION
                                        2009       9/21/09        1.00%       10.61        3,161       33,544      2.25%       0.82%

AMERICAN FUNDS GLOBAL GROWTH CLASS 2
                                        2009                      1.00%       14.88      198,677    2,956,869     40.89%       1.50%
                                        2008                      1.00%       10.56      192,667    2,035,247    -39.00%       1.83%
                                        2007                      1.00%       17.32      180,377    3,123,771     13.71%       2.98%
                                        2006                      1.00%       15.23      110,923    1,689,411     19.23%       0.75%
                                        2005                      1.00%       12.77       44,107      563,437     12.94%       0.59%

AMERICAN FUNDS GROWTH CLASS 2
                                        2009                      1.00%        8.79    1,402,062   12,320,535     38.02%       0.67%
                                        2008                      1.00%        6.37    1,421,895    9,052,595    -44.53%       0.84%
                                        2007                      1.00%       11.48    1,333,966   15,310,258     11.23%       0.81%
                                        2006                      1.00%       10.32    1,236,048   12,754,062      9.12%       0.85%
                                        2005                      1.00%        9.46    1,000,176    9,457,633     15.04%       0.76%

AMERICAN FUNDS GROWTH-INCOME CLASS 2
                                        2009                      1.00%       10.91      352,506    3,845,301     29.94%       1.70%
                                        2008                      1.00%        8.40      309,462    2,598,033    -38.47%       1.75%
                                        2007                      1.00%       13.64      300,110    4,094,602      4.00%       1.70%
                                        2006                      1.00%       13.12      190,840    2,503,669     14.06%       1.94%
                                        2005                      1.00%       11.50       95,699    1,100,768      4.78%       1.80%

                                                                                                                          INVESTMENT
                                              COMMENCEMENT                              UNITS                   TOTAL       INCOME
SUBACCOUNT                              YEAR     DATE(1)    FEE RATE(2)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS INTERNATIONAL CLASS 2
                                        2009                      1.00%      $12.37      511,305  $ 6,324,640     41.65%       1.57%
                                        2008                      1.00%        8.73      537,052    4,689,833    -42.70%       1.90%
                                        2007                      1.00%       15.24      533,371    8,128,674     18.83%       1.63%
                                        2006                      1.00%       12.83      443,079    5,682,642     17.79%       1.69%
                                        2005                      1.00%       10.89      336,191    3,660,412     20.29%       1.81%

BLACKROCK GLOBAL ALLOCATION V.I.
                                        2009       9/11/09        1.00%       11.40        2,632       30,007      3.78%       1.36%

DELAWARE VIP DIVERSIFIED INCOME
                                        2009                      1.00%       14.58      102,190    1,489,667     25.70%       5.66%
                                        2008                      1.00%       11.60       83,295      965,994     -5.49%       3.70%
                                        2007                      1.00%       12.27       59,178      726,193      6.56%       2.85%
                                        2006                      1.00%       11.52       33,323      383,741      6.85%       1.35%
                                        2005                      1.00%       10.78       25,456      274,362     -1.44%       0.95%

DELAWARE VIP HIGH YIELD
                                        2009                      1.00%       12.89       86,286    1,112,079     47.49%       6.32%
                                        2008                      1.00%        8.74       49,446      432,072    -24.93%       8.58%
                                        2007                      1.00%       11.64       48,190      560,935      1.77%       5.22%
                                        2006                      1.00%       11.44       19,915      227,777     11.33%       4.55%
                                        2005        7/6/05        1.00%       10.27        6,988       71,790      1.58%       0.00%

DELAWARE VIP REIT SERVICE CLASS
                                        2009                      1.00%       18.59      296,479    5,510,823     22.01%       4.16%
                                        2008                      1.00%       15.23      296,495    4,516,822    -35.93%       2.00%
                                        2007                      1.00%       23.78      333,954    7,940,484    -15.03%       1.25%
                                        2006                      1.00%       27.98      428,242   11,983,864     31.01%       1.57%
                                        2005                      1.00%       21.36      365,439    7,805,980      5.79%       1.69%

DELAWARE VIP SMALL CAP VALUE SERVICE CLASS
                                        2009                      1.00%       12.50      220,966    2,761,120     30.25%       0.66%
                                        2008                      1.00%        9.59      216,018    2,072,326    -30.76%       0.45%
                                        2007                      1.00%       13.86      194,167    2,690,401     -7.77%       0.27%
                                        2006                      1.00%       15.02      223,729    3,361,010     14.73%       0.02%
                                        2005                      1.00%       13.09      155,489    2,035,924      8.06%       0.09%

DELAWARE VIP TREND SERVICE CLASS
                                        2009                      1.00%        7.47      118,916      888,757     52.84%       0.00%
                                        2008                      1.00%        4.89      125,490      613,656    -47.39%       0.00%
                                        2007                      1.00%        9.29      146,079    1,357,784      9.36%       0.00%
                                        2006                      1.00%        8.50      138,720    1,179,023      6.27%       0.00%
                                        2005                      1.00%        8.00      116,084      928,449      4.56%       0.00%

DREYFUS DEVELOPING LEADERS
                                        2009                      1.00%       18.02      585,749   10,553,707     24.78%       1.63%
                                        2008                      1.00%       14.44      634,005    9,154,402    -38.21%       0.91%
                                        2007                      1.00%       23.37      688,943   16,100,263    -11.94%       0.76%
                                        2006                      1.00%       26.54      800,394   21,242,177      2.74%       0.41%
                                        2005                      1.00%       25.83      942,684   24,351,869      4.75%       0.00%

DREYFUS STOCK INDEX
                                        2009                      1.00%       36.32      718,988   26,112,134     25.08%       2.10%
                                        2008                      1.00%       29.04      779,859   22,644,321    -37.77%       2.10%
                                        2007                      1.00%       46.66      856,874   39,980,048      4.21%       1.71%
                                        2006                      1.00%       44.77      927,676   41,535,735     14.35%       1.65%
                                        2005                      1.00%       39.16    1,061,760   41,573,887      3.65%       1.61%

DWS VIP ALTERNATIVE ASSET ALLOCATION PLUS CLASS A
                                        2009       7/13/09        1.00%       11.25        1,630       18,331     14.80%       0.00%

DWS VIP EQUITY 500 INDEX CLASS A
                                        2009                      1.00%       10.67      147,283    1,571,956     25.07%       2.80%
                                        2008                      1.00%        8.53      134,370    1,146,701    -37.78%       2.36%
                                        2007                      1.00%       13.72      115,690    1,586,702      4.25%       1.45%
                                        2006                      1.00%       13.16      136,605    1,797,198     14.37%       1.08%
                                        2005                      1.00%       11.50       80,809      929,549      3.63%       1.39%

                                                                                                                          INVESTMENT
                                              COMMENCEMENT                              UNITS                   TOTAL       INCOME
SUBACCOUNT                              YEAR     DATE(1)    FEE RATE(2)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX CLASS A
                                        2009                      1.00%      $11.24      104,127  $ 1,169,964     25.31%       1.77%
                                        2008                      1.00%        8.97      101,194      907,329    -34.78%       1.57%
                                        2007                      1.00%       13.75       89,754    1,233,904     -2.88%       0.79%
                                        2006                      1.00%       14.15       75,677    1,071,171     16.32%       0.65%
                                        2005                      1.00%       12.17       27,220      331,227      3.22%       0.65%

FIDELITY VIP ASSET MANAGER
                                        2009                      1.00%       28.98      697,176   20,204,168     27.83%       2.39%
                                        2008                      1.00%       22.67      773,813   17,543,145    -29.43%       2.56%
                                        2007                      1.00%       32.12      846,875   27,205,661     14.35%       6.11%
                                        2006                      1.00%       28.09      935,393   26,277,239      6.25%       2.73%
                                        2005                      1.00%       26.44    1,040,184   27,502,351      3.01%       2.70%

FIDELITY VIP CONTRAFUND SERVICE CLASS 2
                                        2009                      1.00%       11.89      661,861    7,872,416     34.12%       1.22%
                                        2008                      1.00%        8.87      640,385    5,679,216    -43.26%       0.86%
                                        2007                      1.00%       15.63      604,133    9,442,839     16.14%       0.78%
                                        2006                      1.00%       13.46      583,047    7,847,080     10.32%       1.01%
                                        2005                      1.00%       12.20      470,049    5,734,307     15.49%       0.09%

FIDELITY VIP EQUITY-INCOME
                                        2009                      1.00%       25.25      822,466   20,764,455     28.91%       2.32%
                                        2008                      1.00%       19.58      869,886   17,036,073    -43.23%       2.48%
                                        2007                      1.00%       34.49      948,739   32,726,578      0.52%       1.80%
                                        2006                      1.00%       34.32      963,428   33,061,338     19.00%       3.36%
                                        2005                      1.00%       28.84      990,858   28,574,126      4.81%       1.65%

FIDELITY VIP GROWTH
                                        2009                      1.00%       32.97    1,058,344   34,896,182     27.01%       0.45%
                                        2008                      1.00%       25.96    1,128,544   29,297,559    -47.69%       0.79%
                                        2007                      1.00%       49.63    1,253,249   62,200,977     25.70%       0.83%
                                        2006                      1.00%       39.48    1,361,243   53,747,054      5.79%       0.40%
                                        2005                      1.00%       37.32    1,566,690   58,475,118      4.75%       0.51%

FIDELITY VIP MONEY MARKET
                                        2009                      0.00%       17.92        1,104       19,771      0.72%       0.79%
                                        2008                      0.00%       17.79        1,490       26,507      3.02%       3.05%
                                        2007                      0.00%       17.27        8,674      149,761      5.21%       5.06%
                                        2006                      0.00%       16.41        1,150       18,876      4.89%       3.96%
                                        2005                      0.00%       15.65          720       11,264      3.03%       2.81%

JANUS ASPEN SERIES WORLDWIDE
                                        2009                      1.00%       12.21      507,181    6,190,790     36.33%       1.44%
                                        2008                      1.00%        8.95      519,461    4,650,997    -45.21%       1.21%
                                        2007                      1.00%       16.34      561,081    9,169,397      8.54%       0.77%
                                        2006                      1.00%       15.06      587,100    8,839,962     17.03%       1.76%
                                        2005                      1.00%       12.87      677,757    8,720,156      4.81%       1.37%

LVIP BARON GROWTH OPPORTUNITIES SERVICE CLASS
                                        2009                      1.00%       25.63      361,356    9,261,260     36.95%       0.00%
                                        2008                      1.00%       18.71      356,393    6,669,680    -39.74%       0.00%
                                        2007                      1.00%       31.06      393,339   12,216,063      2.39%       0.00%
                                        2006                      1.00%       30.33      387,931   11,766,705     14.37%       0.00%
                                        2005                      1.00%       26.52      405,441   10,752,365      2.34%       0.00%

LVIP COHEN & STEERS GLOBAL REAL ESTATE
                                        2009                      1.00%        6.47        7,345       47,537     36.46%       0.00%
                                        2008                      1.00%        4.74        4,592       21,780    -42.61%       1.53%
                                        2007        6/6/07        1.00%        8.26        3,077       25,426    -15.71%       0.37%

LVIP DELAWARE BOND
                                        2009                      1.00%       13.13      214,978    2,822,368     17.72%       4.26%
                                        2008                      1.00%       11.15      218,790    2,440,073     -3.89%       5.24%
                                        2007                      1.00%       11.60      147,615    1,712,930      4.40%       5.11%
                                        2006                      1.00%       11.12      123,332    1,370,887      3.67%       4.68%
                                        2005                      1.00%       10.72      100,233    1,074,664      1.62%       5.23%

                                                                                                                          INVESTMENT
                                              COMMENCEMENT                              UNITS                   TOTAL       INCOME
SUBACCOUNT                              YEAR     DATE(1)    FEE RATE(2)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP DELAWARE FOUNDATION AGGRESSIVE ALLOCATION
                                        2009       9/18/09        1.00%      $11.99          109  $     1,307      4.58%       1.61%

LVIP DELAWARE FOUNDATION CONSERVATIVE ALLOCATION
                                        2009                      1.00%       11.36       33,318      378,546     21.62%       2.84%
                                        2008                      1.00%        9.34       35,256      329,346    -27.69%       2.65%
                                        2007                      1.00%       12.92       31,390      405,501      3.54%       3.37%
                                        2006                      1.00%       12.48       14,848      185,242      9.47%       2.15%
                                        2005                      1.00%       11.40       12,951      147,594      3.49%       2.93%

LVIP DELAWARE FOUNDATION MODERATE ALLOCATION
                                        2009        7/1/09        1.00%       11.80           54          634     17.22%       1.28%

LVIP DELAWARE GROWTH AND INCOME
                                        2009                      1.00%        8.38      259,919    2,177,932     23.44%       1.11%
                                        2008                      1.00%        6.79      280,740    1,905,709    -36.41%       1.27%
                                        2007                      1.00%       10.67      302,483    3,228,898      5.06%       1.25%
                                        2006                      1.00%       10.16      262,714    2,669,227     11.24%       1.28%
                                        2005                      1.00%        9.13      329,272    3,007,330      4.49%       1.38%

LVIP DELAWARE SOCIAL AWARENESS
                                        2009                      1.00%       14.03      250,665    3,515,644     28.71%       0.72%
                                        2008                      1.00%       10.90      260,225    2,835,687    -35.06%       0.98%
                                        2007                      1.00%       16.78      252,512    4,237,480      1.94%       0.86%
                                        2006                      1.00%       16.46      252,631    4,158,743     11.19%       0.86%
                                        2005                      1.00%       14.80      273,242    4,045,303     10.91%       0.86%

LVIP GLOBAL INCOME
                                        2009        9/2/09        1.00%       10.87        4,360       47,380      3.30%       2.12%

LVIP JANUS CAPITAL APPRECIATION
                                        2009                      1.00%        6.42      178,677    1,146,286     37.15%       0.90%
                                        2008                      1.00%        4.68      172,294      805,948    -41.41%       0.66%
                                        2007                      1.00%        7.98      174,123    1,390,865     19.22%       0.29%
                                        2006                      1.00%        6.70      150,835    1,010,128      8.58%       0.19%
                                        2005                      1.00%        6.17      155,088      956,529      3.17%       0.27%

LVIP MONDRIAN INTERNATIONAL VALUE
                                        2009                      1.00%       14.60      211,082    3,082,376     20.03%       3.44%
                                        2008                      1.00%       12.17      216,316    2,631,726    -37.29%       4.40%
                                        2007                      1.00%       19.40      270,233    5,242,358     10.38%       2.09%
                                        2006                      1.00%       17.58      210,866    3,706,023     28.71%       4.16%
                                        2005                      1.00%       13.65       68,068      929,443     11.42%       2.98%

LVIP SSgA BOND INDEX
                                        2009       6/22/09        1.00%       10.38       16,028      166,443      3.52%       2.85%

LVIP SSgA EMERGING MARKETS 100
                                        2009       6/26/09        1.00%       13.64       11,665      159,114     36.02%       1.62%

LVIP SSgA INTERNATIONAL INDEX
                                        2009        8/4/09        1.00%       12.12          872       10,564      8.33%       2.06%

LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH
                                        2009                      1.00%       12.39      633,285    7,843,255     44.89%       0.10%
                                        2008                      1.00%        8.55      650,255    5,558,465    -43.35%       0.00%
                                        2007                      1.00%       15.09      705,708   10,648,143     12.46%       0.00%
                                        2006                      1.00%       13.42      776,449   10,417,840      8.19%       0.00%
                                        2005                      1.00%       12.40      896,718   11,120,920      8.72%       0.00%

LVIP WILSHIRE 2010 PROFILE
                                        2009                      1.00%        9.74       10,631      103,493     23.17%       1.97%
                                        2008                      1.00%        7.90        9,161       72,410    -24.67%       1.99%
                                        2007        6/6/07        1.00%       10.49        1,013       10,631      5.50%       1.26%

LVIP WILSHIRE 2020 PROFILE
                                        2009                      1.00%        9.31       35,042      326,208     24.41%       2.10%
                                        2008                      1.00%        7.48       15,841      118,534    -27.62%       1.68%
                                        2007        6/6/07        1.00%       10.34        4,464       46,143      4.03%       0.61%

LVIP WILSHIRE 2030 PROFILE
                                        2009                      1.00%        9.07       25,417      230,452     26.68%       1.94%
                                        2008                      1.00%        7.16       12,067       86,368    -31.47%       1.76%
                                        2007        6/6/07        1.00%       10.44        1,012       10,565      4.79%       0.67%

                                                                                                                          INVESTMENT
                                              COMMENCEMENT                              UNITS                   TOTAL       INCOME
SUBACCOUNT                              YEAR     DATE(1)    FEE RATE(2)  UNIT VALUE  OUTSTANDING   NET ASSETS  RETURN(3)   RATIO(4)
------------------------------------------------------------------------------------------------------------------------------------
LVIP WILSHIRE 2040 PROFILE
                                        2009                      1.00%      $ 8.50       14,773  $   125,515     29.65%       1.49%
                                        2008                      1.00%        6.55        7,359       48,221    -36.19%       0.77%
                                        2007        6/6/07        1.00%       10.27          741        7,607      2.95%       1.17%

LVIP WILSHIRE AGGRESSIVE PROFILE
                                        2009                      1.00%       10.59       92,538      979,919     29.50%       7.18%
                                        2008                      1.00%        8.18       73,666      602,397    -41.05%       0.58%
                                        2007                      1.00%       13.87       62,192      862,755      9.91%       1.07%
                                        2006                      1.00%       12.62       24,872      313,927     15.39%       1.05%
                                        2005        6/9/05        1.00%       10.94        3,702       40,497      9.19%       0.00%

LVIP WILSHIRE CONSERVATIVE PROFILE
                                        2009                      1.00%       11.88       29,025      344,804     23.61%       4.64%
                                        2008                      1.00%        9.61       22,686      218,034    -19.25%       1.93%
                                        2007                      1.00%       11.90       14,059      167,333      6.70%       3.26%
                                        2006                      1.00%       11.15        4,222       47,097      8.25%       1.69%
                                        2005        7/5/05        1.00%       10.30        1,487       15,326      2.64%       0.00%

LVIP WILSHIRE MODERATE PROFILE
                                        2009                      1.00%       11.63      134,690    1,566,524     26.76%       4.68%
                                        2008                      1.00%        9.17      101,213      928,628    -27.35%       1.97%
                                        2007                      1.00%       12.63       90,110    1,137,959      8.18%       1.79%
                                        2006                      1.00%       11.67       32,085      374,540     10.92%       1.08%
                                        2005       6/17/05        1.00%       10.52       13,113      138,007      4.34%       0.00%

LVIP WILSHIRE MODERATELY AGGRESSIVE PROFILE
                                        2009                      1.00%       11.07      235,447    2,606,471     27.75%       4.69%
                                        2008                      1.00%        8.67      214,942    1,862,665    -34.08%       0.94%
                                        2007                      1.00%       13.15      248,025    3,260,699      8.72%       1.86%
                                        2006                      1.00%       12.09      149,575    1,808,714     13.01%       1.25%
                                        2005        6/9/05        1.00%       10.70       72,527      776,088      6.90%       0.00%

NB AMT MID-CAP GROWTH
                                        2009                      1.00%        6.63      534,677    3,543,076     30.29%       0.00%
                                        2008                      1.00%        5.09      501,407    2,550,181    -43.93%       0.00%
                                        2007                      1.00%        9.07      565,767    5,132,325     21.31%       0.00%
                                        2006                      1.00%        7.48      302,990    2,265,747     13.55%       0.00%
                                        2005                      1.00%        6.59      217,997    1,435,604     12.61%       0.00%

NB AMT PARTNERS
                                        2009                      1.00%       14.65      284,518    4,168,339     54.52%       2.61%
                                        2008                      1.00%        9.48      304,230    2,884,477    -52.87%       0.52%
                                        2007                      1.00%       20.12      314,438    6,325,305      8.25%       0.65%
                                        2006                      1.00%       18.58      325,433    6,047,662     11.12%       0.69%
                                        2005                      1.00%       16.72      387,018    6,472,156     16.87%       1.01%

T. ROWE PRICE INTERNATIONAL STOCK
                                        2009                      1.00%       16.22      400,133    6,489,852     50.87%       2.74%
                                        2008                      1.00%       10.75      419,745    4,512,389    -49.21%       1.95%
                                        2007                      1.00%       21.17      449,128    9,507,028     11.91%       1.43%
                                        2006                      1.00%       18.92      461,446    8,728,412     17.91%       1.16%
                                        2005                      1.00%       16.04      486,787    7,809,348     14.88%       1.59%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.

(4) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2009:

                                                    AGGREGATE  AGGREGATE
                                                     COST OF    PROCEEDS
SUBACCOUNT                                          PURCHASES  FROM SALES
-------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B              $  705,051  $  622,105
ABVPSF Growth Class B                                  79,786      92,785
ABVPSF Growth and Income Class B                      177,882     226,042
American Century VP Balanced                          799,135     954,554
American Century VP Inflation Protection               33,646         212
American Funds Global Growth Class 2                  521,962     387,630
American Funds Growth Class 2                       1,353,568   1,485,775
American Funds Growth-Income Class 2                  796,472     376,140
American Funds International Class 2                  738,550     823,526
BlackRock Global Allocation V.I.                       25,629       1,024
Delaware VIP Diversified Income                       599,259     285,828
Delaware VIP High Yield                               664,502     215,884
Delaware VIP REIT Service Class                       706,605     561,031
Delaware VIP Small Cap Value Service Class            327,616     293,754
Delaware VIP Trend Service Class                       98,905     129,775
Dreyfus Developing Leaders                            380,327     977,723
Dreyfus Stock Index                                 2,562,770   2,622,036
DWS VIP Alternative Asset Allocation Plus Class A      17,192       1,028
DWS VIP Equity 500 Index Class A                      364,677     243,864
DWS VIP Small Cap Index Class A                       225,395     124,027
Fidelity VIP Asset Manager                            737,630   2,246,959
Fidelity VIP Contrafund Service Class 2             1,012,884     769,584
Fidelity VIP Equity-Income                          1,187,697   1,926,534
Fidelity VIP Growth                                   722,531   2,691,905
Fidelity VIP Money Market                              90,744      97,401
Janus Aspen Series Worldwide                          296,258     377,996
LVIP Baron Growth Opportunities Service Class         640,602     570,850
LVIP Cohen & Steers Global Real Estate                 76,587      75,894
LVIP Delaware Bond                                    655,355     633,259
LVIP Delaware Foundation Aggressive Allocation          2,278       1,032
LVIP Delaware Foundation Conservative Allocation       63,620      80,578
LVIP Delaware Foundation Moderate Allocation            2,714       2,350
LVIP Delaware Growth and Income                       194,417     347,891
LVIP Delaware Social Awareness                        321,724     298,345
LVIP Global Income                                     48,807       1,006
LVIP Janus Capital Appreciation                       187,365     163,345
LVIP Mondrian International Value                     358,408     326,068
LVIP SSgA Bond Index                                  169,170       1,465
LVIP SSgA Emerging Markets 100                        195,558      68,279
LVIP SSgA International Index                          11,468       1,021
LVIP T. Rowe Price Structured Mid-Cap Growth          344,481     564,661
LVIP Wilshire 2010 Profile                             20,704       6,386
LVIP Wilshire 2020 Profile                            161,798       3,800
LVIP Wilshire 2030 Profile                            129,848      19,371
LVIP Wilshire 2040 Profile                             66,248      10,654
LVIP Wilshire Aggressive Profile                      327,230      67,510
LVIP Wilshire Conservative Profile                    132,388      57,497
LVIP Wilshire Moderate Profile                        501,017     101,206
LVIP Wilshire Moderately Aggressive Profile           464,167     136,553
NB AMT Mid-Cap Growth                                 479,248     311,575
NB AMT Partners                                       927,393     670,060
T. Rowe Price International Stock                     471,286     613,124

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2009:

                                                                 NET
                                                     SHARES     ASSET   FAIR VALUE
SUBACCOUNT                                            OWNED     VALUE   OF SHARES   COST OF SHARES
--------------------------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B                 120,420  $16.34  $ 1,967,666    $ 1,898,013
ABVPSF Growth Class B                                  31,333   17.10      535,800        538,259
ABVPSF Growth and Income Class B                       26,961   15.08      406,575        461,007
American Century VP Balanced                        1,489,962    5.75    8,567,280     10,125,556
American Century VP Inflation Protection                3,123   10.74       33,545         33,436
American Funds Global Growth Class 2                  151,089   19.50    2,946,244      3,127,099
American Funds Growth Class 2                         267,005   46.10   12,308,943     13,887,377
American Funds Growth-Income Class 2                  123,325   31.18    3,845,279      4,414,305
American Funds International Class 2                  368,767   17.11    6,309,605      7,019,089
BlackRock Global Allocation V.I.                        1,676   14.92       25,008         24,625
Delaware VIP Diversified Income                       135,669   10.98    1,489,648      1,334,265
Delaware VIP High Yield                               196,123    5.67    1,112,015      1,010,440
Delaware VIP REIT Service Class                       710,156    7.76    5,510,813      9,328,293
Delaware VIP Small Cap Value Service Class            113,709   24.28    2,760,852      3,150,648
Delaware VIP Trend Service Class                       35,448   25.07      888,678      1,018,045
Dreyfus Developing Leaders                            449,280   23.49   10,553,598     18,347,473
Dreyfus Stock Index                                   992,455   26.31   26,111,493     27,366,803
DWS VIP Alternative Asset Allocation Plus Class A       1,451   12.63       18,332         16,268
DWS VIP Equity 500 Index Class A                      134,475   11.69    1,572,019      1,688,470
DWS VIP Small Cap Index Class A                       118,174    9.90    1,169,925      1,522,931
Fidelity VIP Asset Manager                          1,554,145   13.00   20,203,880     23,844,425
Fidelity VIP Contrafund Service Class 2               387,982   20.29    7,872,160      9,877,964
Fidelity VIP Equity-Income                          1,235,194   16.81   20,763,611     27,531,699
Fidelity VIP Growth                                 1,161,249   30.04   34,883,905     43,633,426
Fidelity VIP Money Market                              19,771    1.00       19,771         19,771
Janus Aspen Series Worldwide                          236,448   26.18    6,190,216      8,132,666
LVIP Baron Growth Opportunities Service Class         386,674   23.95    9,261,228      9,417,469
LVIP Cohen & Steers Global Real Estate                  7,516    6.33       47,538         43,628
LVIP Delaware Bond                                    211,856   13.32    2,822,347      2,618,293
LVIP Delaware Foundation Aggressive Allocation            116   11.30        1,307          1,267
LVIP Delaware Foundation Conservative Allocation       29,216   12.96      378,545        444,465
LVIP Delaware Foundation Moderate Allocation               50   12.61          634            589
LVIP Delaware Growth and Income                        84,146   25.88    2,177,960      2,507,390
LVIP Delaware Social Awareness                        127,563   27.56    3,516,014      3,929,574
LVIP Global Income                                      4,380   10.82       47,381         47,791
LVIP Janus Capital Appreciation                        58,931   19.45    1,146,143      1,050,930
LVIP Mondrian International Value                     197,666   15.59    3,082,207      3,951,758
LVIP SSgA Bond Index                                   15,768   10.56      166,448        167,709
LVIP SSgA Emerging Markets 100                         13,539   11.04      149,499        133,863
LVIP SSgA International Index                           1,406    7.51       10,564         10,441
LVIP T. Rowe Price Structured Mid-Cap Growth          697,683   11.24    7,842,652      8,963,515
LVIP Wilshire 2010 Profile                             10,803    9.57      103,396        100,897
LVIP Wilshire 2020 Profile                             35,451    9.20      326,217        309,483
LVIP Wilshire 2030 Profile                             25,336    9.10      230,458        207,941
LVIP Wilshire 2040 Profile                             14,592    8.60      125,518        114,496
LVIP Wilshire Aggressive Profile                      102,283    9.58      979,974      1,157,099
LVIP Wilshire Conservative Profile                     30,139   11.29      340,180        331,762
LVIP Wilshire Moderate Profile                        142,885   10.96    1,566,592      1,604,583
LVIP Wilshire Moderately Aggressive Profile           250,253   10.42    2,606,633      2,887,761
NB AMT Mid-Cap Growth                                 166,801   21.24    3,542,860      3,904,710
NB AMT Partners                                       424,842    9.81    4,167,700      5,729,024
T. Rowe Price International Stock                     528,939   12.27    6,490,075      6,602,927

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2009, is as follows:

                                                     UNITS    UNITS    NET INCREASE
SUBACCOUNT                                          ISSUED  REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B              194,091  (171,055)     23,036
ABVPSF Growth Class B                               21,082   (20,047)      1,035
ABVPSF Growth and Income Class B                    22,233   (27,768)     (5,535)
American Century VP Balanced                        29,949   (52,898)    (22,949)
American Century VP Inflation Protection             3,256       (95)      3,161
American Funds Global Growth Class 2                52,390   (46,380)      6,010
American Funds Growth Class 2                      337,911  (357,744)    (19,833)
American Funds Growth-Income Class 2               114,610   (71,566)     43,044
American Funds International Class 2               104,868  (130,615)    (25,747)
BlackRock Global Allocation V.I.                     2,722       (90)      2,632
Delaware VIP Diversified Income                     44,257   (25,362)     18,895
Delaware VIP High Yield                             62,558   (25,718)     36,840
Delaware VIP REIT Service Class                     59,281   (59,297)        (16)
Delaware VIP Small Cap Value Service Class          45,974   (41,026)      4,948
Delaware VIP Trend Service Class                    22,889   (29,463)     (6,574)
Dreyfus Developing Leaders                          45,624   (93,880)    (48,256)
Dreyfus Stock Index                                 57,060  (117,931)    (60,871)
DWS VIP Alternative Asset Allocation Plus Class A    1,721       (91)      1,630
DWS VIP Equity 500 Index Class A                    47,796   (34,883)     12,913
DWS VIP Small Cap Index Class A                     23,522   (20,589)      2,933
Fidelity VIP Asset Manager                          42,306  (118,943)    (76,637)
Fidelity VIP Contrafund Service Class 2            146,608  (125,132)     21,476
Fidelity VIP Equity-Income                          94,119  (141,539)    (47,420)
Fidelity VIP Growth                                 69,753  (139,953)    (70,200)
Fidelity VIP Money Market                            8,717    (9,103)       (386)
Janus Aspen Series Worldwide                        43,915   (56,195)    (12,280)
LVIP Baron Growth Opportunities Service Class       53,163   (48,200)      4,963
LVIP Cohen & Steers Global Real Estate              14,913   (12,160)      2,753
LVIP Delaware Bond                                  59,703   (63,515)     (3,812)
LVIP Delaware Foundation Aggressive Allocation         196       (87)        109
LVIP Delaware Foundation Conservative Allocation     6,916    (8,854)     (1,938)
LVIP Delaware Foundation Moderate Allocation           258      (204)         54
LVIP Delaware Growth and Income                     40,660   (61,481)    (20,821)
LVIP Delaware Social Awareness                      21,932   (31,492)     (9,560)
LVIP Global Income                                   4,451       (91)      4,360
LVIP Janus Capital Appreciation                     43,975   (37,592)      6,383
LVIP Mondrian International Value                   31,406   (36,640)     (5,234)
LVIP SSgA Bond Index                                16,125       (97)     16,028
LVIP SSgA Emerging Markets 100                      17,123    (5,458)     11,665
LVIP SSgA International Index                          956       (84)        872
LVIP T. Rowe Price Structured Mid-Cap Growth        61,167   (78,137)    (16,970)
LVIP Wilshire 2010 Profile                           2,156      (686)      1,470
LVIP Wilshire 2020 Profile                          20,419    (1,218)     19,201
LVIP Wilshire 2030 Profile                          17,225    (3,875)     13,350
LVIP Wilshire 2040 Profile                           9,372    (1,958)      7,414
LVIP Wilshire Aggressive Profile                    30,858   (11,986)     18,872
LVIP Wilshire Conservative Profile                  13,214    (6,875)      6,339
LVIP Wilshire Moderate Profile                      48,586   (15,109)     33,477
LVIP Wilshire Moderately Aggressive Profile         40,236   (19,731)     20,505
NB AMT Mid-Cap Growth                              122,441   (89,171)     33,270
NB AMT Partners                                     55,188   (74,900)    (19,712)
T. Rowe Price International Stock                   42,981   (62,593)    (19,612)

The change in units outstanding for the year ended December 31, 2008, is as follows:

                                                     UNITS    UNITS    NET INCREASE
SUBACCOUNT                                          ISSUED  REDEEMED    (DECREASE)
-----------------------------------------------------------------------------------
ABVPSF Global Thematic Growth Class B              267,784  (224,446)      43,338
ABVPSF Growth Class B                               21,151   (38,428)     (17,277)
ABVPSF Growth and Income Class B                    28,756   (14,405)      14,351
American Century VP Balanced                        42,466   (72,578)     (30,112)
American Funds Global Growth Class 2                73,145   (60,855)      12,290
American Funds Growth Class 2                      382,263  (294,334)      87,929
American Funds Growth-Income Class 2               138,990  (129,638)       9,352
American Funds International Class 2               175,699  (172,018)       3,681
Delaware VIP Diversified Income                     84,976   (60,859)      24,117
Delaware VIP High Yield                             20,770   (19,514)       1,256
Delaware VIP REIT Service Class                     89,951  (127,410)     (37,459)
Delaware VIP Small Cap Value Service Class          76,311   (54,460)      21,851
Delaware VIP Trend Service Class                    34,194   (54,783)     (20,589)
Dreyfus Developing Leaders                          58,145  (113,083)     (54,938)
Dreyfus Stock Index                                 76,776  (153,791)     (77,015)
DWS VIP Equity 500 Index Class A                    44,620   (25,940)      18,680
DWS VIP Small Cap Index Class A                     31,471   (20,031)      11,440
Fidelity VIP Asset Manager                          68,211  (141,273)     (73,062)
Fidelity VIP Contrafund Service Class 2            197,763  (161,511)      36,252
Fidelity VIP Equity-Income                         106,515  (185,368)     (78,853)
Fidelity VIP Growth                                 90,571  (215,276)    (124,705)
Fidelity VIP Money Market                           20,996   (28,180)      (7,184)
Janus Aspen Series Worldwide                        66,678  (108,298)     (41,620)
LVIP Baron Growth Opportunities Service Class       61,377   (98,323)     (36,946)
LVIP Cohen & Steers Global Real Estate               1,649      (134)       1,515
LVIP Delaware Bond                                 376,932  (305,757)      71,175
LVIP Delaware Growth and Income                     52,037   (73,780)     (21,743)
LVIP Delaware Foundation Conservative Allocation     7,906    (4,040)       3,866
LVIP Delaware Social Awareness                      43,691   (35,978)       7,713
LVIP Janus Capital Appreciation                     41,921   (43,750)      (1,829)
LVIP Mondrian International Value                   49,928  (103,845)     (53,917)
LVIP T. Rowe Price Structured Mid-Cap Growth        55,931  (111,384)     (55,453)
LVIP Wilshire 2010 Profile                          12,649    (4,501)       8,148
LVIP Wilshire 2020 Profile                          12,425    (1,048)      11,377
LVIP Wilshire 2030 Profile                          12,255    (1,200)      11,055
LVIP Wilshire 2040 Profile                          11,198    (4,580)       6,618
LVIP Wilshire Aggressive Profile                    43,841   (32,367)      11,474
LVIP Wilshire Conservative Profile                  29,825   (21,198)       8,627
LVIP Wilshire Moderate Profile                      42,044   (30,941)      11,103
LVIP Wilshire Moderately Aggressive Profile         53,691   (86,774)     (33,083)
NB AMT Mid-Cap Growth                              174,186  (238,546)     (64,360)
NB AMT Partners                                     53,078   (63,286)     (10,208)
T. Rowe Price International Stock                   49,253   (78,636)     (29,383)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln Life & Annuity Variable Annuity Account L

We have audited the accompanying statements of assets and liabilities of Lincoln Life & Annuity Variable Annuity Account L ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2009, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2009, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects the financial position of each of the respective subaccounts constituting Lincoln Life & Annuity Variable Annuity Account L at December 31, 2009, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

/S/ ERNST & YOUNG, LLP

Philadelphia, Pennsylvania
April 7, 2010